As filed with the Securities and Exchange Commission on January 30, 2017


                                                               File Nos. 2-48227
                                                                       811-02383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 158                 X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 136                         X


                               AB BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                                 PAUL M. MILLER
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                              Washington, DC 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on January 30, 2017 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 158 relates solely to the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, as applicable, of the AB Intermediate Bond Portfolio, the Class A, Class C and Advisor Class shares, as applicable, of the AB Limited Duration High Income Portfolio, the Class A, Class C and Advisor Class shares, as applicable, of the AB Credit Long/Short Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, as applicable, of the AB High Yield Portfolio, the Class A, Class C and Advisor Class shares, as applicable, of the AB Tax-Aware Fixed Income Portfolio and the Class A, Class C and Advisor Class shares, as applicable, of the AB Income Fund. No information in the Registrant's Registration Statement relating to the other series or classes of the Registrant not included herein is amended or superseded.

[A/B]
[LOGO]

PROSPECTUS  |  JANUARY 30, 2017


The AB Bond Funds


Core                                                             High Income
(Shares Offered--Exchange Ticker Symbol)                         (Shares Offered--Exchange Ticker Symbol)

    AB Intermediate Bond Portfolio                                   AB High Income Fund
    (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX;                    (Class A-AGDAX; Class B-AGDBX; Class C-AGDCX;
     Advisor Class-ABQYX; Class R-ABQRX;                              Advisor Class-AGDYX; Class R-AGDRX;
     Class K-ABQKX; Class I-ABQIX; Class Z-ABQZX)                     Class K-AGDKX; Class I-AGDIX; Class Z-AGDZX)

    AB Global Bond Fund                                              AB Limited Duration High Income Portfolio
    (Class A-ANAGX; Class B-ANABX; Class C-ANACX;                    (Class A-ALHAX; Class C-ALHCX; Advisor Class-ALHYX)
     Advisor Class-ANAYX; Class R-ANARX;
     Class K-ANAKX; Class I-ANAIX; Class Z-ANAZX)                    AB High Yield Portfolio
                                                                     (Class A-HIYAX; Class C-HIYCX; Advisor
                                                                      Class-HIYYX; Class R-HIYRX; Class K-HIYKX;
                                                                      Class I-HIYIX; Class Z-HIYZX)

                                                                     AB Income Fund
                                                                     (Class A-AKGAX; Class C-AKGCX; Advisor Class-ACGYX)

Absolute Return                                                  Tax-Aware
(Shares Offered--Exchange Ticker Symbol)                         (Shares Offered--Exchange Ticker Symbol)

    AB Credit Long/Short Portfolio                                   AB Tax-Aware Fixed Income Portfolio
    (Class A-ALASX; Class C-ALCSX; Advisor Class-ALYSX)              (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX)

    AB Unconstrained Bond Fund
    (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX;
     Advisor Class-AGSIX; Class R-AGSRX;
     Class K-AGSKX; Class I-AGLIX; Class Z-AGSZX)


The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                Page
SUMMARY INFORMATION............................................   4

CORE...........................................................   4

  AB INTERMEDIATE BOND PORTFOLIO...............................   4

  AB GLOBAL BOND FUND..........................................   9

ABSOLUTE RETURN................................................  14

  AB CREDIT LONG/SHORT PORTFOLIO...............................  14

  AB UNCONSTRAINED BOND FUND...................................  19

HIGH INCOME....................................................  24

  AB HIGH INCOME FUND..........................................  24

  AB LIMITED DURATION HIGH INCOME PORTFOLIO....................  29

  AB HIGH YIELD PORTFOLIO......................................  33

  AB INCOME FUND...............................................  38

TAX-AWARE......................................................  43

  AB TAX-AWARE FIXED INCOME PORTFOLIO..........................  43

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS..  49

INVESTING IN THE FUNDS.........................................  61

  How to Buy Shares............................................  61

  The Different Share Class Expenses...........................  62

  Sales Charge Reduction Programs for Class A Shares...........  64

  CDSC Waivers and Other Programs..............................  65

  Choosing a Share Class.......................................  65

  Payments to Financial Advisors and Their Firms...............  66

  How to Exchange Shares.......................................  67

  How to Sell or Redeem Shares.................................  67

  Frequent Purchases and Redemptions of Fund Shares............  68

  How the Funds Value Their Shares.............................  69

MANAGEMENT OF THE FUNDS........................................  71

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................  78

GENERAL INFORMATION............................................  80

GLOSSARY OF INVESTMENT TERMS...................................  81

FINANCIAL HIGHLIGHTS...........................................  82

APPENDIX A--BOND RATINGS....................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

CORE
--------------------------------------------------------------------------------

AB INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None          None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         3.00%(b)        1.00%(c)     None          None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None          None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .45%    .45%    .45%       .45%       .45%    .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .14%    .18%    .15%       .14%       .24%    .20%    .11%    .02%
  Other Expenses                                         .19%    .18%    .18%       .19%       .19%    .19%    .20%    .19%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .33%    .36%    .33%       .33%       .43%    .39%    .31%    .21%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.03%   1.81%   1.78%       .78%      1.38%   1.09%    .76%    .66%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.26)%  (.29)%  (.26)%     (.26)%     (.36)%  (.32)%  (.24)%  (.14)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement(e)                         .77%   1.52%   1.52%       .52%      1.02%    .77%    .52%    .52%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)For Class C shares, the CDSC is 0% after the first year.


(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding interest expense), on an annualized basis, from exceeding .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%
   and .52% of average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(e)Restated to reflect current fees.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  500  $  455  $  255      $ 53      $  104  $   79   $ 53    $ 53
After 3 Years   $  641  $  641  $  535      $223      $  401  $  315   $219    $197
After 5 Years   $  945  $  953  $  940      $408      $  721  $  570   $399    $354
After 10 Years  $1,608  $1,709  $2,073      $942      $1,626  $1,300   $920    $809
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  155  $  155
After 3 Years                                                     $  541  $  535
After 5 Years                                                     $  953  $  940
After 10 Years                                                    $1,709  $2,073
---------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 07      08       09      10      11      12       13      14      15      16
-----  ------   ------   -----   -----   -----   ------   -----  ------   -----
5.68%  -8.26%   19.18%   9.20%   6.39%   5.57%   -1.59%   6.61%  -0.03%   3.92%

                              Calendar Year End(%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 7.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.57%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.49%  1.96%   3.99%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -1.62%  0.70%   2.58%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.27%  0.94%   2.51%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           0.24%  2.12%   4.02%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           2.16%  2.12%   3.72%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           4.27%  3.14%   4.76%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                           3.66%  2.63%   4.22%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                           3.92%  2.88%   4.49%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                           4.28%  3.14%   4.76%
---------------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                           4.26%  3.16%   4.76%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                         2.65%  2.23%   4.34%
---------------------------------------------------------------------------------------------------


* After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE   TITLE
-----------------------------------------------------------------------------
Michael Canter      Since January 2016  Senior Vice President of the Adviser

Shawn E. Keegan     Since 2005          Senior Vice President of the Adviser

Douglas J. Peebles  Since 2007          Senior Vice President of the Adviser

Greg J. Wilensky    Since 2005          Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

AB GLOBAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                                CLASS
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS  R, K, I AND Z
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                4.25%          None            None         None           None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                      None(a)        3.00%(b)        1.00%(c)     None           None
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None           None            None         None           None
-----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                         .47%     .47%    .47%      .47%        .47%   .47%     .47%    .47%
Distribution and/or Service (12b-1) Fees                .25%    1.00%   1.00%      None        .50%   .25%     None    None
Other Expenses:
  Transfer Agent                                        .08%     .11%    .08%      .08%        .24%   .17%     .07%    .02%
  Other Expenses                                        .03%     .03%    .03%      .03%        .04%   .04%     .03%    .03%
                                                        ----    -----   -----      ----       -----   ----   ------  ------
Total Other Expenses                                    .11%     .14%    .11%      .11%        .28%   .21%     .10%    .05%
                                                        ----    -----   -----      ----       -----   ----   ------  ------
Acquired Fund Fees and Expenses                         .00%     .00%    .00%      .00%        .00%   .00%     .01%    .01%
                                                        ----    -----   -----      ----       -----   ----   ------  ------
Total Annual Fund Operating Expenses                    .83%    1.61%   1.58%      .58%       1.25%   .93%     .58%    .53%
                                                        ====    =====   =====      ====       =====   ====   ======  ======
Fee Waiver and/or Expense Reimbursement(d)              .00%     .00%    .00%      .00%        .00%   .00%   (.01)%  (.01)%
                                                        ----    -----   -----      ----       -----   ----   ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                           .83%    1.61%   1.58%      .58%       1.25%   .93%     .57%    .52%
                                                        ====    =====   =====      ====       =====   ====   ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)For Class C shares, the CDSC is 0% after the first year.


(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  506  $  464  $  261      $ 59      $  127  $   95   $ 58    $ 53
After 3 Years   $  679  $  608  $  499      $186      $  397  $  296   $185    $169
After 5 Years   $  866  $  876  $  860      $324      $  686  $  515   $323    $295
After 10 Years  $1,407  $1,510  $1,878      $726      $1,511  $1,143   $725    $664
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                     CLASS B   CLASS C
----------------------------------------------------------------------
After 1 Year                                        $  164    $  161
After 3 Years                                       $  508    $  499
After 5 Years                                       $  876    $  860
After 10 Years                                      $1,510    $1,878
----------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 113% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as "junk bonds").


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  07      08       09      10      11      12       13     14      15      16
-----   ------   ------   -----   -----   -----   ------  -----   -----   -----
9.90%  -10.71%   23.96%   9.53%   4.44%   7.03%   -2.15%  6.92%   0.48%   5.38%

                               Calendar Year End(%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.30%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -5.57%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                           0.92%  2.57%   4.68%
                 --------------------------------------------------------------------------- --------
                 Return After Taxes on Distributions                          -0.35%  1.17%   3.04%
                 --------------------------------------------------------------------------- --------
                 Return After Taxes on Distributions and Sale of Fund Shares   0.52%  1.37%   2.96%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                           1.69%  2.73%   4.70%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                           3.70%  2.74%   4.39%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                           5.77%  3.79%   5.44%
-----------------------------------------------------------------------------------------------------
Class R**        Return Before Taxes                                           5.07%  3.11%   4.89%
-----------------------------------------------------------------------------------------------------
Class K**        Return Before Taxes                                           5.42%  3.47%   5.16%
-----------------------------------------------------------------------------------------------------
Class I**        Return Before Taxes                                           5.78%  3.82%   5.47%
-----------------------------------------------------------------------------------------------------
Class Z**        Return Before Taxes                                           5.83%  3.86%   5.53%
-----------------------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (U.S. hedged)
(reflects no deduction for fees, expenses, or taxes)                           3.95%  3.59%   4.39%
-----------------------------------------------------------------------------------------------------


* After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date of Class R, Class K, Class I and Advisor Class shares:
  11/5/07, and Class Z shares: 10/15/13. Performance information for periods prior to the inception of Advisor Class, Class R, Class K, Class I and Class Z shares is the performance of the Fund's Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class, Class R, Class K, Class I and Class Z shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2002      Senior Vice President of the Adviser

Scott A. DiMaggio       Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles      Since 1992      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2007      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

ABSOLUTE RETURN
--------------------------------------------------------------------------------

AB CREDIT LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek absolute return over a full market cycle.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                              CLASS A CLASS C ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                  .85%    .85%       .85%
Distribution and/or Service (12b-1) Fees                                                         .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                                 .10%    .11%       .10%
  Interest Dividend Expense, Borrowing Costs and Brokerage Expense on Securities Sold Short     5.48%   5.52%      5.46%
  Other Expenses                                                                                2.34%   2.34%      2.34%
                                                                                              ------- -------    -------
Total Other Expenses                                                                            7.92%   7.97%      7.90%
                                                                                              ------- -------    -------
Acquired Fund Fees and Expenses                                                                  .01%    .01%       .01%
                                                                                              ------- -------    -------
Total Annual Fund Operating Expenses                                                            9.03%   9.83%      8.76%
                                                                                              ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                                    (2.31)% (2.32)%    (2.31)%
                                                                                              ------- -------    -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)        6.72%   7.51%      6.45%
                                                                                              ======= =======    =======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99% and .99% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)Restated to reflect current fees.

(e)If interest dividend expense, borrowing costs and brokerage expense on securities sold short were excluded, net expenses would be as follows:



                         CLASS A CLASS C ADVISOR CLASS
                         -----------------------------
                          1.24%   2.00%      1.00%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $1,063  $  842*    $  640
After 3 Years                                      $2,695  $2,567     $2,303
After 5 Years                                      $4,197  $4,220     $3,842
After 10 Years                                     $7,456  $7,703     $7,212
--------------------------------------------------------------------------------


*If you did not redeem your shares redemption at the end of the period, your expenses would be decreased by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.


PRINCIPAL STRATEGIES
At least 80% of the Fund's net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund's long and short positions will relate to fixed-income securities rated below investment grade (commonly known as "junk bonds").

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund's long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund's assets to increase as interest rates rise.

While the Fund's investments will be focused on U.S. dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund's exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is "non-diversified", which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


.. how the Fund's performance changed from year to year over the life of the Fund; and


.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 07     08      09      10      11       12      13      14       15       16
----   ----    ----    ----    ----     ----    ----    ----    ------    -----
 n/a    n/a     n/a     n/a     n/a      n/a     n/a     n/a    -0.52%    6.24%

                              Calendar Year End(%)




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 2.65%, 4TH QUARTER, 2016; AND WORST QUARTER WAS DOWN -0.61%, 3RD QUARTER, 2015.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          1.74%     0.29%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          1.33%    -0.13%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  1.08%     0.06%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          4.36%     1.16%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          6.42%     2.17%
---------------------------------------------------------------------------------------------
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees, expenses or taxes)                         0.33%     0.15%
---------------------------------------------------------------------------------------------


* Inception date for all Classes is 05/7/14.

**After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Gershon M. Distenfeld      Since 2014      Senior Vice President of the Adviser

Sherif M. Hamid            Since 2014      Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky     Since 2014      Senior Vice President of the Adviser

Robert Schwartz            Since 2014      Senior Vice President of the Adviser

Ashish C. Shah             Since 2014      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

AB UNCONSTRAINED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS  R, K, I AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None           None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None           None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None           None
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .50%    .50%    .50%       .50%       .50%    .50%    .50%    .50%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .06%    .06%    .06%       .06%       .24%    .17%    .02%    .02%
  Interest Dividend Expense, Borrowing Cost and
   Brokerage Expense on Securities Sold Short            .02%    .02%    .02%       .02%       .02%    .02%    .02%    .02%
  Other Expenses                                         .24%    .23%    .23%       .23%       .22%    .23%    .23%    .24%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .32%    .31%    .31%       .31%       .48%    .42%    .27%    .28%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .01%    .01%    .01%       .01%       .01%    .01%    .01%    .01%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.08%   1.82%   1.82%       .82%      1.49%   1.18%    .78%    .79%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.16)%  (.15)%  (.15)%     (.15)%     (.32)%  (.26)%  (.11)%  (.12)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement(e)                         .92%   1.67%   1.67%       .67%      1.17%    .92%    .67%    .67%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.


(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding interest expense), on an annualized basis, from exceeding .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65%
   and .65% of average daily net assets, respectively, for Class A, Class B, Class C, Advisory Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(e)If interest dividend expense, borrowing costs and brokerage expense on securities sold short were excluded, net expenses would be as follows:



     CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
     ---------------------------------------------------------------------
      .90%    1.65%   1.65%      .65%       1.15%   .90%    .65%    .65%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  515  $  570  $  270     $   68     $  119  $   94   $ 68    $ 68
After 3 Years   $  739  $  758  $  558     $  247     $  440  $  349   $238    $240
After 5 Years   $  980  $  971  $  971     $  440     $  783  $  624   $422    $427
After 10 Years  $1,672  $1,931  $2,125     $1,000     $1,752  $1,409   $956    $967
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  170  $  170
After 3 Years                                                     $  558  $  558
After 5 Years                                                     $  971  $  971
After 10 Years                                                    $1,931  $2,125
---------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 137% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund's risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. Government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon the Adviser's forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security's sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.


The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


IN FEBRUARY 2011, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND TO ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND (CURRENTLY NAMED AB UNCONSTRAINED BOND FUND) AND ALSO CHANGED CERTAIN OF ITS INVESTMENT POLICIES. AS A RESULT, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO FEBRUARY 2011 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                   [CHART]


 07       08       09      10      11      12      13      14      15      16
-----   ------   ------   -----   -----   -----   -----   -----   -----   -----
6.38%  -16.52%   19.20%   7.38%   2.07%   9.89%   0.16%   1.49%  -0.84%   4.27%

                             Calendar Year End(%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 8.57%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -9.62%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                       1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------------
Class A*       Return Before Taxes                     -0.15%  2.04%   2.53%
               --------------------------------------------------------------
               Return After Taxes on Distributions     -1.58%  1.00%   1.37%
               --------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                 -0.09%  1.14%   1.49%
------------------------------------------------------------------------------
Class B        Return Before Taxes                     -0.54%  2.22%   2.41%
------------------------------------------------------------------------------
Class C        Return Before Taxes                      2.49%  2.24%   2.27%
------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      4.54%  3.20%   3.26%
------------------------------------------------------------------------------
Class R        Return Before Taxes                      3.95%  2.71%   2.75%
------------------------------------------------------------------------------
Class K        Return Before Taxes                      4.28%  2.96%   3.05%
------------------------------------------------------------------------------
Class I        Return Before Taxes                      4.46%  3.25%   3.29%
------------------------------------------------------------------------------
Class Z        Return Before Taxes                      4.46%  3.22%   3.27%
------------------------------------------------------------------------------
BofA Merrill Lynch 3-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)    0.33%  0.12%   0.80%
------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (U.S.
hedged)
(reflects no deduction for fees, expenses, or taxes)    3.95%  3.59%   4.39%
------------------------------------------------------------------------------


* After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE   TITLE
--------------------------------------------------------------------------------
Scott A. DiMaggio      Since January 2016  Senior Vice President of the Adviser

Gershon M. Distenfeld  Since January 2016  Senior Vice President of the Adviser

Douglas J. Peebles     Since 1996          Senior Vice President of the Adviser

Dimitri Silva          Since 2015          Vice President of the Adviser

John Taylor            Since January 2016  Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

HIGH INCOME
--------------------------------------------------------------------------------

AB HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to maximize total returns from price appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None          None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         3.00%(b)        1.00%(c)     None          None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None          None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .46%    .46%    .46%      .46%        .46%   .46%    .46%    .46%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%      None        .50%   .25%    None    None
Other Expenses:
  Transfer Agent                                         .10%    .14%    .09%      .09%        .23%   .11%    .04%    .02%
  Other Expenses                                         .04%    .03%    .03%      .03%        .03%   .03%    .03%    .03%
                                                       ------   -----   -----      ----       -----   ----    ----    ----
Total Other Expenses                                     .14%    .17%    .12%      .12%        .26%   .14%    .07%    .05%
                                                       ------   -----   -----      ----       -----   ----    ----    ----
Acquired Fund Fees and Expenses                          .01%    .00%    .00%      .00%        .00%   .00%    .00%    .00%
                                                       ------   -----   -----      ----       -----   ----    ----    ----
Total Annual Fund Operating Expenses                     .86%   1.63%   1.58%      .58%       1.22%   .85%    .53%    .51%
                                                       ======   =====   =====      ====       =====   ====    ====    ====
Fee Waiver and/or Expense Reimbursement(d)             (.01)%    .00%    .00%      .00%        .00%   .00%    .00%    .00%
                                                       ------   -----   -----      ----       -----   ----    ----    ----
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            .85%   1.63%   1.58%      .58%       1.22%   .85%    .53%    .51%
                                                       ======   =====   =====      ====       =====   ====    ====    ====
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)For Class C shares, the CDSC is 0% after the first year.


(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  507  $  466  $  261      $ 59      $  124  $   87   $ 54    $ 52
After 3 Years   $  684  $  514  $  499      $186      $  387  $  271   $170    $164
After 5 Years   $  875  $  887  $  860      $324      $  670  $  471   $296    $285
After 10 Years  $1,429  $1,533  $1,878      $726      $1,477  $1,049   $665    $640
-------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                   CLASS B CLASS C
------------------------------------------------------------------
After 1 Year                                       $  166  $  161
After 3 Years                                      $  514  $  499
After 5 Years                                      $  887  $  860
After 10 Years                                     $1,533  $1,878
------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund's investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.


The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's Investors Service ("Moody's) or CCC+ or lower by S&P Global Ratings ("S&P") and Fitch Ratings ("Fitch")) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swap agreements.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  07       08      09      10     11      12     13      14       15       16
 -----   ------  ------  ------  -----  ------  -----   -----   ------   ------
 7.29%  -26.52%  61.74%  16.80%  2.06%  18.55%  6.61%   3.22%   -3.98%   15.17%

                              Calendar Year End(%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.96%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -17.75%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                          1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------------
Class A*               Return Before Taxes                                                10.22%  6.68%   7.70%
                       --------------------------------------------------------------------------------- --------
                       Return After Taxes on Distributions                                 7.19%  3.59%   4.55%
                       --------------------------------------------------------------------------------- --------
                       Return After Taxes on Distributions and Sale of Fund Shares         5.68%  3.77%   4.63%
-----------------------------------------------------------------------------------------------------------------
Class B                Return Before Taxes                                                11.26%  6.81%   7.67%
-----------------------------------------------------------------------------------------------------------------
Class C                Return Before Taxes                                                13.27%  6.78%   7.31%
-----------------------------------------------------------------------------------------------------------------
Advisor Class**        Return Before Taxes                                                15.44%  7.91%   8.50%
-----------------------------------------------------------------------------------------------------------------
Class R**              Return Before Taxes                                                14.73%  7.25%   7.87%
-----------------------------------------------------------------------------------------------------------------
Class K**              Return Before Taxes                                                15.15%  7.60%   8.21%
-----------------------------------------------------------------------------------------------------------------
Class I**              Return Before Taxes                                                15.50%  7.96%   8.53%
-----------------------------------------------------------------------------------------------------------------
Class Z**              Return Before Taxes                                                15.52%  7.96%   8.54%
-----------------------------------------------------------------------------------------------------------------
Bloomberg Barclays Global High Yield Index (USD Hedged)***
(reflects no deduction for fees, expenses, or taxes)                                      15.60%  8.38%   7.92%
-----------------------------------------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global ("EMBI Global")*** (U.S. Dollar-denominated)
(reflects no deduction for fees, expenses, or taxes)                                      10.19%  5.44%   6.75%
-----------------------------------------------------------------------------------------------------------------
JPMorgan Government Bond Index-Emerging Markets ("GBI-EM") (local currency-denominated)
(reflects no deduction for fees, expenses, or taxes)                                      11.43% -0.57%   2.65%
-----------------------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index ("BC High Yield")
(reflects no deduction for fees, expenses, or taxes)                                      17.13%  7.36%   7.55%
-----------------------------------------------------------------------------------------------------------------
Composite Benchmark (equal weighted blend of EMBI Global, GBI-EM and BC High Yield)#      13.09%  4.15%   5.78%
-----------------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Class R, Class K, Class I and Advisor Class shares:
   1/28/08, and Class Z shares: 10/15/13. Performance information for periods prior to the inception of Class R, Class K, Class I, Class Z and Advisor Class shares is the performance of the Fund's Class A shares, adjusted to reflect the net expense differences between Class A and Class R, Class K, Class I, Class Z and Advisor Class shares, respectively.


***The Fund's broad-based index used for comparison purposes has changed from the JPMorgan Emerging Markets Bond Index Global to the Bloomberg Barclays Global High Yield Index (USD Hedged) because the new index more closely reflects the Fund's investments and performance.


# The information in the Composite Benchmark shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon            Since 2002      Senior Vice President of the Adviser

Gershon M. Distenfeld     Since 2008      Senior Vice President of the Adviser

Douglas J. Peebles        Since 2002      Senior Vice President of the Adviser

Matthew S. Sheridan       Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

AB LIMITED DURATION HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                   CLASS A CLASS C  ADVISOR CLASS
                                                   SHARES  SHARES      SHARES
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                4.25%   None         None
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                      None(a) 1.00%(b)     None
---------------------------------------------------------------------------------
Exchange Fee                                       None    None         None
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
Management Fees                                      .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees             .25%   1.00%       None
Other Expenses:
 Transfer Agent                                      .05%    .05%       .05%
 Other Expenses                                      .21%    .20%       .19%
                                                   ------  ------     ------
Total Other Expenses                                 .26%    .25%       .24%
                                                   ------  ------     ------
Acquired Fund Fees and Expenses                      .01%    .01%       .01%
                                                   ------  ------     ------
Total Annual Fund Operating Expenses                1.07%   1.81%       .80%
                                                   ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)         (.12)%  (.11)%     (.10)%
                                                   ------  ------     ------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement(d)              .95%   1.70%       .70%
                                                   ======  ======     ======
--------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .95%, 1.70% and .70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)Restated to reflect current fees.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  518  $  273*     $ 72
After 3 Years                                      $  739  $  559      $245
After 5 Years                                      $  979  $  970      $434
After 10 Years                                     $1,665  $2,118      $980
--------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment grade (commonly known as "junk bonds"), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody's Investors Service ("Moody's"), CCC+ by S&P Global Ratings ("S&P") or CCC by Fitch Ratings ("Fitch") at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)


The Fund will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

In selecting securities for purchase or sale by the Fund, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine its quantitative forecasts with fundamental economic and credit research in seeking to exploit these inefficiencies.

The Adviser will employ strategies to manage the Fund's volatility relative to the global high-yield market. Such strategies may include shortening the duration of the Fund, adding higher rated investments, investing in various fixed-income sectors with relatively low correlation among them, and using hedging strategies that seek to provide protection from substantial market downturns. The Adviser will utilize different combinations of the above strategies at different points in time, taking into consideration, among other factors, the shape of the credit curve, the relative effect on yield associated with changes in credit quality, and the cost of hedging strategies.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund's exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed- income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 07       08       09      10      11      12      13      14      15      16
----     ----     ----    ----    ----   ------   -----   -----  ------   -----
 n/a      n/a      n/a     n/a     n/a   11.87%   5.23%   0.64%  -0.54%   9.05%

                             Calendar Year End(%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.47%, 3RD QUARTER, 2012; AND WORST QUARTER WAS DOWN -2.03%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                             SINCE
                                                                            1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                           4.37%  4.24%    4.28%
               --------------------------------------------------------------------------- ----------
               Return After Taxes on Distributions                           2.71%  2.40%    2.44%
               --------------------------------------------------------------------------- ----------
               Return After Taxes on Distributions and Sale of Fund Shares   2.44%  2.44%    2.47%
-----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           7.14%  4.37%    4.40%
-----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           9.23%  5.46%    5.44%
-----------------------------------------------------------------------------------------------------
Bloomberg Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged)
(reflects no deduction for fees, expenses, or taxes)                        14.04%  7.93%    7.96%
-----------------------------------------------------------------------------------------------------


* Inception date for all Classes is 12/07/11.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Gershon M. Distenfeld      Since 2011      Senior Vice President of the Adviser

Sherif M. Hamid            Since 2015      Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky     Since 2014      Senior Vice President of the Adviser

Ashish C. Shah             Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

AB HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to maximize total return consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS  R, K, I AND Z
                                                                                SHARES   SHARES       SHARES         SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None           None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None           None
-------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None           None
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .55%    .55%       .55%      .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None      .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                                 .66%    .74%       .66%      .25%    .05%    .02%    .02%
  Other Expenses                                                 .65%    .65%       .65%      .65%    .65%    .65%    .65%
                                                              ------- -------    -------    ------  ------  ------  ------
Total Other Expenses                                            1.31%   1.39%      1.31%      .90%    .70%    .67%    .67%
                                                              ------- -------    -------    ------  ------  ------  ------
Acquired Fund Fees and Expenses                                  .02%    .02%       .02%      .02%    .02%    .02%    .02%
                                                              ------- -------    -------    ------  ------  ------  ------
Total Annual Fund Operating Expenses                            2.13%   2.96%      1.88%     1.97%   1.52%   1.24%   1.24%
                                                              ======= =======    =======    ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (1.16)% (1.24)%    (1.16)%    (.75)%  (.55)%  (.52)%  (.52)%
                                                              ------- -------    -------    ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement(d)                                        .97%   1.72%       .72%     1.22%    .97%    .72%    .72%
                                                              ======= =======    =======    ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). Any fees waived and expenses borne by the Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/ or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)Restated to reflect current fees.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  520  $  275*    $   74     $  124  $   99  $   74  $   74
After 3 Years   $  956  $  799     $  478     $  546  $  426  $  342  $  342
After 5 Years   $1,418  $1,448     $  908     $  993  $  777  $  631  $  631
After 10 Years  $2,695  $3,192     $2,106     $2,235  $1,766  $1,454  $1,454
-----------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent full fiscal year ended August 31, 2016, the portfolio turnover rate was 44% of the average value of its portfolio. During the fiscal period from September 1, 2016 to October 31, 2016, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.


PRINCIPAL STRATEGIES

At least 80% of the Fund's net assets will under normal circumstances be invested in fixed-income securities rated Ba1 or lower by Moody's Investors Service ("Moody's") or BB+ or lower by S&P Global Ratings ("S&P") or Fitch Ratings ("Fitch") (commonly known as "junk bonds"), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.


In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of U.S. issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.


The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund's exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund's net assets.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed- income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


PERFORMANCE INFORMATION PRIOR TO JULY 26, 2016 SHOWN BELOW REFLECTS THE HISTORICAL PERFORMANCE OF THE AB HIGH-YIELD PORTFOLIO, A SERIES OF THE AB POOLING PORTFOLIOS (THE "ACCOUNTING SURVIVOR"). EFFECTIVE AS OF THE CLOSE OF BUSINESS ON JULY 26, 2016, THE ACCOUNTING SURVIVOR WAS REORGANIZED INTO THE FUND (THE "REORGANIZATION"). UPON COMPLETION OF THE REORGANIZATION, CLASS A, CLASS C, ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES OF THE FUND ASSUMED THE PERFORMANCE, FINANCIAL AND OTHER HISTORICAL INFORMATION OF THE ACCOUNTING SURVIVOR'S SHARES. AT THE TIME OF THE REORGANIZATION, THE ACCOUNTING SURVIVOR AND THE FUND HAD SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES. BECAUSE THE FUND HAS HIGHER EXPENSES THAN THE ACCOUNTING SURVIVOR HAD, THE ACCOUNTING

SURVIVOR'S PERFORMANCE WOULD HAVE BEEN LOWER THAN THAT SHOWN HAD IT OPERATED WITH THE FUND'S CURRENT EXPENSE LEVELS.


BAR CHART

The annual returns in the bar chart are for the Fund's Class Z shares, which reflect the performance of the Accounting Survivor's shares prior to July 26, 2016. Such shares were exchanged for Class Z shares of the Fund in the Reorganization. As the Fund's expense ratio is higher than that of the Accounting Survivor at the time of the Reorganization for each share class, the Fund's returns would have been lower than those shown here.

                                   [CHART]


  07      08       09      10      11     12       13      14      15      16
-----   ------   ------  ------  -----  ------   -----   -----   ------  ------
2.09%  -25.42%   60.18%  16.48%  3.14%  18.27%   9.12%   3.99%   -5.14%  15.46%

                             Calendar Year End(%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 22.40%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.87%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                              1 YEAR FIVE YEARS TEN YEARS
---------------------------------------------------------------------------------------------------------
Class Z*         Return Before Taxes                                          15.46%   8.01%      7.97%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          10.94%   4.58%      4.61%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares   8.61%   4.65%      4.71%
---------------------------------------------------------------------------------------------------------
Class A**        Return Before Taxes                                          10.45%   6.82%      7.26%
---------------------------------------------------------------------------------------------------------
Class C**        Return Before Taxes                                          13.44%   6.96%      6.91%
---------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          15.58%   8.03%      7.99%
---------------------------------------------------------------------------------------------------------
Class R**        Return Before Taxes                                          15.01%   7.49%      7.45%
---------------------------------------------------------------------------------------------------------
Class K**        Return Before Taxes                                          15.31%   7.76%      7.72%
---------------------------------------------------------------------------------------------------------
Class I**        Return Before Taxes                                          15.58%   8.03%      7.99%
---------------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index
(reflects no deduction for fees, expenses, or taxes)                          17.13%   7.36%      7.55%
---------------------------------------------------------------------------------------------------------


* After-tax Returns:

  -Are shown for Class Z shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Class A, Class C, Advisor Class, Class R, Class K and
  Class I shares: 7/15/14. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization reflects the performance of the Fund's Class Z shares, adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Gershon M. Distenfeld      Since 2014      Senior Vice President of the Adviser

Sherif M. Hamid            Since 2014      Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky     Since 2014      Senior Vice President of the Adviser

Ashish C. Shah             Since 2014      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

AB INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to seek high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Fund--Sales Charge Reduction Programs for Class A Shares", page 64 of this Prospectus, and in "Purchase of Shares--Sales Charge Reduction Programs for Class A Shares", page 127 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)



                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None
----------------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                                                          CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                    .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                            .13%    .16%       .05%
  Interest Expense and Related Expenses                                                     .28%    .28%       .27%
  Other Expenses                                                                            .14%    .14%       .09%
                                                                                          ------  ------     ------
Total Other Expenses                                                                        .55%    .58%       .41%
                                                                                          ------  ------     ------
Total Annual Fund Operating Expenses                                                       1.25%   2.03%       .86%
                                                                                          ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                                (.20)%  (.23)%     (.07)%
                                                                                          ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)   1.05%   1.80%       .79%
                                                                                          ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through April 22, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .77%, 1.52% and .52% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense reimbursement"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense reimbursement.

(d)Restated to reflect current fees.

(e)If interest expense were excluded, net expenses would be as follows:



                         CLASS A CLASS C ADVISOR CLASS
                         -----------------------------
                          .77%    1.52%      .52%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  528  $  283*    $   81
After 3 Years                                      $  786  $  614     $  267
After 5 Years                                      $1,064  $1,072     $  470
After 10 Years                                     $1,855  $2,340     $1,054
--------------------------------------------------------------------------------



*If you did not redeem your shares at the end of the period, your expenses would be decreased by $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the fiscal period ended October 31, 2016, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of U.S. and foreign governments, their agencies or instrumentalities and repurchase agreements relating to U.S. Government securities.

The Fund normally invests at least 65% of its total assets in U.S. dollar denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as "junk bonds"). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the U.S. The Fund's investments in foreign securities may include investments in securities of emerging market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risks and return characteristics as well as the securities' impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund's exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund's use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (often referred to as "junk bonds") are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be "called" or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline, as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MORTGAGE-BACKED AND/OR OTHER ASSET-BACKED SECURITIES RISK: Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

THE FUND COMMENCED OPERATIONS ON APRIL 22, 2016. THE FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE ALLIANCEBERNSTEIN INCOME FUND, INC., A CLOSED-END FUND (THE "PREDECESSOR FUND"), EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 21, 2016 (THE "REORGANIZATION"). THE FUND HAS THE SAME INVESTMENT OBJECTIVE THAT THE PREDECESSOR FUND HAD AND SIMILAR INVESTMENT STRATEGIES AND POLICIES. IN ADDITION, THE FUND HAS HIGHER EXPENSES (INCLUDING TRANSFER AGENCY AND SHAREHOLDER SERVICING FEES), AND A DIFFERENT ADVISORY FEE ARRANGEMENT THAN THE PREDECESSOR FUND HAD.

PERFORMANCE INFORMATION PRIOR TO APRIL 22, 2016 SHOWN BELOW REFLECTS THE HISTORICAL PERFORMANCE OF THE PREDECESSOR FUND BASED ON ITS NAV. SUCH PERFORMANCE INFORMATION MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WOULD HAVE ACHIEVED AS AN OPEN-END FUND UNDER ITS CURRENT INVESTMENT STRATEGIES AND POLICIES AND EXPENSE LEVELS.

BAR CHART
The annual returns in the bar chart are for the Fund's Advisor Class shares. Shares of the Predecessor Fund were exchanged for Advisor Class shares of the Fund in the Reorganization.

                                   [CHART]


  07      08       09      10      11      12      13      14      15      16
------  ------   ------  ------  -----   ------   -----   -----   -----   -----
12.89%  -5.46%   19.97%  11.04%  9.67%   12.15%  -2.86%   8.96%   0.70%   5.68%

                             Calendar Year End(%)


BEST QUARTER WAS UP 8.21%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.31%, 2ND QUARTER, 2013.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                          0.92%   3.61%   6.29%
-----------------------------------------------------------------------------------------------------
Class C*         Return Before Taxes                                          3.75%   3.78%   5.97%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          5.68%   4.78%   7.01%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          3.58%   2.02%   4.23%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares  3.19%   2.50%   4.30%
-----------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                          2.65%   2.23%   4.34%
-----------------------------------------------------------------------------------------------------



* Performance information for Class A and Class C shares reflects the performance of the Fund's Advisor Class shares, adjusted to reflect the respective expense ratios of these Classes of shares.

**After-tax returns:

  -Are shown for Advisor Class shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE               LENGTH OF SERVICE WITH THE FUND  TITLE
---------------------------------------------------------------------------------------------
Paul J. DeNoon               Since April 2016           Senior Vice President of the Adviser

Gershon M. Distenfeld        Since April 2016           Senior Vice President of the Adviser

Douglas J. Peebles           Since April 2016           Senior Vice President of the Adviser

Ashish C. Shah               Since January 2017         Senior Vice President of the Adviser

Matthew S. Sheridan          Since April 2016           Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

TAX-AWARE
--------------------------------------------------------------------------------

AB TAX-AWARE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek to maximize after-tax return and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 64 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares, on page 127 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                        CLASS A  CLASS C   ADVISOR CLASS
                                                        SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      3.00%    None         None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                            None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------
Exchange Fee                                             None     None         None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                 CLASS A CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
Management Fees                                    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees           .25%   1.00%       None
Other Expenses:
 Transfer Agent                                    .07%    .08%       .07%
 Other Expenses                                    .90%    .89%       .90%
                                                 ------  ------     ------
Total Other Expenses                               .97%    .97%       .97%
                                                 ------  ------     ------
Total Annual Fund Operating Expenses              1.67%   2.42%      1.42%
                                                 ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)       (.92)%  (.92)%     (.92)%
                                                 ------  ------     ------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement(d)            .75%   1.50%       .50%
                                                 ======  ======     ======
------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .75%, 1.50% and .50% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(d)Restated to reflect current fees.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
After 1 Year                                       $  374  $  253*    $   51
After 3 Years                                      $  723  $  667     $  359
After 5 Years                                      $1,096  $1,207     $  689
After 10 Years                                     $2,142  $2,686     $1,622
--------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as "junk bonds"), although such securities are not expected to be the Fund's primary focus.


The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund's trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds ("TOBs") and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on "negative watch" by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico's government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico's difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.


.. TAX RISK: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


.. how the Fund's performance changed from year to year over the life of the Fund; and


.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 07       08       09      10      11      12      13      14      15      16
----     ----     ----    ----    ----    ----    ----    -----   -----   -----
 n/a      n/a      n/a     n/a     n/a     n/a     n/a    7.05%   3.24%   0.10%

                             Calendar Year End(%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 2.75%, 2ND QUARTER, 2016; AND WORST QUARTER WAS DOWN -4.15%, 4TH QUARTER, 2016.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2016)



                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -2.90%   2.34%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -2.97%   2.28%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.85%   2.17%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -1.64%   2.62%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           0.34%   3.65%
---------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Unhedged Index
(reflects no deduction for fees, expenses or taxes)                          0.25%   4.04%
---------------------------------------------------------------------------------------------


* Inception date for all Classes is 12/11/13.

**After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                       LENGTH OF SERVICE   TITLE
----------------------------------------------------------------------------------------
Robert B. (Guy) Davidson, III  Since 2013          Senior Vice President of the Adviser

Terrance T. Hults              Since 2013          Senior Vice President of the Adviser

Shawn E. Keegan                Since 2013          Senior Vice President of the Adviser

Matthew J. Norton              Since January 2017  Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 48 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B Shares are not currently offered to new investors)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                  None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z Shares are available   None                  None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivatives trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions where a Fund's derivatives trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies--A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by AB TAX-AWARE FIXED INCOME PORTFOLIO from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Fund's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price

   Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases. A Fund will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. "Variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund, except AB TAX-AWARE FIXED INCOME PORTFOLIO, may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EVENT-LINKED SECURITIES
Event-linked securities are variable or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of event-linked fixed-income bonds are known as "catastrophe" or "cat" bonds. If the trigger events do not occur, a Fund will recover its principal and interest. If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the securities. These securities are generally illiquid and may be rated below investment grade or the unrated equivalent and have the same or equivalent risks as higher yield debt securities ("junk bonds").

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


AB HIGH YIELD PORTFOLIO and AB CREDIT LONG/SHORT PORTFOLIO may invest significantly in TBA mortgage-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

The Funds limit their investments in illiquid securities to 15% of their net assets. Until the Funds' compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. After such date, the term shall mean any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.


A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of inflation-indexed securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Fund may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


LOAN PARTICIPATIONS
A Fund, except the AB TAX-AWARE FIXED INCOME PORTFOLIO, may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.
If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other asset-backed securities that have been offered to investors.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or un-subordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

MUNICIPAL SECURITIES
The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The AB TAX-AWARE FIXED INCOME PORTFOLIO may invest in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The AB TAX-AWARE FIXED INCOME PORTFOLIO may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The AB TAX-AWARE FIXED INCOME PORTFOLIO may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

The AB TAX-AWARE FIXED INCOME PORTFOLIO may purchase municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured municipal securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies will present limited risk to the Fund. The underlying credit quality of the issuers of the insured municipal securities (generally investment grade) reduces the risk of a significant reduction in the value of the insured municipal security.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.


REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

A Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. The terms of reverse repurchase agreements are essentially the reverse of "repurchase agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.


If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of the combination of the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

SOVEREIGN DEBT OBLIGATIONS
No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations they hold. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

STRUCTURED PRODUCTS

A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security- and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

TENDER OPTION BOND TRANSACTIONS
The AB TAX-AWARE FIXED INCOME PORTFOLIO may enter into tender option bonds ("TOBs") in which the Fund may sell a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as "floaters") are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk. For a discussion of the risks of TOBs, see "Borrowing and Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Funds involve the risk considerations described below.


BORROWING AND LEVERAGE

The Funds may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Each of the Funds may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls and, with respect to AB TAX-AWARE FIXED INCOME PORTFOLIO, TOB transactions. This means that a Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.


Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the AB TAX-AWARE FIXED INCOME PORTFOLIO's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring the Fund to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.


In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


A Fund may invest in securities of frontier market countries. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity--economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of secu-
rities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.


FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES
A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board of Directors (the "Board") may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Fund) debt securities or, with respect to AB TAX-AWARE FIXED INCOME PORTFOLIO and AB INCOME FUND, high-quality municipal notes or variable-rate demand obligations, or in taxable cash equivalents. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. The Funds offer eight classes of shares through this Prospectus, except for AB HIGH YIELD PORTFOLIO, which offers seven classes of shares, and AB LIMITED DURATION HIGH INCOME PORTFOLIO, AB INCOME FUND, AB CREDIT LONG/SHORT PORTFOLIO and AB TAX-AWARE FIXED INCOME PORTFOLIO, which offer three classes of shares.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.


The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

..  TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary;

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and

.. with respect to AB INCOME FUND, through certain special arrangements approved by the Adviser, such as purchases by shareholders of the Fund's Predecessor Fund.


The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

Class I and Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Fund.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify, and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Securities and Exchange Commission ("SEC")
  Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of these fees for each class of a Fund's shares is:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None
Class Z                   None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Fund is .30% of the aggregate average daily net assets. The Board currently limits the payments to .25%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for AB UNCONSTRAINED BOND FUND Class B shares, which convert to Class A shares after eight years). Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES

CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price for all Funds except AB TAX-AWARE FIXED INCOME PORTFOLIO and 3.00% of the offering price for AB TAX-AWARE FIXED INCOME PORTFOLIO. Any applicable sales charge will be deducted directly from your investment.


The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:


AB TAX-AWARE FIXED INCOME PORTFOLIO:



                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00



ALL OTHER FUNDS:


                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00


Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more for all Funds except AB TAX-AWARE FIXED INCOME PORTFOLIO and in the amount of $500,000 or more for AB TAX-AWARE FIXED INCOME PORTFOLIO, or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:


 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;


 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs; or

 - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within three years (four years in the case of AB UNCONSTRAINED BOND FUND) of purchase.

The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

AB UNCONSTRAINED BOND FUND:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

ALL OTHER FUNDS:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None


If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.


Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AB UNCONSTRAINED BOND FUND, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.


CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Understanding Sales Charges & Expenses").


RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);


.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or


.. a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.


AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 3% of your investment for sales of Class B shares (4% with respect to the sales of Class B shares of AB UNCONSTRAINED BOND FUND) and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2017, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI is expected to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  AIG Advisor Group

  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities

  Institutional Cash Distributors (ICD)

  JP Morgan Securities

  Lincoln Financial Advisors Corp.

  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  SunTrust Bank
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your broker or financial advisor must receive your sales request by the Fund Closing Time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading activity or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers' financial statements. The Funds may value their securities using fair value prices based on independent pricing services.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2016, totaling approximately $490 billion (of which more than $96 billion represented assets of investment companies sponsored by the Adviser). As of September 30, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 129 separate investment portfolios, had as of September 30, 2016 approximately 2.4 million accounts.


The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, each Fund paid the Adviser during its most recent fiscal year or period a management fee as a percentage of average daily net assets as follows:


                                           FEE AS A PERCENTAGE OF   FISCAL
                                             AVERAGE DAILY NET    YEAR/PERIOD
FUND                                               ASSETS            ENDED
-----------------------------------------------------------------------------
AB Intermediate Bond Portfolio                      .27%*          10/31/16
AB Global Bond Fund                                 .47%*           9/30/16
AB Credit Long/Short Portfolio                        0%*          10/31/16
AB Unconstrained Bond Fund                          .36%*          10/31/16
AB High Income Fund                                 .46%*          10/31/16
AB Limited Duration High Income Portfolio           .54%*           9/30/16
AB High Yield Portfolio                               0%*          10/31/16
AB Income Fund                                      .25%*          10/31/16
AB Tax-Aware Fixed Income Portfolio                   0%*          10/31/16

--------

*Fee stated net of any waivers and/or reimbursements.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's most recent annual or semi-annual report to shareholders as follows:


                                           ANNUAL OR SEMI-
                                            ANNUAL REPORT
FUND                                           PERIOD
----------------------------------------------------------
AB Intermediate Bond Portfolio                10/31/16
AB Global Bond Fund                            3/31/16
AB Credit Long/Short Portfolio                10/31/16
AB Unconstrained Bond Fund                    10/31/16
AB High Income Fund                           10/31/16
AB Limited Duration High Income Portfolio      3/31/16
AB High Yield Portfolio                       10/31/16
AB Income Fund                                10/31/16
AB Tax-Aware Fixed Income Portfolio           10/31/16


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of each Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


         FUND AND                                           PRINCIPAL
       RESPONSIBLE                                   OCCUPATION(S)DURING THE
           TEAM             EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AB Intermediate Bond      Michael Canter; since     Senior Vice President of
 Portfolio                 January 2016; Senior      the Adviser, with which
 U.S. Investment Grade     Vice President of the     he has been associated
 Core Fixed Income Team    Adviser                   in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Shawn E. Keegan; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Douglas J. Peebles;       Senior Vice President of
                           since 2007; Senior Vice   the Adviser, with which
                           President of the          he has been associated
                           Adviser, and Chief        in a substantially
                           Investment Officer and    similar capacity to his
                           Head of Fixed Income      current position since
                                                     prior to 2012.

                           Greg J. Wilensky; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB Global Bond Fund       Paul J. DeNoon; since     Senior Vice President of
 Global Fixed Income       2002; Senior Vice         the Adviser, with which
 Investment Team           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Scott A. DiMaggio; since  Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Douglas J. Peebles;       (see above)
                           since 1992; (see above)

                           Matthew S. Sheridan;      Senior Vice President of
                           since 2007; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB Credit Long/Short      Gershon M. Distenfeld;    Senior Vice President of
 Portfolio                 since 2014; Senior Vice   the Adviser, with which
 Credit Long/Short         President of the Adviser  he has been associated
 Investment Team                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Sherif M. Hamid; since    Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since 2013. Prior to
                                                     joining the Adviser, he
                                                     was at Barclays Capital
                                                     where he was head of
                                                     European Credit Strategy
                                                     from 2011 to 2013.

                           Ivan Rudolph-Shabinsky;   Senior Vice President of
                           since 2014; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Robert Schwartz; since    Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     2012.

                           Ashish C. Shah; since     Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB Unconstrained Bond     Scott A. DiMaggio; since  (see above)
 Fund                      2016; (see above)
 Global Fixed Income
 Investment Team and
 Global Credit Investment
 Team

                           Gershon M. Distenfeld;    (see above)
                           since January 2016; (see
                           above)

                           Douglas J. Peebles;       (see above)
                           since 1996; (see above)

                           Dimitri Silva; since      Vice President of the
                           2015, Vice President of   Adviser, with which he
                           the Adviser               has been associated
                                                     since prior to 2012.

                           John Taylor; since        Senior Vice President of
                           January 2016; Senior      the Adviser, with which
                           Vice President of the     he has been associated
                           Adviser                   in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

        FUND AND                                                                    PRINCIPAL
      RESPONSIBLE                                                            OCCUPATION(S)DURING THE
          TEAM                          EMPLOYEE; YEAR; TITLE                  PAST FIVE (5) YEARS
------------------------------------------------------------------------------------------------------

AB High Income Fund       Paul J. DeNoon; since 2002; (see above)            (see above)
Global Fixed Income Team
and Global Credit         Gershon M. Distenfeld; since 2008; (see above)     (see above)
Investment Team
                          Douglas J. Peebles; since 2002; (see above)        (see above)

                          Matthew S. Sheridan; since 2005; (see above)       (see above)

AB Limited Duration High  Gershon M. Distenfeld; since 2011; (see above)     (see above)
Income Portfolio
Limited Duration High     Sherif M. Hamid; since 2015; (see above)           (see above)
Income Investment Team

                          Ivan Rudolph-Shabinsky; since 2014; (see above)    (see above)

                          Ashish C. Shah; since 2011; (see above)            (see above)

AB High Yield Portfolio   Gershon M. Distenfeld; since 2014; (see above)     (see above)
High Yield Investment
Team                      Sherif M. Hamid; since 2014; (see above)           (see above)

                          Ivan Rudolph-Shabinsky; since 2014; (see above)    (see above)

                          Ashish C. Shah; since 2014; (see above)            (see above)

AB Income Fund            Paul J. DeNoon; since April 2016; (see above)      (see above)
U.S. Investment Grade:    Gershon M. Distenfeld; since April 2016; (see      (see above)
Core Fixed Income         above)
Investment Team

                          Douglas J. Peebles; since April 2016; (see above)  (see above)

                          Ashish C. Shah; since January 2017; (see above)    (see above)

                          Matthew S. Sheridan; since April 2016; (see above) (see above)

AB Tax-Aware Fixed        Robert B. (Guy) Davidson, III; since 2013; Senior  Senior Vice President of
Income Portfolio          Vice President of the Adviser                      the Adviser, with which
Tax-Aware Investment Team                                                    he has been associated
                                                                             in a substantially
                                                                             similar capacity since
                                                                             prior to 2012.

                          Terrance T. Hults; since 2013; Senior Vice         Senior Vice President of
                          President of the Adviser                           the Adviser, with which
                                                                             he has been associated
                                                                             in a substantially
                                                                             similar capacity since
                                                                             prior to 2012.

                          Shawn E. Keegan; since 2013; (see above)           (see above)

                          Matthew J. Norton; since January 2017; Vice        Vice President of the
                          President of the Adviser                           Adviser, with which he
                                                                             has been associated in a
                                                                             substantially similar
                                                                             capacity since prior to
                                                                             2012.


The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The investment teams employed by the Adviser to manage AB HIGH INCOME FUND, AB INTERMEDIATE BOND PORTFOLIO, AB HIGH YIELD PORTFOLIO and AB TAX-AWARE FIXED INCOME PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Funds. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Funds, as registered investment companies, are subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts. With respect to AB HIGH INCOME FUND, the Similarly Managed Accounts' performance information is representative solely of the performance of a pooled investment vehicle that is not offered for sale in the United States.



Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Similarly Managed Accounts through December 31, 2016. The aggregate assets for the Similarly Managed Accounts managed by the High Income investment team, the Intermediate Bond investment team, the High Yield investment team and the Tax-Aware investment team as of September 30, 2016 were approximately $18.97 billion, $4.85 billion, $559.68 million and $3.06 billion, respectively. The investment teams' Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of all fees (including any portfolio transaction costs) charged to the Similarly Managed Accounts, calculated on a monthly basis. The highest fee payable for the Similarly Managed Accounts is 2.81% of assets for AB HIGH INCOME FUND and .50% of assets for AB INTERMEDIATE BOND PORTFOLIO, annually. The standard investment management fee schedules for the Similarly Managed Accounts are .55% of the first $50 million of the Similarly Managed Account's net Assets and .35% of net assets over

$50 million for AB HIGH YIELD PORTFOLIO. Net-of-fee performance figures reflect the compounding effect of such fees.


The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Funds. Expenses associated with the distribution of Class A, Class B and Class C shares of the Funds in accordance with the plans adopted by the Boards of the Funds under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Funds has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.


The Bloomberg Barclays Global High Yield Index (USD Hedged) is used by AB HIGH INCOME FUND and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The Bloomberg Barclays Global High Yield Index (USD Hedged) is an unmanaged index considered representative of non-investment grade fixed-income securities of companies in the U.S., developed markets and emerging markets. A composite benchmark, comprising the JPMorgan Emerging Markets Bond Index Global ("EMBI Global"), the JPMorgan Government Bond Index-Emerging Markets ("GBI-EM") and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index ("BC High Yield") on an equal weighted basis (the "High Income Composite Benchmark") is also used by AB HIGH INCOME FUND and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. EMBI Global tracks total returns for traded external debt instruments in the emerging markets; GBI-EM tracks total returns for local currency government bonds issued by emerging markets; and BC High Yield tracks the U.S. Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index ("BC U.S. Aggregate Bond Index") is used by AB INTERMEDIATE BOND PORTFOLIO and its Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance and is composed of securities from Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


BC High Yield is used by AB HIGH YIELD PORTFOLIO and its Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance. The index measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.


The Bloomberg Barclays Municipal Bond Index is used by the AB TAX-AWARE FIXED INCOME PORTFOLIO and its Similarly Managed Accounts for purposes of this example as a benchmark to measure their relative performance. The Bloomberg Barclays Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

To the extent the investment teams utilize investment techniques such as swaps, futures or options, the performance of the High Income Composite Benchmark, the BC U.S. Aggregate Bond Index, the BC High Yield and the Bloomberg Barclays Municipal Bond Index may not be substantially comparable to the performance of the investment teams' Similarly Managed Accounts. The High Income Composite Benchmark, the BC U.S. Aggregate Bond Index, the BC High Yield and the Bloomberg Barclays Municipal Bond Index do not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.


The performance data below is provided solely to illustrate the investment teams' performance in managing the Similarly Managed Accounts as measured against a broad based market index. The performance of the Funds will be affected by the performance of the investment teams managing the Funds' assets. If the investment teams were to perform relatively poorly, the performance of the Funds would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Funds.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Funds' performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - SIMILARLY MANAGED ACCOUNTS*


                                                                             BLOOMBERG
                                                             HIGH INCOME      BARCLAYS
                                                              SIMILARLY     GLOBAL HIGH  HIGH INCOME
                                                           MANAGED ACCOUNTS YIELD INDEX   COMPOSITE
                                                            TOTAL RETURN**  (USD HEDGED)  BENCHMARK  EMBI GLOBAL*** GBI-EM
----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31:
2016                                                             14.02%         15.60%      13.09%        10.19%     11.43%
2015                                                             -5.44%         -0.69%      -7.35%         1.23%    -18.02%
2014                                                              1.58%          2.58%       0.58%         5.53%     -6.12%
2013                                                              5.09%          6.47%      -1.65%        -6.58%     -5.50%
2012                                                             16.27%         19.25%      18.22%        18.54%     19.93%
2011                                                              0.21%          3.63%       2.33%         8.46%     -6.35%
2010                                                             15.62%         15.06%      13.43%        12.04%     13.08%
2009                                                             60.62%         57.70%      33.73%        28.18%     16.57%
2008                                                            -32.27%        -25.25%     -14.78%       -10.91%     -6.92%
2007                                                              5.91%          1.95%       8.19%         6.28%     16.27%
2006                                                             12.56%         12.20%      10.96%         9.88%     11.96%
2005                                                              7.99%          5.65%       5.46%        10.73%      2.87%
2004                                                             11.11%         11.98%      15.37%        11.73%     23.14%
2003                                                             36.36%         29.33%      24.07%        25.66%     17.79%
2002                                                              5.26%          2.41%      13.66%        13.11%     29.10%
2001                                                            -10.44%          2.43%        N/A          1.36%       N/A
2000                                                             -4.25%          1.29%        N/A         14.41%       N/A
1999                                                             18.76%         10.59%        N/A         24.18%       N/A
1998                                                            -15.59%         -4.82%        N/A        -11.54%       N/A
Cumulative total return for the period September 22, 1997
 (inception of Historical Account) to December 31, 2016         197.34%           N/A         N/A        352.48%       N/A





                                                              BC HIGH
                                                           YIELD INDEX***
-------------------------------------------------------------------------
Year Ended December 31:
2016                                                            17.13%
2015                                                            -4.43%
2014                                                             2.46%
2013                                                             7.44%
2012                                                            15.78%
2011                                                             4.96%
2010                                                            14.94%
2009                                                            58.76%
2008                                                           -25.88%
2007                                                             2.27%
2006                                                            10.76%
2005                                                             2.75%
2004                                                            11.14%
2003                                                            28.78%
2002                                                            -0.24%
2001                                                             5.46%
2000                                                            -5.79%
1999                                                             2.39%
1998                                                             1.87%
Cumulative total return for the period September 22, 1997
 (inception of Historical Account) to December 31, 2016        255.72%***

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Net inception cumulative index returns are from September 30, 1997.


                                                                 INTERMEDIATE BOND
                                                                 SIMILARLY MANAGED    BC U.S.
                                                                     ACCOUNTS      AGGREGATE BOND
                                                                  TOTAL RETURN**       INDEX
-------------------------------------------------------------------------------------------------
Year Ended December 31:
2016                                                                    4.45%           2.65%
2015                                                                    0.67%           0.55%
2014                                                                    6.92%           5.97%
2013                                                                   -1.93%          -2.02%
2012                                                                    5.90%           4.21%
2011                                                                    7.09%           7.84%
2010                                                                    9.45%           6.54%
2009                                                                   18.77%           5.93%
2008                                                                   -5.41%           5.24%
2007                                                                    5.60%           6.97%
2006                                                                    5.26%           4.33%
2005                                                                    3.22%           2.43%
2004                                                                    5.48%           4.34%
2003                                                                    8.45%           4.10%
2002                                                                    7.93%          10.26%
Cumulative total return for the period June 30, 2001
 (inception of Similarly Managed Accounts) to December 31, 2016       127.43%         104.94%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

**Net of all fees.

                                                                      AB HIGH YIELD PORTFOLIO
                                                                         SIMILARLY MANAGED
                                                                             ACCOUNTS           BC HIGH
                                                                          TOTAL RETURN**      YIELD INDEX
---------------------------------------------------------------------------------------------------------
Year Ended December 31:
2016                                                                           15.53%            17.13%
2015                                                                           -4.82%            -4.43%
2014                                                                            3.58%             2.46%
2013                                                                            8.65%             7.44%
2012                                                                           17.70%            15.78%
2011                                                                            2.90%             4.96%
2010                                                                           16.18%            14.94%
2009                                                                           59.88%            58.76%
2008                                                                          -25.93%           -25.88%
2007                                                                            1.91%             2.27%
2006                                                                            9.70%            10.76%
2005                                                                            2.65%             2.75%
2004                                                                            9.00%            11.14%
Cumulative total return for the period from
 inception of the Similarly Managed Accounts to December 31, 2016***          961.22%               N/A

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Net inception cumulative Similarly Managed Account and index returns are from the inception dates of the Similarly Managed Accounts (December 31, 1986).


                                                                 TAX-AWARE FIXED INCOME
                                                                   SIMILARLY MANAGED        BLOOMBERG
                                                                        ACCOUNTS        BARCLAYS MUNICIPAL
                                                                     TOTAL RETURN**         BOND INDEX
----------------------------------------------------------------------------------------------------------
Year Ended December 31:
2016                                                                     -0.47%                0.25%
2015                                                                      2.88%                3.30%
2014                                                                      7.04%                9.05%
2013                                                                     -3.28%               -2.55%
2012                                                                      7.12%                6.78%
2011                                                                      8.89%               10.70%
October 2010--December 2010                                              -2.71%               -4.17%
Cumulative total return for the period October 1, 2010
 (inception of Similarly Managed Accounts) to December 31, 2016          20.31%               24.66%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

**Net of Annual Fund Operating Expenses of Class A shares of the Fund (after fee waiver and expense reimbursement and not including any initial sales charge or CDSC).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016



                                                                                           SINCE
                                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION
--------------------------------------------------------------------------------------------------
High Income Similarly Managed Accounts                   14.02%  3.08%   6.00%   5.97%     5.81%
Bloomberg Barclays Global High Yield Index (USD Hedged)  15.60%  5.60%   8.38%   7.92%       N/A*
High Income Composite Benchmark                          13.09%  1.77%   4.15%   5.77%       N/A*
   EMBI Global                                           10.19%  5.59%   5.44%   6.75%     8.14%**
   GBI-EM                                                11.43% -4.99%  -0.57%   2.65%       N/A
   BC High Yield                                         17.13%  4.67%   7.36%   7.55%     6.81%**

--------
* Inception date of Historical Account is September 22, 1997.

**Since inception average annual total returns are from September 31, 1997.


                                                                                SINCE
                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION
---------------------------------------------------------------------------------------
Intermediate Bond Similarly Managed Accounts  4.45%   3.98%   3.15%   4.97%     5.44%*
BC U.S. Aggregate Bond Index                  2.65%   3.03%   2.23%   4.34%     4.74%*

--------
* Inception date of Similarly Managed Accounts is June 30, 2001.


                                                                         SINCE
                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION*
---------------------------------------------------------------------------------
High Yield Similarly Managed Accounts  15.53%  4.43%   7.81%   7.71%     8.19%*
BC High Yield Index                    17.13%  4.67%   7.36%   7.55%       N/A*

--------
* Inception date of Similarly Managed Accounts is December 31, 1986.

                                                                            SINCE
                                                   1 YEAR 3 YEARS 5 YEARS INCEPTION*
------------------------------------------------------------------------------------
Tax-Aware Fixed Income Similarly Managed Accounts  -0.47%  3.10%   2.58%    3.00%
Bloomberg Barclays Municipal Bond Index             0.25%  4.14%   3.28%    3.59%*

--------
*Inception date of Similarly Managed Accounts is October 1, 2010.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by the Funds for these services are included in "Other Expenses"under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Funds' SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution.

AB TAX-AWARE FIXED INCOME PORTFOLIO declares dividends on its shares on each business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. AB TAX-AWARE FIXED INCOME PORTFOLIO pays dividends on its shares after the close of business on the last day of each month.

You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. For all Funds other than AB TAX-AWARE FIXED INCOME PORTFOLIO, your election can be changed at any time prior to a record date for a dividend. With respect to AB TAX-AWARE FIXED INCOME PORTFOLIO, you may change your election at least 30 days prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

TAXES (ALL FUNDS, EXCEPT AB TAX-AWARE FIXED INCOME PORTFOLIO)
While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

TAXES (AB TAX-AWARE FIXED INCOME PORTFOLIO)
Distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Fund invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from the Fund that are excluded from gross income will generally be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same potential tax rates applicable to long-term capital gains.

The Fund anticipates that a substantial portion of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from federal income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Fund.

Distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Fund invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from the Fund that are excluded from gross income will generally be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same potential tax rates applicable to long-term capital gains.

The Fund anticipates that a substantial portion of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from federal income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Fund.

GENERAL
If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities paying interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds, that pay a fixed rate of return.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

NON-U.S. COMPANY OR NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

THE BOFA MERRILL LYNCH 3-MONTH T-BILL INDEX is an unmanaged index that measures returns of three-month Treasury bills.


THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

THE BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Bloomberg, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

THE BLOOMBERG BARCLAYS GLOBAL HIGH YIELD 1-5 YEAR INDEX represents the performance of non-investment-grade fixed-income securities in the U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. Dollar.

THE BLOOMBERG BARCLAYS GLOBAL HIGH YIELD INDEX (USD HEDGED) is an unmanaged index considered representative of non-investment grade fixed-income securities of companies in the U.S., developed markets and emerging markets.

THE BLOOMBERG BARCLAYS HIGH YIELD INDEX is an unmanaged index generally representative of corporate bonds rated below investment grade.

THE BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX is an issuer-constrained version of the U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.


THE JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL is a broad-based, unmanaged index that tracks total return for external currency denominated debt in emerging markets.

THE JPMORGAN GOVERNMENT BOND INDEX-EMERGING MARKETS is a definitive local emerging markets debt benchmark that tracks local currency government bonds issued by emerging market countries.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young, LLP, the independent registered public accounting firm for all Funds. The report of the independent public accounting firm, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

AB INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                                      YEAR ENDED OCTOBER 31,
                                                                         2016      2015       2014       2013       2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.06  $  11.24  $  11.00   $  11.40    $  11.04
                                                                       --------  --------  --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .26       .28       .35        .26         .26
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .27      (.12)      .23       (.35)        .41#
Contributions from Affiliates                                             - 0 -     - 0 -     - 0 -      - 0 -         .01#
                                                                       --------  --------  --------   --------    --------
Net increase (decrease) in net asset value from operations                  .53       .16       .58       (.09)        .68
                                                                       --------  --------  --------   --------    --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.36)     (.34)     (.34)      (.31)       (.32)
                                                                       --------  --------  --------   --------    --------
Net asset value, end of period                                         $  11.23  $  11.06  $  11.24   $  11.00    $  11.40
                                                                       ========  ========  ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)                        4.93%     1.45%     5.34%*     (.81)%+     6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $245,683  $252,965  $273,962   $301,764    $370,672
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .85%      .88%      .90%       .89%        .85%
 Expenses, before waivers/reimbursements                                   1.03%     1.06%     1.06%      1.02%        .99%
 Net investment income(b)                                                  2.35%     2.51%     3.15%      2.32%       2.29%
Portfolio turnover rate**                                                   128%      198%      221%       189%        110%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2016    2015     2014     2013     2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.06  $11.24  $11.00   $11.41    $11.05
                                                                       ------  ------  ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .18     .20     .28      .18       .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .27    (.12)    .22     (.36)      .42#
Contributions from Affiliates                                           - 0 -   - 0 -   - 0 -    - 0 -       .01#
                                                                       ------  ------  ------   ------    ------
Net increase (decrease) in net asset value from operations                .45     .08     .50     (.18)      .61
                                                                       ------  ------  ------   ------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.28)   (.26)   (.26)    (.23)     (.25)
                                                                       ------  ------  ------   ------    ------
Net asset value, end of period                                         $11.23  $11.06  $11.24   $11.00    $11.41
                                                                       ======  ======  ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)                      4.15%    .72%   4.61%*  (1.59)%+   5.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,106  $1,692  $3,017   $5,348    $9,089
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.60%   1.60%   1.60%    1.58%     1.55%
 Expenses, before waivers/reimbursements                                 1.81%   1.80%   1.78%    1.74%     1.74%
 Net investment income(b)                                                1.59%   1.77%   2.48%    1.59%     1.59%
Portfolio turnover rate**                                                 128%    198%    221%     189%      110%
-----------------------------------------------------------------------------------------------------------------


See footnotes on page 86.

--------------------------------------------------------------------------------

                                                                                           CLASS C
                                                                                   YEAR ENDED OCTOBER 31,
                                                                         2016     2015     2014       2013      2012
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.04  $ 11.22  $ 10.98   $ 11.38    $ 11.02
                                                                       -------  -------  -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .18      .20      .27       .18        .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .27     (.12)     .23      (.35)       .41#
Contributions from Affiliates                                            - 0 -    - 0 -    - 0 -     - 0 -        .01#
                                                                       -------  -------  -------   -------    -------
Net increase (decrease) in net asset value from operations                 .45      .08      .50      (.17)       .60
                                                                       -------  -------  -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.28)    (.26)    (.26)     (.23)      (.24)
                                                                       -------  -------  -------   -------    -------
Net asset value, end of period                                         $ 11.21  $ 11.04  $ 11.22   $ 10.98    $ 11.38
                                                                       =======  =======  =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       4.16%     .73%    4.63%*   (1.51)%+    5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $41,886  $40,928  $42,690   $47,530    $61,224
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.60%    1.60%    1.60%     1.59%      1.55%
 Expenses, before waivers/reimbursements                                  1.78%    1.78%    1.77%     1.73%      1.70%
 Net investment income(b)                                                 1.60%    1.79%    2.46%     1.62%      1.60%
Portfolio turnover rate**                                                  128%     198%     221%      189%       110%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        ADVISOR CLASS
                                                                                   YEAR ENDED OCTOBER 31,
                                                                         2016     2015     2014       2013      2012
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.06  $ 11.24  $ 11.00   $ 11.41    $ 11.05
                                                                       -------  -------  -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .29      .31      .39       .29        .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .28     (.12)     .22      (.36)       .41#
Contributions from Affiliates                                            - 0 -    - 0 -    - 0 -     - 0 -        .01#
                                                                       -------  -------  -------   -------    -------
Net increase (decrease) in net asset value from operations                 .57      .19      .61      (.07)       .71
                                                                       -------  -------  -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.39)    (.37)    (.37)     (.34)      (.35)
                                                                       -------  -------  -------   -------    -------
Net asset value, end of period                                         $ 11.24  $ 11.06  $ 11.24   $ 11.00    $ 11.41
                                                                       =======  =======  =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       5.29%    1.73%    5.65%*    (.61)%+    6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $56,068  $22,705  $26,352   $73,445    $94,584
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .60%     .60%     .60%      .59%       .55%
 Expenses, before waivers/reimbursements                                   .78%     .77%     .75%      .72%       .69%
 Net investment income(b)                                                 2.60%    2.78%    3.51%     2.60%      2.59%
Portfolio turnover rate**                                                  128%     198%     221%      189%       110%
----------------------------------------------------------------------------------------------------------------------


See footnotes on page 86.

--------------------------------------------------------------------------------

                                                                                        CLASS R
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2016    2015     2014     2013     2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.06  $11.24  $11.00   $11.40    $11.04
                                                                       ------  ------  ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .23     .26     .33      .24       .23
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .28    (.12)    .23     (.36)      .42#
Contributions from Affiliates                                           - 0 -   - 0 -   - 0 -    - 0 -       .01#
                                                                       ------  ------  ------   ------    ------
Net increase (decrease) in net asset value from operations                .51     .14     .56     (.12)      .66
                                                                       ------  ------  ------   ------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.34)   (.32)   (.32)    (.28)     (.30)
                                                                       ------  ------  ------   ------    ------
Net asset value, end of period                                         $11.23  $11.06  $11.24   $11.00    $11.40
                                                                       ======  ======  ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)                      4.67%   1.23%   5.13%*  (1.01)%+   6.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $3,023  $2,936  $2,368   $2,241    $1,568
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.10%   1.10%   1.10%    1.09%     1.05%
 Expenses, before waivers/reimbursements                                 1.38%   1.38%   1.36%    1.31%     1.29%
 Net investment income(b)                                                2.10%   2.29%   2.94%    2.13%     2.07%
Portfolio turnover rate**                                                 128%    198%    221%     189%      110%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS K
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2016    2015     2014     2013     2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.07  $11.24  $11.01   $11.41    $11.05
                                                                       ------  ------  ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .26     .28     .35      .27       .26
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .27    (.10)    .22     (.36)      .42#
Contributions from Affiliates                                           - 0 -   - 0 -   - 0 -    - 0 -       .01#
                                                                       ------  ------  ------   ------    ------
Net increase (decrease) in net asset value from operations                .53     .18     .57     (.09)      .69
                                                                       ------  ------  ------   ------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.36)   (.35)   (.34)    (.31)     (.33)
                                                                       ------  ------  ------   ------    ------
Net asset value, end of period                                         $11.24  $11.07  $11.24   $11.01    $11.41
                                                                       ======  ======  ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)                      4.93%   1.57%   5.30%*   (.76)%+   6.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,706  $3,922  $4,515   $3,459    $3,823
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .85%    .85%    .85%     .84%      .80%
 Expenses, before waivers/reimbursements                                 1.09%   1.08%   1.03%     .93%      .99%
 Net investment income(b)                                                2.34%   2.53%   3.17%    2.38%     2.34%
Portfolio turnover rate**                                                 128%    198%    221%     189%      110%
-----------------------------------------------------------------------------------------------------------------


See footnotes on page 86.

--------------------------------------------------------------------------------

                                                                                        CLASS I
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2016    2015     2014     2013     2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.07  $11.25  $11.01   $11.42    $11.06
                                                                       ------  ------  ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .28     .31     .36      .18       .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .28    (.12)    .25     (.25)      .41#
Contributions from Affiliates                                           - 0 -   - 0 -   - 0 -    - 0 -       .01#
                                                                       ------  ------  ------   ------    ------
Net increase (decrease) in net asset value from operations                .56     .19     .61     (.07)      .71
                                                                       ------  ------  ------   ------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.39)   (.37)   (.37)    (.34)     (.35)
                                                                       ------  ------  ------   ------    ------
Net asset value, end of period                                         $11.24  $11.07  $11.25   $11.01    $11.42
                                                                       ======  ======  ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)                      5.20%   1.73%   5.65%*   (.62)%+   6.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,613  $  511  $  107   $   14    $  814
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .60%    .60%    .60%     .56%      .55%
 Expenses, before waivers/reimbursements                                  .76%    .75%    .75%     .67%      .66%
 Net investment income(b)                                                2.56%   2.74%   3.22%    2.46%     2.59%
Portfolio turnover rate**                                                 128%    198%    221%     189%      110%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                 CLASS Z
                                                                                               APRIL 28,
                                                                                              2014(d) TO
                                                                       YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                         2016       2015         2014
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.08     $11.26       $11.15
                                                                        -------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .28        .32          .19
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .29       (.13)         .10
                                                                        -------     ------      ------
Net increase in net asset value from operations                            .57        .19          .29
                                                                        -------     ------      ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.39)      (.37)        (.18)
                                                                        -------     ------      ------
Net asset value, end of period                                         $ 11.26     $11.08       $11.26
                                                                        =======     ======      ======
TOTAL RETURN
Total investment return based on net asset value(c)                       5.28%      1.72%        2.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $18,134     $4,851       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .60%       .60%         .60%^
 Expenses, before waivers/reimbursements                                   .66%       .71%         .66%^
 Net investment income(b)                                                 2.52%      2.91%        3.29%^
Portfolio turnover rate**                                                  128%       198%         221%
---------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Commencement of operations.

 # Amount reclassified from realized gain (loss) on investment transactions.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended October 31, 2014 by 0.01%.

 + Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio's performance for the year ended October 31, 2013 by 0.14%.

   Includes the Adviser's reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio's performance by 0.07% for the year-ended October 31, 2012.

** The Portfolio accounts for dollar roll transactions as purchases and sales.

 ^ Annualized.

AB GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                                                       CLASS A
                                                                               YEAR ENDED SEPTEMBER 30,
                                                             2016           2015         2014         2013           2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     8.34     $     8.52     $     8.26  $     8.64    $     8.38
                                                        ----------     ----------     ----------  ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                       .17(b)         .18            .23         .19           .22(b)
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                             .39           (.02)           .25        (.29)          .37
Contributions from Affiliates                                  .00(c)         .00(c)       - 0 -       - 0 -           .00(c)
Capital Contributions                                          .00(c)       - 0 -          - 0 -       - 0 -         - 0 -
                                                        ----------     ----------     ----------  ----------    ----------
Net increase (decrease) in net asset value from
 operations                                                    .56            .16            .48        (.10)          .59
                                                        ----------     ----------     ----------  ----------    ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          (.30)          (.34)          (.22)       (.19)         (.33)
Distributions from net realized gain on investment and
 foreign currency transactions                                (.01)          (.00)(c)      - 0 -        (.09)        - 0 -
                                                        ----------     ----------     ----------  ----------    ----------
Total dividends and distributions                             (.31)          (.34)          (.22)       (.28)         (.33)
                                                        ----------     ----------     ----------  ----------    ----------
Net asset value, end of period                          $     8.59     $     8.34     $     8.52  $     8.26    $     8.64
                                                        ==========     ==========     ==========  ==========    ==========
TOTAL RETURN
Total investment return based on net asset value(d)           6.92%*         1.95%          5.82%      (1.21)%*       7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $1,293,750     $1,060,976     $1,076,697  $1,341,874    $1,581,096
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    .85%           .90%           .93%        .94%          .92%
 Expenses, before waivers/reimbursements(e)                    .85%           .90%           .93%        .94%          .93%
 Net investment income                                        2.05%(b)       2.09%          2.69%       2.28%         2.55%(b)
Portfolio turnover rate                                        113%           167%           157%        179%           94%
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                          2016       2015     2014      2013       2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.34     $ 8.52     $ 8.26  $  8.64    $  8.38
                                                                       ------     ------     ------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .10(b)     .11        .16      .14        .15(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .40       (.01)       .26     (.30)       .37
Contributions from Affiliates                                             .00(c)     .00(c)   - 0 -    - 0 -        .00(c)
Capital Contributions                                                     .00(c)   - 0 -      - 0 -    - 0 -      - 0 -
                                                                       ------     ------     ------  -------    -------
Net increase (decrease) in net asset value from operations                .50        .10        .42     (.16)       .52
                                                                       ------     ------     ------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.24)      (.28)      (.16)    (.13)      (.26)
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (.01)      (.00)(c)  - 0 -     (.09)     - 0 -
                                                                       ------     ------     ------  -------    -------
Total dividends and distributions                                        (.25)      (.28)      (.16)    (.22)      (.26)
                                                                       ------     ------     ------  -------    -------
Net asset value, end of period                                         $ 8.59     $ 8.34     $ 8.52  $  8.26    $  8.64
                                                                       ======     ======     ======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)                      6.11%*     1.21%      5.08%   (1.91)%*    6.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,668     $3,410     $7,321  $22,978    $38,310
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.61%      1.63%      1.64%    1.65%      1.64%
 Expenses, before waivers/reimbursements(e)                              1.61%      1.63%      1.64%    1.65%      1.67%
 Net investment income                                                   1.25%(b)   1.36%      1.97%    1.59%      1.82%(b)
Portfolio turnover rate                                                   113%       167%       157%     179%        94%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 90 through 91.

--------------------------------------------------------------------------------

                                                                                       CLASS C
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                 2016         2015       2014       2013         2012
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.36     $   8.54     $   8.28  $   8.66    $   8.40
                                                             --------     --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .11(b)       .12          .17       .14         .16(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .40         (.01)         .25      (.30)        .37
Contributions from Affiliates                                     .00(c)       .00(c)     - 0 -     - 0 -         .00(c)
Capital Contributions                                             .00(c)     - 0 -        - 0 -     - 0 -       - 0 -
                                                             --------     --------     --------  --------    --------
Net increase (decrease) in net asset value from operations        .51          .11          .42      (.16)        .53
                                                             --------     --------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.24)        (.29)        (.16)     (.13)       (.27)
Distributions from net realized gain on investment and
 foreign currency transactions                                   (.01)        (.00)(c)    - 0 -      (.09)      - 0 -
                                                             --------     --------     --------  --------    --------
Total dividends and distributions                                (.25)        (.29)        (.16)     (.22)       (.27)
                                                             --------     --------     --------  --------    --------
Net asset value, end of period                               $   8.62     $   8.36     $   8.54  $   8.28    $   8.66
                                                             ========     ========     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(d)              6.24%*       1.23%        5.07%    (1.90)%*     6.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $349,965     $356,483     $395,728  $472,068    $607,783
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.58%        1.60%        1.63%     1.64%       1.63%
 Expenses, before waivers/reimbursements(e)                      1.58%        1.60%        1.63%     1.64%       1.64%
 Net investment income                                           1.30%(b)     1.38%        1.98%     1.58%       1.83%(b)
Portfolio turnover rate                                           113%         167%         157%      179%         94%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        ADVISOR CLASS
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                  2016           2015         2014         2013          2012
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     8.33     $     8.51     $     8.25  $     8.63    $   8.37
                                                             ----------     ----------     ----------  ----------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .20(b)         .20            .25         .22         .24(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      .38           (.01)           .25        (.29)        .37
Contributions from Affiliates                                       .00(c)         .00(c)       - 0 -       - 0 -         .00(c)
Capital Contributions                                               .00(c)       - 0 -          - 0 -       - 0 -       - 0 -
                                                             ----------     ----------     ----------  ----------    --------
Net increase (decrease) in net asset value from operations          .58            .19            .50        (.07)        .61
                                                             ----------     ----------     ----------  ----------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.32)          (.37)          (.24)       (.22)       (.35)
Distributions from net realized gain on investment and
 foreign currency transactions                                     (.01)          (.00)(c)      - 0 -        (.09)      - 0 -
                                                             ----------     ----------     ----------  ----------    --------
Total dividends and distributions                                  (.33)          (.37)          (.24)       (.31)       (.35)
                                                             ----------     ----------     ----------  ----------    --------
Net asset value, end of period                               $     8.58     $     8.33     $     8.51  $     8.25    $   8.63
                                                             ==========     ==========     ==========  ==========    ========
TOTAL RETURN
Total investment return based on net asset value(d)                7.21%*         2.26%          6.14%      (0.92)%*     7.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $3,275,362     $2,247,582     $1,504,432  $1,077,452    $901,342
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         .58%           .60%           .63%        .64%        .63%
 Expenses, before waivers/reimbursements(e)                         .58%           .60%           .63%        .64%        .64%
 Net investment income                                             2.33%(b)       2.39%          2.98%       2.57%       2.86%(b)
Portfolio turnover rate                                             113%           167%           157%        179%         94%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 90 through 91.

--------------------------------------------------------------------------------

                                                                                               CLASS R
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                          2016        2015       2014      2013       2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  8.33     $  8.51     $  8.25  $  8.63    $  8.37
                                                                       -------     -------     -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .14(b)      .15         .20      .16        .19(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .40        (.02)        .25     (.29)       .37
Contributions from Affiliates                                              .00(c)      .00(c)    - 0 -    - 0 -        .00(c)
Capital Contributions                                                      .00(c)    - 0 -       - 0 -    - 0 -      - 0 -
                                                                       -------     -------     -------  -------    -------
Net increase (decrease) in net asset value from operations                 .54         .13         .45     (.13)       .56
                                                                       -------     -------     -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.27)       (.31)       (.19)    (.16)      (.30)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.01)       (.00)(c)   - 0 -     (.09)     - 0 -
                                                                       -------     -------     -------  -------    -------
Total dividends and distributions                                         (.28)       (.31)       (.19)    (.25)      (.30)
                                                                       -------     -------     -------  -------    -------
Net asset value, end of period                                         $  8.59     $  8.33     $  8.51  $  8.25    $  8.63
                                                                       =======     =======     =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)                       6.63%*      1.57%       5.48%   (1.56)%*    6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $80,625     $60,300     $54,550  $46,514    $38,450
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                               1.25%       1.27%       1.26%    1.29%      1.23%
 Expenses, before waivers/reimbursements(e)                               1.25%       1.27%       1.26%    1.29%      1.28%
 Net investment income                                                    1.66%(b)    1.72%       2.36%    1.93%      2.26%(b)
Portfolio turnover rate                                                    113%        167%        157%     179%        94%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              CLASS K
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                          2016        2015       2014      2013       2012
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  8.33     $  8.51     $  8.25  $  8.63    $ 8.37
                                                                       -------     -------     -------  -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .17(b)      .17         .23      .19       .23(f)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .40        (.01)        .25     (.29)      .37
Contributions from Affiliates                                              .00(c)      .00(c)    - 0 -    - 0 -       .00(c)
Capital Contributions                                                      .00(c)    - 0 -       - 0 -    - 0 -     - 0 -
                                                                       -------     -------     -------  -------    ------
Net increase (decrease) in net asset value from operations                 .57         .16         .48     (.10)      .60
                                                                       -------     -------     -------  -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.30)       (.34)       (.22)    (.19)     (.34)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.01)       (.00)(c)   - 0 -     (.09)    - 0 -
                                                                       -------     -------     -------  -------    ------
Total dividends and distributions                                         (.31)       (.34)       (.22)    (.28)     (.34)
                                                                       -------     -------     -------  -------    ------
Net asset value, end of period                                         $  8.59     $  8.33     $  8.51  $  8.25    $ 8.63
                                                                       =======     =======     =======  =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                       6.97%*      1.90%       5.83%   (1.22)%*   7.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $31,361     $23,625     $19,039  $13,851    $9,949
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                .93%        .95%        .93%     .95%      .84%
 Expenses, before waivers/reimbursements(e)                                .93%        .95%        .93%     .95%      .95%
 Net investment income                                                    1.98%(b)    2.04%       2.69%    2.26%     2.70%(f)
Portfolio turnover rate                                                    113%        167%        157%     179%       94%
-----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 90 through 91.

--------------------------------------------------------------------------------

                                                                                       CLASS I
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                 2016         2015       2014       2013         2012
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.33     $   8.51     $   8.25  $   8.63    $   8.37
                                                             --------     --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .20(b)       .20          .26       .22         .24(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .38         (.01)         .24      (.29)        .38
Contributions from Affiliates                                     .00(c)       .00(c)     - 0 -     - 0 -         .00(c)
Capital Contributions                                             .00(c)     - 0 -        - 0 -     - 0 -       - 0 -
                                                             --------     --------     --------  --------    --------
Net increase (decrease) in net asset value from operations        .58          .19          .50      (.07)        .62
                                                             --------     --------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.32)        (.37)        (.24)     (.22)       (.36)
Distributions from net realized gain on investment and
 foreign currency transactions                                   (.01)        (.00)(c)    - 0 -      (.09)      - 0 -
                                                             --------     --------     --------  --------    --------
Total dividends and distributions                                (.33)        (.37)        (.24)     (.31)       (.36)
                                                             --------     --------     --------  --------    --------
Net asset value, end of period                               $   8.58     $   8.33     $   8.51  $   8.25    $   8.63
                                                             ========     ========     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(d)              7.22%*       2.27%        6.19%    (0.87)%*     7.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $715,514     $536,411     $546,550  $291,554    $198,242
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .57%         .59%         .59%      .59%        .60%
 Expenses, before waivers/reimbursements(e)                       .58%         .59%         .59%      .59%        .61%
 Net investment income                                           2.33%(b)     2.40%        3.04%     2.61%       2.88%(b)
Portfolio turnover rate                                           113%         167%         157%      179%         94%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                       CLASS Z
                                                                                                  OCTOBER 15,
                                                                                                  2013(g) TO
                                                                       YEAR ENDED SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2016         2015         2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   8.33     $   8.51        $  8.23
                                                                       --------     --------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .20(b)       .21            .25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .40         (.02)           .27
Contributions from Affiliates                                               .00(c)     - 0 -          - 0 -
Capital Contributions                                                       .00(c)     - 0 -          - 0 -
                                                                       --------     --------        -------
Net increase in net asset value from operations                             .60          .19            .52
                                                                       --------     --------        -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.33)        (.37)          (.24)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     (.01)        (.00)(c)      - 0 -
                                                                       --------     --------        -------
Total dividends and distributions                                          (.34)        (.37)          (.24)
                                                                       --------     --------        -------
Net asset value, end of period                                         $   8.59     $   8.33        $  8.51
                                                                       ========     ========        =======
TOTAL RETURN
Total investment return based on net asset value(d)                        7.39%*       2.32%          6.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $200,617     $167,830        $11,472
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                 .52%         .53%           .55%(h)
 Expenses, before waivers/reimbursements(e)                                 .53%         .53%           .55%(h)
 Net investment income                                                     2.38%(b)     2.47%          3.05%(h)
Portfolio turnover rate                                                     113%         167%           157%
---------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount represents less than $0.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios presented below exclude interest expense:



                                                                          YEAR ENDED SEPTEMBER 30,
                                                                        2016  2015  2014  2013  2012
-----------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                         .85%  .90%  .93%  .93%  .90%
   Before waivers/reimbursements                                         .85%  .90%  .93%  .93%  .91%
CLASS B
   Net of waivers/reimbursements                                        1.61% 1.63% 1.64% 1.64% 1.62%
   Before waivers/reimbursements                                        1.61% 1.63% 1.64% 1.64% 1.65%
CLASS C
   Net of waivers/reimbursements                                        1.58% 1.60% 1.63% 1.63% 1.61%
   Before waivers/reimbursements                                        1.58% 1.60% 1.63% 1.63% 1.62%
ADVISOR CLASS
   Net of waivers/reimbursements                                         .58%  .60%  .63%  .63%  .60%
   Before waivers/reimbursements                                         .58%  .60%  .63%  .63%  .61%
CLASS R
   Net of waivers/reimbursements                                        1.25% 1.27% 1.26% 1.28% 1.20%
   Before waivers/reimbursements                                        1.25% 1.27% 1.26% 1.28% 1.25%
CLASS K
   Net of waivers/reimbursements                                         .93%  .95%  .93%  .94%  .81%
   Before waivers/reimbursements                                         .93%  .95%  .93%  .94%  .92%
CLASS I
   Net of waivers/reimbursements                                         .57%  .59%  .58%  .58%  .58%
   Before waivers/reimbursements                                         .58%  .59%  .58%  .58%  .59%
-----------------------------------------------------------------------------------------------------



                                                                 OCTOBER 15,
                                     YEAR ENDED    YEAR ENDED    2013(g) TO
                                    SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                        2016          2015          2014
-----------------------------------------------------------------------------
CLASS Z
   Net of waivers/reimbursements         .52%          .53%          .55%(h)
   Before waivers/reimbursements         .53%          .53%          .55%(h)



(f)Net of expenses waived by the Distributor.

(g)Commencement of distribution.

(h)Annualized.

 * Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended September 30, 2016 by 0.01%.

AB CREDIT LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

                                                                         CLASS A
                                                                                      MAY 7,
                                                                                    2014(a) TO
                                                             YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                2016       2015        2014
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.85      $10.00       $10.00
                                                             ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.09)        .09          .08
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .40        (.16)        (.03)
Contributions from Affiliates                                 - 0 -         .00(d)     - 0 -
                                                             ------      ------       ------
Net increase (decrease) in net asset value from operations      .31        (.07)         .05
                                                             ------      ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -        (.08)        (.05)
Distributions from net realized gain on investment
 transactions                                                  (.04)      - 0 -        - 0 -
                                                             ------      ------       ------
Total dividends and distributions                              (.04)       (.08)        (.05)
                                                             ------      ------       ------
Net asset value, end of period                               $10.12      $ 9.85       $10.00
                                                             ======      ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)(f)         3.18%       (.65)%        .57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  182      $  186       $   84
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)                    6.81%(h)    5.02%        3.56%^
 Expenses, before waivers/reimbursements(g)                    9.07%(h)    7.28%        4.29%^
 Net investment income (loss)(c)                               (.91)%       .88%        1.79%^
Portfolio turnover rate                                         201%        163%          69%
Portfolio turnover rate (including securities sold short)       182%        147%         102%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         CLASS C
                                                                                      MAY 7,
                                                                                    2014(a) TO
                                                             YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                2016       2015        2014
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.77      $ 9.97       $10.00
                                                             ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.18)        .01          .06
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .42        (.15)        (.05)
Contributions from Affiliates                                 - 0 -         .00(d)     - 0 -
                                                             ------      ------       ------
Net increase (decrease) in net asset value from operations      .24        (.14)         .01
                                                             ------      ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -        (.06)        (.04)
Distributions from net realized gain on investment
 transactions                                                  (.04)      - 0 -        - 0 -
                                                             ------      ------       ------
Total dividends and distributions                              (.04)       (.06)        (.04)
                                                             ------      ------       ------
Net asset value, end of period                               $ 9.97      $ 9.77       $ 9.97
                                                             ======      ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)(f)         2.49%      (1.45)%        .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  156      $  100       $   44
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)                    7.61%(h)    5.78%        4.18%^
 Expenses, before waivers/reimbursements(g)                    9.87%(h)    8.08%        6.31%^
 Net investment income (loss)(c)                              (1.88)%       .10%        1.21%^
Portfolio turnover rate                                         201%        163%          69%
Portfolio turnover rate (including securities sold short)       182%        147%         102%
-----------------------------------------------------------------------------------------------


See footnotes on page 93.

-----------------------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
                                                                                      MAY 7,
                                                                                    2014(a) TO
                                                             YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                2016        2015       2014
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.87     $ 10.01      $ 10.00
                                                             -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                              (.06)        .12          .10
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .40        (.17)        (.04)
Contributions from Affiliates                                  - 0 -         .00(d)     - 0 -
                                                             -------     -------      -------
Net increase (decrease) in net asset value from operations       .34        (.05)         .06
                                                             -------     -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -        (.09)        (.05)
Distributions from net realized gain on investment
 transactions                                                   (.04)      - 0 -        - 0 -
                                                             -------     -------      -------
Total dividends and distributions                               (.04)       (.09)        (.05)
                                                             -------     -------      -------
Net asset value, end of period                               $ 10.17     $  9.87      $ 10.01
                                                             =======     =======      =======
TOTAL RETURN
Total investment return based on net asset value(e)(f)          3.48%       (.45)%        .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $20,903     $20,967      $20,892
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(g)                     6.55%(h)    4.67%        2.79%^
 Expenses, before waivers/reimbursements(g)                     8.80%(h)    6.91%        5.37%^
 Net investment income (loss)(c)                                (.63)%      1.20%        2.01%^
Portfolio turnover rate                                          201%        163%          69%
Portfolio turnover rate (including securities sold short)        182%        147%         102%
-----------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The net asset value and total return include adjustments in accordance with accounting principals generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)The expense ratios presented below exclude expenses on securities sold short:



                                                                                                 MAY 7,
                                                                                               2014(a) TO
                                                                        YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                        2016        2015          2014
----------------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                        1.34%       1.35%         1.35%^
   Before waivers/reimbursements                                        3.59%       3.61%         2.08%^
CLASS C
   Net of waivers/reimbursements                                        2.09%       2.10%         2.10%^
   Before waivers/reimbursements                                        4.35%       4.40%         4.24%^
ADVISOR CLASS
   Net of waivers/reimbursements                                        1.09%       1.10%         1.10%^
   Before waivers/reimbursements                                        3.34%       3.34%         3.68%^



(h)Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follows:



                               YEAR ENDED
                               OCTOBER 31,
                                  2016
                               -----------
                                  .01%



 ^ Annualized.

AB UNCONSTRAINED BOND FUND
--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                                                    YEAR ENDED OCTOBER 31,
                                                                          2016       2015      2014     2013     2012
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  8.47     $  8.67   $  8.68  $  9.09  $  8.33
                                                                       -------     -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .24         .22       .16      .06      .11
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .06        (.19)     (.06)    (.02)     .76
Contributions from Affiliates                                              .01         .01     - 0 -    - 0 -    - 0 -
                                                                       -------     -------   -------  -------  -------
Net increase in net asset value from operations                            .31         .04       .10      .04      .87
                                                                       -------     -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.16)       (.24)     (.11)    (.34)    (.11)
Tax return of capital                                                    - 0 -       - 0 -     - 0 -     (.11)   - 0 -
                                                                       -------     -------   -------  -------  -------
Total dividends and distributions                                         (.16)       (.24)     (.11)    (.45)    (.11)
                                                                       -------     -------   -------  -------  -------
Net asset value, end of period                                         $  8.62     $  8.47   $  8.67  $  8.68  $  9.09
                                                                       =======     =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       3.74%^*+    0.49%+    1.11%    0.46%   10.49%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $41,061     $50,031   $62,396  $73,922  $51,931
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                .91%(h)     .90%      .90%     .90%     .91%
 Expenses, before waivers/reimbursements(d)                               1.07%(h)    1.06%     1.06%    1.19%    1.45%
 Net investment income(b)                                                 2.80%       2.51%     1.81%     .68%    1.31%
Portfolio turnover rate                                                    137%        149%      161%     301%     128%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                                   YEAR ENDED OCTOBER 31,
                                                                          2016      2015     2014     2013      2012
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.48     $ 8.68    $ 8.68  $ 9.10    $ 8.34
                                                                       ------     ------    ------  ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .15        .15       .10     .00(e)    .07
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .08       (.18)     (.05)   (.03)      .75
Contributions from Affiliates                                             .01        .01     - 0 -   - 0 -     - 0 -
                                                                       ------     ------    ------  ------    ------
Net increase (decrease) in net asset value from operations                .24       (.02)      .05    (.03)      .82
                                                                       ------     ------    ------  ------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.10)      (.18)     (.05)   (.26)     (.06)
Tax return of capital                                                   - 0 -      - 0 -     - 0 -    (.13)    - 0 -
                                                                       ------     ------    ------  ------    ------
Total dividends and distributions                                        (.10)      (.18)     (.05)   (.39)     (.06)
                                                                       ------     ------    ------  ------    ------
Net asset value, end of period                                         $ 8.62     $ 8.48    $ 8.68  $ 8.68    $ 9.10
                                                                       ======     ======    ======  ======    ======
TOTAL RETURN
Total investment return based on net asset value(c)                      2.85%*+   (0.23)%+   0.52%  (0.30)%    9.85%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  232     $  442    $  828  $1,406    $1,774
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                              1.65%(h)   1.60%     1.60%   1.60%     1.61%
 Expenses, before waivers/reimbursements(d)                              1.81%(h)   1.76%     1.77%   1.93%     2.20%
 Net investment income(b)                                                1.82%      1.71%     1.11%    .05%      .77%
Portfolio turnover rate                                                   137%       149%      161%    301%      128%
----------------------------------------------------------------------------------------------------------------------


See footnotes on pages 97 through 98.

--------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                                      YEAR ENDED OCTOBER 31,
                                                                          2016        2015      2014      2013      2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  8.47     $  8.67    $  8.68  $  9.10    $  8.33
                                                                       -------     -------    -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .18         .17        .10      .00(e)     .06
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .06        (.19)      (.06)    (.03)       .77
Contributions from Affiliates                                              .01         .01      - 0 -    - 0 -      - 0 -
                                                                       -------     -------    -------  -------    -------
Net increase (decrease) in net asset value from operations                 .25        (.01)       .04     (.03)       .83
                                                                       -------     -------    -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.10)       (.19)      (.05)    (.29)      (.06)
Tax return of capital                                                    - 0 -       - 0 -      - 0 -     (.10)     - 0 -
                                                                       -------     -------    -------  -------    -------
Total dividends and distributions                                         (.10)       (.19)      (.05)    (.39)      (.06)
                                                                       -------     -------    -------  -------    -------
Net asset value, end of period                                         $  8.62     $  8.47    $  8.67  $  8.68    $  9.10
                                                                       =======     =======    =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       2.98%^*+   (0.19)%+    0.42%   (0.31)%     9.99%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $21,247     $26,119    $20,681  $18,707    $13,128
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               1.65%(h)    1.60%      1.60%    1.60%      1.61%
 Expenses, before waivers/reimbursements(d)                               1.81%(h)    1.77%      1.77%    1.89%      2.17%
 Net investment income(b)                                                 2.08%       1.95%      1.14%     .04%       .63%
Portfolio turnover rate                                                    137%        149%       161%     301%       128%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                           ADVISOR CLASS
                                                                                      YEAR ENDED OCTOBER 31,
                                                                           2016        2015      2014      2013      2012
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   8.46     $   8.66   $   8.67  $   9.09  $  8.33
                                                                       --------     --------   --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .25          .25        .19       .08      .14
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .07         (.19)      (.07)     (.02)     .76
Contributions from Affiliates                                               .01          .01      - 0 -     - 0 -    - 0 -
                                                                       --------     --------   --------  --------  -------
Net increase in net asset value from operations                             .33          .07        .12       .06      .90
                                                                       --------     --------   --------  --------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.18)        (.27)      (.13)     (.40)    (.14)
Tax return of capital                                                     - 0 -        - 0 -      - 0 -      (.08)   - 0 -
                                                                       --------     --------   --------  --------  -------
Total dividends and distributions                                          (.18)        (.27)      (.13)     (.48)    (.14)
                                                                       --------     --------   --------  --------  -------
Net asset value, end of period                                         $   8.61     $   8.46   $   8.66  $   8.67  $  9.09
                                                                       ========     ========   ========  ========  =======
TOTAL RETURN
Total investment return based on net asset value(c)                        4.02%^*+     0.80%+     1.42%     0.63%   10.86%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $162,255     $220,195   $248,510  $143,980  $28,989
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .65%(h)      .60%       .60%      .60%     .61%
 Expenses, before waivers/reimbursements(d)                                 .81%(h)      .76%       .77%      .87%    1.15%
 Net investment income(b)                                                  3.02%        2.89%      2.14%      .96%    1.61%
Portfolio turnover rate                                                     137%         149%       161%      301%     128%
----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 97 through 98.

--------------------------------------------------------------------------------

                                                                                         CLASS R
                                                                                  YEAR ENDED OCTOBER 31,
                                                                          2016      2015    2014    2013     2012
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.46     $ 8.65   $ 8.65  $ 9.07  $ 8.31
                                                                       ------     ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .21        .21      .14     .05     .10
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .07       (.20)    (.06)   (.04)    .76
Contributions from Affiliates                                             .01        .01    - 0 -   - 0 -   - 0 -
                                                                       ------     ------   ------  ------  ------
Net increase in net asset value from operations                           .29        .02      .08     .01     .86
                                                                       ------     ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.13)      (.21)    (.08)   (.28)   (.10)
Tax return of capital                                                   - 0 -      - 0 -    - 0 -    (.15)  - 0 -
                                                                       ------     ------   ------  ------  ------
Total dividends and distributions                                        (.13)      (.21)    (.08)   (.43)   (.10)
                                                                       ------     ------   ------  ------  ------
Net asset value, end of period                                         $ 8.62     $ 8.46   $ 8.65  $ 8.65  $ 9.07
                                                                       ======     ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                      3.43%^*+   0.35%+   0.98%   0.14%  10.37%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  911     $1,126   $  801  $  911  $1,156
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                              1.15%(h)   1.10%    1.10%   1.10%   1.11%
 Expenses, before waivers/reimbursements(d)                              1.48%(h)   1.46%    1.46%   1.59%   1.84%
 Net investment income(b)                                                2.53%      2.48%    1.66%    .52%   1.09%
Portfolio turnover rate                                                   137%       149%     161%    301%    128%
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                         CLASS K
                                                                                  YEAR ENDED OCTOBER 31,
                                                                          2016      2015    2014    2013     2012
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.49     $ 8.68   $ 8.68  $ 9.10  $ 8.34
                                                                       ------     ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .25        .22      .16     .07     .15
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .04       (.18)    (.05)   (.03)    .73
Contributions from Affiliates                                             .01        .01    - 0 -   - 0 -   - 0 -
                                                                       ------     ------   ------  ------  ------
Net increase in net asset value from operations                           .30        .05      .11     .04     .88
                                                                       ------     ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.15)      (.24)    (.11)   (.32)   (.12)
Tax return of capital                                                   - 0 -      - 0 -    - 0 -    (.14)  - 0 -
                                                                       ------     ------   ------  ------  ------
Total dividends and distributions                                        (.15)      (.24)    (.11)   (.46)   (.12)
                                                                       ------     ------   ------  ------  ------
Net asset value, end of period                                         $ 8.64     $ 8.49   $ 8.68  $ 8.68  $ 9.10
                                                                       ======     ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                      3.63%*+    0.55%+   1.24%   0.40%  10.58%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  221     $  181   $  245  $   48  $   46
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               .90%(h)    .85%     .85%    .85%    .86%
 Expenses, before waivers/reimbursements(d)                              1.17%(h)   1.12%    1.14%   1.24%   1.48%
 Net investment income(b)                                                2.94%      2.55%    1.87%    .75%   1.78%
Portfolio turnover rate                                                   137%       149%     161%    301%    128%
-------------------------------------------------------------------------------------------------------------------


See footnotes on pages 97 through 98.

--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                                         YEAR ENDED OCTOBER 31,
                                                                2016       2015      2014    2013     2012
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.45     $  8.65   $  8.66  $ 9.08  $ 8.31
                                                             -------     -------   -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .27         .25       .18     .08     .14
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .06        (.19)     (.06)   (.02)    .77
Contributions from Affiliates                                    .01         .01     - 0 -   - 0 -   - 0 -
                                                             -------     -------   -------  ------  ------
Net increase in net asset value from operations                  .34         .07       .12     .06     .91
                                                             -------     -------   -------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.19)       (.27)     (.13)   (.45)   (.14)
Tax return of capital                                          - 0 -       - 0 -     - 0 -    (.03)  - 0 -
                                                             -------     -------   -------  ------  ------
Total dividends and distributions                               (.19)       (.27)     (.13)   (.48)   (.14)
                                                             -------     -------   -------  ------  ------
Net asset value, end of period                               $  8.60     $  8.45   $  8.65  $ 8.66  $ 9.08
                                                             =======     =======   =======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)             4.07%^*+    0.78%+    1.42%   0.67%  11.02%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $45,629     $44,242   $39,782  $8,036  $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .65%(h)     .60%      .60%    .60%    .61%
 Expenses, before waivers/reimbursements(d)                      .77%(h)     .78%      .74%    .80%   1.14%
 Net investment income(b)                                       3.17%       2.93%     2.10%    .92%   1.65%
Portfolio turnover rate                                          137%        149%      161%    301%    128%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                CLASS Z
                                                                                    NOVEMBER 4,
                                                                       YEAR ENDED   2014(f) TO
                                                                       OCTOBER 31,  OCTOBER 31,
                                                                          2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 8.45       $ 8.65
                                                                         ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .28          .31
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .04         (.25)
Contributions from Affiliates                                               .01          .01
                                                                         ------       ------
Net increase (decrease) in net asset value from operations                  .33          .07
                                                                         ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.19)        (.27)
                                                                         ------       ------
Net asset value, end of period                                           $ 8.59       $ 8.45
                                                                         ======       ======
TOTAL RETURN
Total investment return based on net asset value(c)                        3.94%*+      0.85%+

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $9,587       $2,031
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .65%(h)      .60%(g)
 Expenses, before waivers/reimbursements(d)                                 .78%(h)      .80%(g)
 Net investment income(b)                                                  3.31%        3.68%(g)
Portfolio turnover rate                                                     137%         149%
------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The expense ratios presented below exclude non-operating expense:



                                                                           YEAR ENDED OCTOBER 31,
                                                                        2016  2015  2014  2013  2012
-----------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                         .89%  .90%  .90%  .90%  .90%
   Before waivers/reimbursements                                        1.05% 1.06% 1.06% 1.19% 1.44%
CLASS B
   Net of waivers/reimbursements                                        1.63% 1.60% 1.60% 1.60% 1.60%
   Before waivers/reimbursements                                        1.78% 1.76% 1.77% 1.93% 2.20%
CLASS C
   Net of waivers/reimbursements                                        1.63% 1.60% 1.60% 1.60% 1.60%
   Before waivers/reimbursements                                        1.79% 1.77% 1.77% 1.89% 2.16%
ADVISOR CLASS
   Net of waivers/reimbursements                                         .63%  .60%  .60%  .60%  .60%
   Before waivers/reimbursements                                         .78%  .76%  .77%  .87% 1.14%
CLASS R
   Net of waivers/reimbursements                                        1.13% 1.10% 1.10% 1.10% 1.10%
   Before waivers/reimbursements                                        1.46% 1.46% 1.46% 1.59% 1.83%
CLASS K
   Net of waivers/reimbursements                                         .88%  .85%  .85%  .85%  .85%
   Before waivers/reimbursements                                        1.15% 1.12% 1.14% 1.24% 1.47%
CLASS I
   Net of waivers/reimbursements                                         .63%  .60%  .60%  .60%  .60%
   Before waivers/reimbursements                                         .75%  .78%  .74%  .80% 1.13%
-----------------------------------------------------------------------------------------------------



                                                                                          NOVEMBER 4,
                                                                              YEAR ENDED  2014(f) TO
                                                                              OCTOBER 31, OCTOBER 31,
                                                                                 2016        2015
-----------------------------------------------------------------------------------------------------
CLASS Z
   Net of waivers/reimbursements                                                 .63%        .60%(g)
   Before waivers/reimbursements                                                 .76%        .80%(g)



(e)Amount is less than $.005.

(f)Commencement of distribution.

(g)Annualized.

(h)Expense ratios do not include expenses of the AB mutual funds in which the Fund invests. For the year ended shown below, the acquired fund fees of the AB mutual funds was as follows:



                               YEAR ENDED
                               OCTOBER 31,
                                  2016
                               -----------
                                  0.01%



 ^ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2016 and October 31, 2012 by 0.01% and 0.01%, respectively.

 + Includes the impact of reimbursements from the Adviser which enhanced the Fund's performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

AB HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                                     YEAR ENDED OCTOBER 31,
                                                                     2016          2015        2014         2013         2012
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $     8.50     $     9.40   $     9.53  $     9.38   $     8.73
                                                                ----------     ----------   ----------  ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                               .48(b)         .51          .55         .60          .56
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                         .27           (.69)        (.03)        .20          .70
Contributions from Affiliates                                          .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
Capital Contributions                                                  .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
                                                                ----------     ----------   ----------  ----------   ----------
Net increase (decrease) in net asset value from operations             .75           (.18)         .52         .80         1.26
                                                                ----------     ----------   ----------  ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                  (.60)          (.64)        (.60)       (.65)        (.61)
Distributions from net realized gain on investment and foreign
 currency transactions                                               - 0 -           (.08)        (.05)      - 0 -        - 0 -
                                                                ----------     ----------   ----------  ----------   ----------
Total dividends and distributions                                     (.60)          (.72)        (.65)       (.65)        (.61)
                                                                ----------     ----------   ----------  ----------   ----------
Net asset value, end of period                                  $     8.65     $     8.50   $     9.40  $     9.53   $     9.38
                                                                ==========     ==========   ==========  ==========   ==========
TOTAL RETURN
Total investment return based on net asset value(d)                   9.41%*        (1.98)%       5.62%       8.78%+      15.03%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $2,061,177     $2,059,111   $2,320,748  $2,587,763   $2,464,634
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                            .84%           .90%         .89%        .90%         .91%
 Expenses, before waivers/reimbursements(e)                            .85%           .90%         .89%        .90%         .91%
 Net investment income                                                5.75%(b)       5.77%        5.80%       6.25%        6.22%
Portfolio turnover rate                                                 45%            53%          38%         38%          42%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                         YEAR ENDED OCTOBER 31,
                                                                2016      2015    2014     2013      2012
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.57     $ 9.49   $ 9.62  $  9.46   $  8.80
                                                             ------     ------   ------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .42(b)     .45      .48      .53       .50
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .26       (.71)    (.03)     .21       .71
Contributions from Affiliates                                   .00(c)   - 0 -    - 0 -    - 0 -     - 0 -
Capital Contributions                                           .00(c)   - 0 -    - 0 -    - 0 -     - 0 -
                                                             ------     ------   ------  -------   -------
Net increase (decrease) in net asset value from operations      .68       (.26)     .45      .74      1.21
                                                             ------     ------   ------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.53)      (.58)    (.53)    (.58)     (.55)
Distributions from net realized gain on investment and
 foreign currency transactions                                - 0 -       (.08)    (.05)   - 0 -     - 0 -
                                                             ------     ------   ------  -------   -------
Total dividends and distributions                              (.53)      (.66)    (.58)    (.58)     (.55)
                                                             ------     ------   ------  -------   -------
Net asset value, end of period                               $ 8.72     $ 8.57   $ 9.49  $  9.62   $  9.46
                                                             ======     ======   ======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            8.48%*    (2.89)%   4.82%    8.06%+   14.26%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,357     $3,551   $7,526  $13,008   $19,591
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.63%      1.63%    1.60%    1.61%     1.64%
 Expenses, before waivers/reimbursements(e)                    1.63%      1.63%    1.60%    1.61%     1.64%
 Net investment income                                         5.01%(b)   4.95%    5.05%    5.50%     5.51%
Portfolio turnover rate                                          45%        53%      38%      38%       42%
------------------------------------------------------------------------------------------------------------


See footnotes on pages 102 through 103.

--------------------------------------------------------------------------------

                                                                                          CLASS C
                                                                                  YEAR ENDED OCTOBER 31,
                                                                  2016          2015        2014         2013         2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     8.60     $     9.51   $     9.64  $     9.48   $     8.83
                                                             ----------     ----------   ----------  ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .42(b)         .45          .48         .53          .49
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      .27           (.70)        (.03)        .21          .71
Contributions from Affiliates                                       .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
Capital Contributions                                               .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
                                                             ----------     ----------   ----------  ----------   ----------
Net increase (decrease) in net asset value from operations          .69           (.25)         .45         .74         1.20
                                                             ----------     ----------   ----------  ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.54)          (.58)        (.53)       (.58)        (.55)
Distributions from net realized gain on investment and
 foreign currency transactions                                    - 0 -           (.08)        (.05)      - 0 -        - 0 -
                                                             ----------     ----------   ----------  ----------   ----------
Total dividends and distributions                                  (.54)          (.66)        (.58)       (.58)        (.55)
                                                             ----------     ----------   ----------  ----------   ----------
Net asset value, end of period                               $     8.75     $     8.60   $     9.51  $     9.64   $     9.48
                                                             ==========     ==========   ==========  ==========   ==========
TOTAL RETURN
Total investment return based on net asset value(d)                8.50%*        (2.74)%       4.82%       8.04%+      14.05%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,298,312     $1,283,192   $1,504,398  $1,379,727   $1,213,954
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.58%          1.60%        1.58%       1.60%        1.61%
 Expenses, before waivers/reimbursements(e)                        1.58%          1.60%        1.58%       1.60%        1.61%
 Net investment income                                             4.94%(b)       5.00%        5.03%       5.48%        5.42%
Portfolio turnover rate                                              45%            53%          38%         38%          42%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                       ADVISOR CLASS
                                                                                  YEAR ENDED OCTOBER 31,
                                                                  2016          2015        2014         2013         2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     8.51     $     9.42   $     9.55  $     9.39   $     8.74
                                                             ----------     ----------   ----------  ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .49(b)         .54          .58         .62          .58
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      .28           (.70)        (.03)        .22          .71
Contributions from Affiliates                                       .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
Capital Contributions                                               .00(c)       - 0 -        - 0 -       - 0 -        - 0 -
                                                             ----------     ----------   ----------  ----------   ----------
Net increase (decrease) in net asset value from operations          .77           (.16)         .55         .84         1.29
                                                             ----------     ----------   ----------  ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.62)          (.67)        (.63)       (.68)        (.64)
Distributions from net realized gain on investment and
 foreign currency transactions                                    - 0 -           (.08)        (.05)      - 0 -        - 0 -
                                                             ----------     ----------   ----------  ----------   ----------
Total dividends and distributions                                  (.62)          (.75)        (.68)       (.68)        (.64)
                                                             ----------     ----------   ----------  ----------   ----------
Net asset value, end of period                               $     8.66     $     8.51   $     9.42  $     9.55   $     9.39
                                                             ==========     ==========   ==========  ==========   ==========
TOTAL RETURN
Total investment return based on net asset value(d)                9.69%*        (1.78)%       5.93%       9.23%+      15.37%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $3,828,042     $2,362,066   $2,473,475  $1,754,585   $1,346,510
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         .58%           .60%         .58%        .61%         .60%
 Expenses, before waivers/reimbursements(e)                         .58%           .60%         .58%        .61%         .60%
 Net investment income                                             5.87%(b)       6.05%        6.06%       6.54%        6.46%
Portfolio turnover rate                                              45%            53%          38%         38%          42%
------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 102 through 103.

--------------------------------------------------------------------------------

                                                                                  CLASS R
                                                                           YEAR ENDED OCTOBER 31,
                                                                2016       2015      2014     2013      2012
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.49     $  9.40   $  9.53  $  9.38   $  8.73
                                                             -------     -------   -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .45(b)      .48       .52      .56       .53
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .27        (.70)     (.03)     .21       .71
Contributions from Affiliates                                    .00(c)    - 0 -     - 0 -    - 0 -     - 0 -
Capital Contributions                                            .00(c)    - 0 -     - 0 -    - 0 -     - 0 -
                                                             -------     -------   -------  -------   -------
Net increase (decrease) in net asset value from operations       .72        (.22)      .49      .77      1.24
                                                             -------     -------   -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.57)       (.61)     (.57)    (.62)     (.59)
Distributions from net realized gain on investment and
 foreign currency transactions                                 - 0 -        (.08)     (.05)   - 0 -     - 0 -
                                                             -------     -------   -------  -------   -------
Total dividends and distributions                               (.57)       (.69)     (.62)    (.62)     (.59)
                                                             -------     -------   -------  -------   -------
Net asset value, end of period                               $  8.64     $  8.49   $  9.40  $  9.53   $  9.38
                                                             =======     =======   =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)             9.01%*     (2.44)%    5.27%    8.42%+   14.66%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $86,059     $76,876   $77,706  $65,429   $46,615
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.22%       1.27%     1.23%    1.25%     1.24%
 Expenses, before waivers/reimbursements(e)                     1.22%       1.27%     1.23%    1.25%     1.26%
 Net investment income                                          5.39%(b)    5.41%     5.46%    5.92%     5.87%
Portfolio turnover rate                                           45%         53%       38%      38%       42%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                   CLASS K
                                                                            YEAR ENDED OCTOBER 31,
                                                                 2016       2015      2014     2013       2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.50     $  9.41   $  9.54  $  9.38   $  8.73
                                                             --------     -------   -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .48(b)      .51       .55      .60       .55(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .27        (.70)     (.03)     .22       .71
Contributions from Affiliates                                     .00(c)    - 0 -     - 0 -    - 0 -     - 0 -
Capital Contributions                                             .00(c)    - 0 -     - 0 -    - 0 -     - 0 -
                                                             --------     -------   -------  -------   -------
Net increase (decrease) in net asset value from operations        .75        (.19)      .52      .82      1.26
                                                             --------     -------   -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.60)       (.64)     (.60)    (.66)     (.61)
Distributions from net realized gain on investment and
 foreign currency transactions                                  - 0 -        (.08)     (.05)   - 0 -     - 0 -
                                                             --------     -------   -------  -------   -------
Total dividends and distributions                                (.60)       (.72)     (.65)    (.66)     (.61)
                                                             --------     -------   -------  -------   -------
Net asset value, end of period                               $   8.65     $  8.50   $  9.41  $  9.54   $  9.38
                                                             ========     =======   =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)              9.41%*     (2.12)%    5.63%    8.93%+   15.02%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $106,841     $95,294   $83,634  $52,132   $19,161
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .85%        .94%      .88%     .89%      .91%
 Expenses, before waivers/reimbursements(e)                       .85%        .94%      .88%     .89%      .93%
 Net investment income                                           5.75%(b)    5.74%     5.79%    6.28%     6.09%
Portfolio turnover rate                                            45%         53%       38%      38%       42%
-----------------------------------------------------------------------------------------------------------------


See footnotes on pages 102 through 103.

--------------------------------------------------------------------------------

                                                                                    CLASS I
                                                                             YEAR ENDED OCTOBER 31,
                                                                 2016        2015      2014       2013      2012
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.51     $   9.42   $   9.55  $   9.39   $  8.74
                                                             --------     --------   --------  --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .50(b)       .54        .58       .63       .59
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .28         (.70)      (.03)      .22       .71
Contributions from Affiliates                                     .00(c)     - 0 -      - 0 -     - 0 -     - 0 -
Capital Contributions                                             .00(c)     - 0 -      - 0 -     - 0 -     - 0 -
                                                             --------     --------   --------  --------   -------
Net increase (decrease) in net asset value from operations        .78         (.16)       .55       .85      1.30
                                                             --------     --------   --------  --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.63)        (.67)      (.63)     (.69)     (.65)
Distributions from net realized gain on investment and
 foreign currency transactions                                  - 0 -         (.08)      (.05)    - 0 -     - 0 -
                                                             --------     --------   --------  --------   -------
Total dividends and distributions                                (.63)        (.75)      (.68)     (.69)     (.65)
                                                             --------     --------   --------  --------   -------
Net asset value, end of period                               $   8.66     $   8.51   $   9.42  $   9.55   $  9.39
                                                             ========     ========   ========  ========   =======
TOTAL RETURN
Total investment return based on net asset value(d)              9.74%*      (1.74)%     5.97%     9.30%+   15.42%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $294,693     $277,654   $114,598  $104,128   $66,608
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .53%         .54%       .54%      .53%      .56%
 Expenses, before waivers/reimbursements(e)                       .53%         .54%       .54%      .53%      .56%
 Net investment income                                           6.06%(b)     6.11%      6.08%     6.61%     6.55%
Portfolio turnover rate                                            45%          53%        38%       38%       42%
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                CLASS Z
                                                                                             OCTOBER 15,
                                                                                             2013(f) TO
                                                                 YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                                 2016       2015      2014      2013
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.51     $  9.42   $  9.55    $ 9.43
                                                             --------     -------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .50(b)      .55       .58      (.02)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .28        (.71)     (.03)      .17
Contributions from Affiliates                                     .00(c)    - 0 -     - 0 -     - 0 -
Capital Contributions                                             .00(c)    - 0 -     - 0 -     - 0 -
                                                             --------     -------   -------    ------
Net increase (decrease) in net asset value from operations        .78        (.16)      .55       .15
                                                             --------     -------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.63)       (.67)     (.63)     (.03)
Distributions from net realized gain on investment and
 foreign currency transactions                                  - 0 -        (.08)     (.05)    - 0 -
                                                             --------     -------   -------    ------
Total dividends and distributions                                (.63)       (.75)     (.68)     (.03)
                                                             --------     -------   -------    ------
Net asset value, end of period                               $   8.66     $  8.51   $  9.42    $ 9.55
                                                             ========     =======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)              9.76%*     (1.72)%    6.00%     1.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $112,852     $77,916   $47,059    $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .51%        .53%      .52%      .56%(g)
 Expenses, before waivers/reimbursements(e)                       .51%        .53%      .52%      .56%(g)
 Net investment income                                           6.07%(b)    6.15%     6.13%    (3.74)%(g)
Portfolio turnover rate                                            45%         53%       38%       38%
----------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount less than $0.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios presented below exclude interest expense:



                                                       YEAR ENDED OCTOBER 31,
                                                    2016  2015  2014  2013  2012
---------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                     .84%  .88%  .88%  .90%  .90%
   Before waivers/reimbursements                     .85%  .88%  .88%  .90%  .90%
CLASS B
   Net of waivers/reimbursements                    1.63% 1.61% 1.60% 1.61% 1.64%
   Before waivers/reimbursements                    1.63% 1.61% 1.60% 1.61% 1.64%
CLASS C
   Net of waivers/reimbursements                    1.58% 1.58% 1.58% 1.60% 1.60%
   Before waivers/reimbursements                    1.58% 1.58% 1.58% 1.60% 1.60%
ADVISOR CLASS
   Net of waivers/reimbursements                     .58%  .58%  .58%  .60%  .60%
   Before waivers/reimbursements                     .58%  .58%  .58%  .60%  .60%
CLASS R
   Net of waivers/reimbursements                    1.22% 1.25% 1.23% 1.25% 1.24%
   Before waivers/reimbursements                    1.22% 1.25% 1.23% 1.25% 1.26%
CLASS K
   Net of waivers/reimbursements                     .85%  .92%  .88%  .89%  .91%
   Before waivers/reimbursements                     .85%  .92%  .88%  .89%  .93%
CLASS I
   Net of waivers/reimbursements                     .53%  .52%  .54%  .53%  .56%
   Before waivers/reimbursements                     .53%  .52%  .54%  .53%  .56%



                                                                                               OCTOBER 15,
                                                                                               2013(f) TO
                                                                        YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                        2016    2015    2014      2013
----------------------------------------------------------------------------------------------------------
CLASS Z
   Net of waivers/reimbursements                                        .51%    .51%    .51%       .56%(g)
   Before waivers/reimbursements                                        .51%    .51%    .51%       .56%(g)



(f)Commencement of distribution.

(g)Annualized.

 + Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended October 31, 2013 by 0.01%.

 * Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the year ended October 31, 2012 by 0.06%.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended October 31, 2016 by 0.01%.

AB LIMITED DURATION HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                                                                DECEMBER 7,
                                                                                                                2011(a) TO
                                                                              YEAR ENDED SEPTEMBER 30,         SEPTEMBER 30,
                                                                          2016       2015      2014     2013       2012
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.97     $ 10.49   $ 10.60  $ 10.50     $10.00
                                                                       -------     -------   -------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .34         .39       .38      .43        .32
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .37        (.39)     (.06)     .17+       .59
                                                                       -------     -------   -------  -------     ------
Net increase in net asset value from operations                            .71       - 0 -       .32      .60        .91
                                                                       -------     -------   -------  -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.37)       (.48)     (.41)    (.48)      (.41)
Distributions from net realized gain on investment transactions          - 0 -       - 0 -      (.02)    (.02)     - 0 -
Tax return of capital                                                    - 0 -        (.04)    - 0 -    - 0 -      - 0 -
                                                                       -------     -------   -------  -------     ------
Total dividends and distributions                                         (.37)       (.52)     (.43)    (.50)      (.41)
                                                                       -------     -------   -------  -------     ------
Net asset value, end of period                                         $ 10.31     $  9.97   $ 10.49  $ 10.60     $10.50
                                                                       =======     =======   =======  =======     ======
TOTAL RETURN
Total investment return based on net asset value(d)++                     7.29%       (.09)%    2.99%    5.76%      9.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $27,656     $32,515   $56,628  $44,288     $5,874
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.04%(e)    1.05%     1.05%    1.05%      1.05%^
 Expenses, before waivers/reimbursements                                  1.11%(e)    1.13%     1.13%    1.39%      1.88%^
 Net investment income(c)                                                 3.42%       3.77%     3.57%    4.24%      4.38%^
Portfolio turnover rate                                                     57%         40%       40%      60%        44%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                                                               DECEMBER 7,
                                                                                                                2011(a) TO
                                                                              YEAR ENDED SEPTEMBER 30,         SEPTEMBER 30
                                                                          2016       2015      2014     2013       2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.96     $ 10.48   $ 10.59  $ 10.50     $10.00
                                                                       -------     -------   -------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .27         .32       .31      .38        .26
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .37        (.40)     (.07)     .13+       .59
                                                                       -------     -------   -------  -------     ------
Net increase (decrease) in net asset value from operations                 .64        (.08)      .24      .51        .85
                                                                       -------     -------   -------  -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.30)       (.40)     (.33)    (.40)      (.35)
Distributions from net realized gain on investment transactions          - 0 -       - 0 -      (.02)    (.02)     - 0 -
Tax return of capital                                                    - 0 -        (.04)    - 0 -    - 0 -      - 0 -
                                                                       -------     -------   -------  -------     ------
Total dividends and distributions                                         (.30)       (.44)     (.35)    (.42)      (.35)
                                                                       -------     -------   -------  -------     ------
Net asset value, end of period                                         $ 10.30     $  9.96   $ 10.48  $ 10.59     $10.50
                                                                       =======     =======   =======  =======     ======
TOTAL RETURN
Total investment return based on net asset value(d)++                     6.52%       (.79)%    2.27%    4.92%      8.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $30,478     $29,336   $32,323  $18,920     $3,927
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.77%(e)    1.75%     1.75%    1.75%      1.75%^
 Expenses, before waivers/reimbursements                                  1.85%(e)    1.84%     1.84%    2.10%      2.65%^
 Net investment income(c)                                                 2.68%       3.07%     2.87%    3.57%      3.74%^
Portfolio turnover rate                                                     57%         40%       40%      60%        44%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on page 105.

--------------------------------------------------------------------------------

                                                                                            ADVISOR CLASS
                                                                                                                  DECEMBER 7,
                                                                                                                   2011(a) TO
                                                                                YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30
                                                                           2016       2015      2014      2013        2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.95     $  10.48  $  10.59  $  10.49    $ 10.00
                                                                       --------     --------  --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .37          .42       .41       .47        .36
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .38         (.40)     (.06)      .16+       .57
                                                                       --------     --------  --------  --------    -------
Net increase in net asset value from operations                             .75          .02       .35       .63        .93
                                                                       --------     --------  --------  --------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.40)        (.50)     (.44)     (.51)      (.44)
Distributions from net realized gain on investment transactions           - 0 -        - 0 -      (.02)     (.02)     - 0 -
Tax return of capital                                                     - 0 -         (.05)    - 0 -     - 0 -      - 0 -
                                                                       --------     --------  --------  --------    -------
Total dividends and distributions                                          (.40)        (.55)     (.46)     (.53)      (.44)
                                                                       --------     --------  --------  --------    -------
Net asset value, end of period                                         $  10.30     $   9.95  $  10.48  $  10.59    $ 10.49
                                                                       ========     ========  ========  ========    =======
TOTAL RETURN
Total investment return based on net asset value(d)++                      7.69%         .11%     3.30%     6.07%      9.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $268,421     $217,429  $296,386  $136,646    $26,055
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .77%(e)      .75%      .75%      .75%       .75%^
 Expenses, before waivers/reimbursements                                    .84%(e)      .84%      .84%     1.10%      1.93%^
 Net investment income(c)                                                  3.66%        4.07%     3.86%     4.55%      4.62%^
Portfolio turnover rate                                                      57%          40%       40%       60%        44%
------------------------------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.


(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follows:



                                   YEAR ENDED
                               SEPTEMBER 30, 2016
                               ------------------
                                      .01%



+ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

^  Annualized.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                                               CLASS A
                                                                       SEPTEMBER 1,   JULY 26,
                                                                         2016 TO     2016(b) TO
                                                                       OCTOBER 31,   AUGUST 31,
                                                                         2016(a)        2016
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.44       $ 9.36
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                  .08#         .05
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                .01          .07+
                                                                          ------       ------
Net increase in net asset value from operations                              .09          .12
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.07)        (.04)
                                                                          ------       ------
Net asset value, end of period                                            $ 9.46       $ 9.44
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                         0.90%#       1.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $1,186       $1,000
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                                1.03%(g)     1.06%
 Expenses, before waivers/reimbursements(f)^                                3.25%(g)     2.71%
 Net investment income(d)^                                                  4.81%#       5.13%
Portfolio turnover rate                                                        9%          44%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS C
                                                                       SEPTEMBER 1,  JULY 26,
                                                                         2016 TO    2016(b) TO
                                                                       OCTOBER 31,  AUGUST 31,
                                                                         2016(a)       2016
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.44       $9.36
                                                                          -----       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                 .06#        .04
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .01         .08+
                                                                          -----       -----
Net increase in net asset value from operations                             .07         .12
                                                                          -----       -----
LESS: DIVIDENDS
Dividends from net investment income                                       (.05)       (.04)
                                                                          -----       -----
Net asset value, end of period                                            $9.46       $9.44
                                                                          =====       =====
TOTAL RETURN
Total investment return based on net asset value(e)                         .78%#      1.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $ 368       $ 188
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                               1.78%(g)    1.81%
 Expenses, before waivers/reimbursements(f)^                               4.29%(g)    3.47%
 Net investment income(d)^                                                 4.15%#      4.36%
Portfolio turnover rate                                                       9%         44%
----------------------------------------------------------------------------------------------


See footnotes on pages 109 through 110.

--------------------------------------------------------------------------------

                                                                            ADVISOR CLASS
                                                                       SEPTEMBER 1,   JULY 26,
                                                                         2016 TO     2016(b) TO
                                                                       OCTOBER 31,   AUGUST 31,
                                                                         2016(a)        2016
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.44       $ 9.36
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                  .08#         .05
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                .01          .08+
                                                                          ------       ------
Net increase in net asset value from operations                              .09          .13
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.07)        (.05)
                                                                          ------       ------
Net asset value, end of period                                            $ 9.46       $ 9.44
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                          .94%++#     1.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $2,733       $2,063
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                                 .78%(g)      .81%
 Expenses, before waivers/reimbursements(f)^                                3.18%(g)     2.41%
 Net investment income(d)^                                                  4.90%#       5.30%
Portfolio turnover rate                                                        9%          44%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS R
                                                                       SEPTEMBER 1,  JULY 26,
                                                                         2016 TO    2016(b) TO
                                                                       OCTOBER 31,  AUGUST 31,
                                                                         2016(a)       2016
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.44       $9.36
                                                                          -----       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                 .07#        .04
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .01         .08+
                                                                          -----       -----
Net increase in net asset value from operations                             .08         .12
                                                                          -----       -----
LESS: DIVIDENDS
Dividends from net investment income                                       (.06)       (.04)
                                                                          -----       -----
Net asset value, end of period                                            $9.46       $9.44
                                                                          =====       =====
TOTAL RETURN
Total investment return based on net asset value(e)                         .86%++#    1.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $  31       $  30
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                               1.28%(g)    1.30%
 Expenses, before waivers/reimbursements(f)^                               3.14%(g)    2.70%
 Net investment income(d)^                                                 4.48%#      4.80%
Portfolio turnover rate                                                       9%         44%
----------------------------------------------------------------------------------------------


See footnotes on pages 109 through 110.

--------------------------------------------------------------------------------

                                                                               CLASS K
                                                                       SEPTEMBER 1,  JULY 26,
                                                                         2016 TO    2016(b) TO
                                                                       OCTOBER 31,  AUGUST 31,
                                                                         2016(a)       2016
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.44       $9.36
                                                                          -----       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                 .08#        .05
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .01         .07+
                                                                          -----       -----
Net increase in net asset value from operations                             .09         .12
                                                                          -----       -----
LESS: DIVIDENDS
Dividends from net investment income                                       (.07)       (.04)
                                                                          -----       -----
Net asset value, end of period                                            $9.46       $9.44
                                                                          =====       =====
TOTAL RETURN
Total investment return based on net asset value(e)                         .91%++#    1.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   9       $   9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                               1.03%(g)    1.05%
 Expenses, before waivers/reimbursements(f)^                               2.67%(g)    2.38%
 Net investment income(d)^                                                 4.74%#      5.12%
Portfolio turnover rate                                                       9%         44%
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS I
                                                                       SEPTEMBER 1,   JULY 26,
                                                                         2016 TO     2016(b) TO
                                                                       OCTOBER 31,   AUGUST 31,
                                                                         2016(a)        2016
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  9.44      $  9.36
                                                                         -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                                  .08#         .05
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                .01          .08+
                                                                         -------      -------
Net increase in net asset value from operations                              .09          .13
                                                                         -------      -------
LESS: DIVIDENDS
Dividends from net investment income                                        (.07)        (.05)
                                                                         -------      -------
Net asset value, end of period                                           $  9.46      $  9.44
                                                                         =======      =======
TOTAL RETURN
Total investment return based on net asset value(e)                          .94%++#     1.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $16,936      $16,899
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)^                                 .78%(g)      .81%
 Expenses, before waivers/reimbursements(f)^                                2.39%(g)     2.06%
 Net investment income(d)^                                                  4.97%#       5.38%
Portfolio turnover rate                                                        9%          44%
-----------------------------------------------------------------------------------------------


See footnotes on pages 109 through 110.

--------------------------------------------------------------------------------

                                                                                        CLASS Z
                                                        SEPTEMBER 1,
                                                          2016 TO
                                                        OCTOBER 31,                       YEAR ENDED AUGUST 31,
                                                          2016(a)          2016(h)     2015(h)    2014(h)    2013(h)     2012(h)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  9.43         $  9.87     $  10.85    $  10.33  $  10.26     $   9.66
                                                         -------         -------     --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                     .08(d)#         .60(d)       .67         .72       .75          .76
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                           .01            (.04)        (.91)+       .53+      .18+         .53+
                                                         -------         -------     --------    --------  --------     --------
Net increase (decrease) in net asset value from
 operations                                                  .09             .56         (.24)       1.25       .93         1.29
                                                         -------         -------     --------    --------  --------     --------
LESS: DIVIDENDS
Dividends from net investment income                        (.07)          (1.00)        (.74)       (.73)     (.86)        (.69)
                                                         -------         -------     --------    --------  --------     --------
Net asset value, end of period                           $  9.45         $  9.43     $   9.87    $  10.85  $  10.33     $  10.26
                                                         =======         =======     ========    ========  ========     ========
TOTAL RETURN
Total investment return based on net asset value(e)          .94%++#        6.19%*      (2.27)%*    12.44%     9.24%       13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $65,177         $67,780     $322,839    $364,934  $366,553     $397,208
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                     .78%(f)(g)^     .25%(f)      .13%        .11%      .09%(f)      .07%
 Expenses, before waivers/reimbursements                    2.39%(f)(g)^     .30%(f)      .13%        .11%      .09%(f)      .07%
 Net investment income                                      4.96%(d)^#      6.41%(d)     6.45%       6.68%     7.15%        7.87%
Portfolio turnover rate                                        9%             44%          51%         54%       63%          57%
---------------------------------------------------------------------------------------------------------------------------------



(a)The Portfolio changed its fiscal year end from August 31 to October 31.

(b)Inception date.

(c)Based on average shares outstanding.

(d)Net of fees and expenses waived and reimbursed by the Adviser.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense ratios presented below exclude interest expense:



                                                                        SEPTEMBER 1,
                                                                          2016 TO
                                                                        OCTOBER 31,    YEAR ENDED AUGUST 31,
                                                                          2016(a)    2016  2015 2014 2013 2012
--------------------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements^                                           N/A      1.05%
   Before waivers/reimbursements^                                           N/A      2.70%
CLASS C
   Net of waivers/reimbursements^                                           N/A      1.80%
   Before waivers/reimbursements^                                           N/A      3.46%
ADVISOR CLASS
   Net of waivers/reimbursements^                                           N/A       .80%
   Before waivers/reimbursements^                                           N/A      2.40%
CLASS R
   Net of waivers/reimbursements^                                           N/A      1.30%
   Before waivers/reimbursements^                                           N/A      2.70%
CLASS K
   Net of waivers/reimbursements^                                           N/A      1.05%
   Before waivers/reimbursements^                                           N/A      2.38%
CLASS I
   Net of waivers/reimbursements^                                           N/A       .80%
   Before waivers/reimbursements^                                           N/A      2.06%
CLASS Z
   Net of waivers/reimbursements                                            N/A       .25% N/A  N/A  .09% N/A
   Before waivers/reimbursements                                            N/A       .29% N/A  N/A  .09% N/A

(g)Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follow:



                                  SEPTEMBER 1,
                               2016 TO OCTOBER 31,
                                     2016(a)
                               -------------------
                                      .02%



(h) On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Portfolio. As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 1.00489316, as the Accounting Survivor's NAV was $9.4058 while the Portfolio's NAV was $9.36 on the date of Reorganization.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

 ^  Annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended August 31, 2016 and August 31, 2015 by 0.02% and 0.09%, respectively.

 ++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 # For the period ended October 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



      NET INVESTMENT            NET INVESTMENT                TOTAL
     INCOME PER SHARE            INCOME RATIO                 RETURN
 -----------------------------------------------------------------------------
          $.003                      .20%                      .03%

AB INCOME FUND

--------------------------------------------------------------------------------

                                                                         CLASS A
                                                                        APRIL 21,
                                                                       2016(a) TO
                                                                       OCTOBER 31,
                                                                          2016
----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 7.99
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)*                                                .17
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .08
                                                                         ------
Net increase in net asset value from operations                             .25
                                                                         ------
LESS: DIVIDENDS
Dividends from net investment income                                       (.16)
                                                                         ------
Net asset value, end of period                                           $ 8.08
                                                                         ======
TOTAL RETURN
Total investment return based on net asset value(d)*                       3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $2,104
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)^                               1.16%
 Expenses, before waivers/reimbursements(e)^                               1.37%
 Net investment income(c)^*                                                4.06%
Portfolio turnover rate                                                      14%
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         CLASS C
                                                                        APRIL 21,
                                                                       2016(a) TO
                                                                       OCTOBER 31,
                                                                          2016
----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 7.99
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)*                                                .14
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               .09
                                                                         ------
Net increase in net asset value from operations                             .23
                                                                         ------
LESS: DIVIDENDS
Dividends from net investment income                                       (.13)
                                                                         ------
Net asset value, end of period                                           $ 8.09
                                                                         ======
TOTAL RETURN
Total investment return based on net asset value(d)*                       2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $1,133
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)^                               1.90%
 Expenses, before waivers/reimbursements(e)^                               2.15%
 Net investment income(c)^*                                                3.34%
Portfolio turnover rate                                                      14%
----------------------------------------------------------------------------------


See footnotes on pages 112 through 113.

--------------------------------------------------------------------------------

                                                                                     ADVISOR CLASS
                                                        JANUARY 1,
                                                          2016 TO
                                                        OCTOBER 31,                     YEAR ENDED DECEMBER 31,
                                                          2016(f)         2015       2014         2013        2012       2011
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 7.86       $ 8.34     $  8.13     $  8.89      $ 8.93     $ 8.75
                                                          ------       ------     -------     -------      ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                     .29(c)*      .38         .42         .40         .40        .44
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                           .22         (.41)        .19        (.71)        .57        .31
Contributions from Affiliates                              - 0 -        - 0 -       - 0 -       - 0 -         .00(g)   - 0 -
                                                          ------       ------     -------     -------      ------     ------
Net increase (decrease) in net asset value from
 operations                                                  .51         (.03)        .61        (.31)        .97        .75
                                                          ------       ------     -------     -------      ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                        (.28)        (.46)       (.45)       (.41)       (.48)      (.57)
Distributions from net realized gain on investment
 transactions                                              - 0 -         (.05)      - 0 -        (.04)       (.53)     - 0 -
                                                          ------       ------     -------     -------      ------     ------
Total dividends and distributions                           (.28)        (.51)       (.45)       (.45)      (1.01)      (.57)
                                                          ------       ------     -------     -------      ------     ------
Redemption fee                                               .00(g)     - 0 -       - 0 -       - 0 -       - 0 -      - 0 -
Anti-Dilutive Effect of Share Repurchase Program           - 0 -          .06         .05       - 0 -       - 0 -      - 0 -
                                                          ------       ------     -------     -------      ------     ------
Net asset value, end of period                            $ 8.09       $ 7.86     $  8.34     $  8.13      $ 8.89     $ 8.93
                                                          ======       ======     =======     =======      ======     ======
Market value, end of period                                  N/A       $ 7.67     $  7.47     $  7.13      $ 8.10     $ 8.07
                                                          ======       ======     =======     =======      ======     ======
Discount, end of period                                      N/A        (2.42)%    (10.43)%    (12.30)%     (8.89)%    (9.63)%

TOTAL RETURN
Total investment return based on:
 Market value                                                N/A         9.71%(h)   11.28%(h)   (6.50)%(h)  13.80%(h)   9.36%(h)
 Net asset value                                            6.66%(d)*     .70%(h)    8.96%(h)   (2.86)%(h)  12.15%(h)   9.67%(h)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)             $  916       $1,696     $ 1,902     $ 1,976      $2,159     $2,168
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                  .88%^        .75%        .67%        .63%        .64%       .64%
 Expenses, before waivers/reimbursements(e)                  .96%^        .75%        .67%        .63%        .64%       .64%
 Net investment income                                      4.29%(c)^*   4.57%       5.02%       4.74%       4.34%      5.00%
Portfolio turnover rate                                       14%          34%         32%        107%         58%        67%
--------------------------------------------------------------------------------------------------------------------------------



(a)Inception date.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios, excluding interest expense are:



                                                                        JANUARY 1,
                                                                          2016 TO
                                                                        OCTOBER 31, YEAR ENDED DECEMBER 31,
                                                                          2016(f)   2015 2014 2013 2012 2011
------------------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                            .88%^   N/A  N/A  N/A  N/A  N/A
   Before waivers/reimbursements                                           1.09%^   N/A  N/A  N/A  N/A  N/A
CLASS C
   Net of waivers/reimbursements                                           1.63%^   N/A  N/A  N/A  N/A  N/A
   Before waivers/reimbursements                                           1.87%^   N/A  N/A  N/A  N/A  N/A
ADVISOR CLASS
   Net of waivers/reimbursements                                            .61%^   .61% .61% .57% .55% .58%
   Before waivers/reimbursements                                            .69%^   .61% .61% .57% .55% .58%



(f)The Predecessor Fund's fiscal year end was December 31 and the Fund's fiscal year end is October 31.

(g)Amount is less than $.005.

(h)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

 ^ Annualized.

 * For the period ended October 31, 2016, the amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees as follows:



      NET INVESTMENT            NET INVESTMENT                TOTAL
     INCOME PER SHARE            INCOME RATIO                 RETURN
 -----------------------------------------------------------------------------
          $.003                      .04%                      .03%

AB TAX-AWARE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                 CLASS A
                                                                                              DECEMBER 11,
                                                                                               2013(a) TO
                                                                       YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                        2016        2015          2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.59      $10.51        $10.00
                                                                         ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .22         .18           .14
Net realized and unrealized gain on investment transactions               .28         .09           .50
                                                                         ------     ------       ------
Net increase in net asset value from operations                           .50         .27           .64
                                                                         ------     ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.22)       (.18)         (.13)
Distributions from net realized gain on investment transactions         - 0 -        (.01)        - 0 -
                                                                         ------     ------       ------
Total dividends and distributions                                        (.22)       (.19)         (.13)
                                                                         ------     ------       ------
Net asset value, end of period                                         $10.87      $10.59        $10.51
                                                                         ======     ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                      4.69%       2.64%         6.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,385      $4,783        $1,954
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .80%        .81%          .85%^
 Expenses, before waivers/reimbursements                                 1.72%       2.19%         3.59%^
 Net investment income(c)                                                1.98%       1.75%         1.57%^
Portfolio turnover rate                                                    36%         35%           42%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                 CLASS C
                                                                                              DECEMBER 11,
                                                                                               2013(a) TO
                                                                       YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                        2016        2015          2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.59      $10.52        $10.00
                                                                         ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .13         .10           .07
Net realized and unrealized gain on investment transactions               .28         .09           .52
                                                                         ------     ------       ------
Net increase in net asset value from operations                           .41         .19           .59
                                                                         ------     ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.13)       (.11)         (.07)
Distributions from net realized gain on investment transactions         - 0 -        (.01)        - 0 -
                                                                         ------     ------       ------
Total dividends and distributions                                        (.13)       (.12)         (.07)
                                                                         ------     ------       ------
Net asset value, end of period                                         $10.87      $10.59        $10.52
                                                                         ======     ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                      3.91%       1.78%         5.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,022      $1,518        $  369
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.55%       1.55%         1.55%^
 Expenses, before waivers/reimbursements                                 2.47%       2.85%         4.33%^
 Net investment income(c)                                                1.23%        .99%          .82%^
Portfolio turnover rate                                                    36%         35%           42%
----------------------------------------------------------------------------------------------------------


See footnotes on page 115.

--------------------------------------------------------------------------------

                                                                               ADVISOR CLASS
                                                                                              DECEMBER 11,
                                                                                               2013(a) TO
                                                                       YEAR ENDED OCTOBER 31, OCTOBER 31,
                                                                         2016        2015         2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.59     $ 10.52      $ 10.00
                                                                        -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .24         .21          .16
Net realized and unrealized gain on investment transactions                .28         .08          .52
                                                                        -------     -------     -------
Net increase in net asset value from operations                            .52         .29          .68
                                                                        -------     -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.24)       (.21)        (.16)
Distributions from net realized gain on investment transactions          - 0 -        (.01)       - 0 -
                                                                        -------     -------     -------
Total dividends and distributions                                         (.24)       (.22)        (.16)
                                                                        -------     -------     -------
Net asset value, end of period                                         $ 10.87     $ 10.59      $ 10.52
                                                                        =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)                       4.96%       2.81%        6.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,667     $26,333      $14,584
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .55%        .55%         .55%^
 Expenses, before waivers/reimbursements                                  1.47%       1.92%        3.82%^
 Net investment income(c)                                                 2.24%       1.99%        1.76%^
Portfolio turnover rate                                                     36%         35%          42%
----------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.


(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted;

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy;

3. There is a lack of essential data pertaining to the issue or issuer; or

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P GLOBAL RATINGS ("S&P")

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.


Defaulted obligations are typically rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant considerations. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.



DOMINION BOND RATING SERVICE LIMITED ("DOMINION")
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25% for all Funds except AB TAX-AWARE FIXED INCOME PORTFOLIO and an initial sales charge of 3.00% for AB TAX-AWARE FIXED INCOME PORTFOLIO. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Fund". Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.


AB INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  502.41    $ 9,976.34
   2              9,976.34      498.82    10,475.16      107.89     10,367.27
   3             10,367.27      518.36    10,885.63      112.12     10,773.51
   4             10,773.51      538.68    11,312.19      116.52     11,195.67
   5             11,195.67      559.78    11,755.45      121.08     11,634.37
   6             11,634.37      581.72    12,216.09      125.83     12,090.26
   7             12,090.26      604.51    12,694.77      130.76     12,564.01
   8             12,564.01      628.20    13,192.21      135.88     13,056.33
   9             13,056.33      652.82    13,709.15      141.20     13,567.95
   10            13,567.95      678.40    14,246.35      146.74     14,099.61
   ---------------------------------------------------------------------------
   Cumulative                $5,740.04                $1,640.43


AB GLOBAL BOND FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  508.45    $ 9,970.30
   2              9,970.30      498.52    10,468.82       86.89     10,381.93
   3             10,381.93      519.10    10,901.03       90.48     10,810.55
   4             10,810.55      540.53    11,351.08       94.21     11,256.87
   5             11,256.87      562.84    11,819.71       98.10     11,721.61
   6             11,721.61      586.08    12,307.69      102.15     12,205.54
   7             12,205.54      610.28    12,815.82      106.37     12,709.45
   8             12,709.45      635.47    13,344.92      110.76     13,234.16
   9             13,234.16      661.71    13,895.87      115.34     13,780.53
   10            13,780.53      689.03    14,469.56      120.10     14,349.46
   ---------------------------------------------------------------------------
   Cumulative                $5,782.31                $1,432.85




AB CREDIT LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $ 1100.61    $9,378.14
   2              9,378.14      468.91     9,847.05      889.19     8,957.86
   3              8,957.86      447.89     9,405.75      849.34     8,556.41
   4              8,556.41      427.82     8,984.23      811.28     8,172.95
   5              8,172.95      408.65     8,581.60      774.92     7,806.68
   6              7,806.68      390.33     8,197.01      740.19     7,456.82
   7              7,456.82      372.84     7,829.66      707.02     7,122.64
   8              7,122.64      356.13     7,478.77      675.33     6,803.44
   9              6,803.44      340.17     7,143.61      645.07     6,498.54
   10             6,498.54      324.93     6,823.47      616.16     6,207.31
   ---------------------------------------------------------------------------
   Cumulative                $4,016.42                $7,809.11

AB UNCONSTRAINED BOND FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  517.49    $ 9,961.26
   2              9,961.26      498.06    10,459.32      112.96     10,346.36
   3             10,346.36      517.32    10,863.68      117.33     10,746.35
   4             10,746.35      537.32    11,283.67      121.86     11,161.81
   5             11,161.81      558.09    11,719.90      126.57     11,593.33
   6             11,593.33      579.67    12,173.00      131.47     12,041.53
   7             12,041.53      602.08    12,643.61      136.55     12,507.06
   8             12,507.06      625.35    13,132.41      141.83     12,990.58
   9             12,990.58      649.53    13,640.11      147.31     13,492.80
   10            13,492.80      674.64    14,167.44      153.01     14,014.43
   ---------------------------------------------------------------------------
   Cumulative                $5,720.81                $1,706.38


AB HIGH INCOME FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  510.46    $ 9,968.29
   2              9,968.29      498.41    10,466.70       90.01     10,376.69
   3             10,376.69      518.83    10,895.52       93.70     10,801.82
   4             10,801.82      540.09    11,341.91       97.54     11,244.37
   5             11,244.37      562.22    11,806.59      101.54     11,705.05
   6             11,705.05      585.25    12,290.30      105.70     12,184.60
   7             12,184.60      609.23    12,793.83      110.03     12,683.80
   8             12,683.80      634.19    13,317.99      114.53     13,203.46
   9             13,203.46      660.17    13,863.63      119.23     13,744.40
   10            13,744.40      687.22    14,431.62      124.11     14,307.51
   ---------------------------------------------------------------------------
   Cumulative                $5,774.36                $1,466.85


AB LIMITED DURATION HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  520.51    $ 9,958.24
   2              9,958.24      497.91    10,456.15      111.88     10,344.27
   3             10,344.27      517.21    10,861.48      116.22     10,745.26
   4             10,745.26      537.26    11,282.52      120.72     11,161.80
   5             11,161.80      558.09    11,719.89      125.40     11,594.49
   6             11,594.49      579.72    12,174.21      130.26     12,043.95
   7             12,043.95      602.20    12,646.15      135.31     12,510.84
   8             12,510.84      625.54    13,136.38      140.56     12,995.82
   9             12,995.82      649.79    13,645.61      146.01     13,499.60
   10            13,499.60      674.98    14,174.58      151.67     14,022.91
   ---------------------------------------------------------------------------
   Cumulative                $5,721.45                $1,698.54


AB HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  522.52    $ 9,956.23
   2              9,956.23      497.81    10,454.04      222.67     10,231.37
   3             10,231.37      511.57    10,742.94      228.82     10,514.12
   4             10,514.12      525.71    11,039.83      235.15     10,804.68
   5             10,804.68      540.23    11,344.91      241.65     11,103.26
   6             11,103.26      555.16    11,658.42      248.32     11,410.10
   7             11,410.10      570.51    11,980.61      255.19     11,725.42
   8             11,725.42      586.27    12,311.69      262.24     12,049.45
   9             12,049.45      602.47    12,651.92      269.49     12,382.43
   10            12,382.43      619.12    13,001.55      276.93     12,724.62
   ---------------------------------------------------------------------------
   Cumulative                $5,487.60                $2,762.98

AB INCOME FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  530.29    $ 9,948.46
   2              9,948.46      497.42    10,445.88     131.00     10,314.88
   3             10,314.88      515.74    10,830.62     135.83     10,694.79
   4             10,694.79      534.74    11,229.53     140.83     11,088.70
   5             11,088.70      554.44    11,643.14     146.02     11,497.12
   6             11,497.12      574.86    12,071.98     151.39     11,920.59
   7             11,920.59      596.03    12,516.62     156.97     12,359.65
   8             12,359.65      617.98    12,977.63     162.75     12,814.88
   9             12,814.88      640.74    13,455.62     168.75     13,286.87
   10            13,286.87      664.34    13,951.21     174.96     13,776.25
   --------------------------------------------------------------------------
   Cumulative                $5,675.04               $1,898.79


AB TAX-AWARE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      177.25     10,436.79
   3             10,436.79      521.84    10,958.63      183.01     10,775.62
   4             10,775.62      538.78    11,314.40      188.95     11,125.45
   5             11,125.45      556.27    11,681.72      195.08     11,486.64
   6             11,486.64      574.33    12,060.97      201.42     11,859.55
   7             11,859.55      592.98    12,452.53      207.96     12,244.57
   8             12,244.57      612.23    12,856.80      214.71     12,642.09
   9             12,642.09      632.10    13,274.19      221.68     13,052.51
   10            13,052.51      652.63    13,705.14      228.88     13,476.26
   ---------------------------------------------------------------------------
   Cumulative                $5,671.59                $2,195.33

--------
*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before fee waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com



Or you may view or obtain these documents from the Securities and Exchange Commission ("SEC"):


.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.


            FUND                                       SEC FILE NO.
            -------------------------------------------------------
            AB Intermediate Bond Portfolio              811-02383
            AB Global Bond Fund                         811-06554
            AB Credit Long/Short Portfolio              811-02383
            AB Unconstrained Bond Fund                  811-07391
            AB High Income Fund                         811-08188
            AB Limited Duration High Income Portfolio   811-02383
            AB High Yield Portfolio                     811-02383
            AB Income Fund                              811-02383
            AB Tax-Aware Fixed Income Portfolio         811-02383


                                                                  PRO-0115-0117


                                    [GRAPHIC]

[A/B]
LOGO

              AB BOND FUND, INC.
              -AB Intermediate Bond Portfolio
               (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX; Advisor
                Class-ABQYX; Class R-ABQRX; Class K-ABQKX; Class I-ABQIX; Class Z-ABQZX)
              -AB Limited Duration High Income Portfolio
               (Class A-ALHAX; Class C-ALHCX; Advisor Class-ALHYX)
              -AB Credit Long/Short Portfolio
               (Class A-ALASX; Class C-ALCSX; Advisor Class-ALYSX)
              -AB High Yield Portfolio
               (Class A-HIYAX; Class C-HIYCX; Advisor Class-HIYYX; Class R-HIYRX; Class K-HIYKX; Class I-HIYIX; Class Z-HIYZX)

              -AB Income Fund
               (Class A-AKGAX; Class C-AKGCX; Advisor Class-ACGYX)

              -AB Tax-Aware Fixed Income Portfolio
               (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX)
              AB UNCONSTRAINED BOND FUND, INC.
               (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX; Advisor Class-AGSIX; Class R-AGSRX; Class K-AGSKX; Class I-AGLIX; Class Z-AGSZX)
              AB HIGH INCOME FUND, INC.
               (Class A-AGDAX; Class B-AGDBX; Class C-AGDCX; Advisor Class-AGDYX; Class R-AGDRX; Class K-AGDKX; Class I-AGDIX; Class Z-AGDZX)
              AB GLOBAL BOND FUND, INC.
               (Class A-ANAGX; Class B-ANABX; Class C-ANACX; Advisor Class-ANAYX; Class R-ANARX; Class K-ANAKX; Class I-ANAIX; Class Z-ANAZX)

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                 c/o AllianceBernstein Investor Services, Inc.
                P. O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                      STATEMENT OF ADDITIONAL INFORMATION
                                January 30, 2017


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            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 30, 2017, for the AB Intermediate Bond Portfolio ("Intermediate Bond"), AB Limited Duration High Income Portfolio ("Limited Duration"), AB Credit Long/Short Portfolio ("Credit Long/Short"), AB High Yield Portfolio ("High Yield"), AB Income Fund ("Income Fund") and AB Tax-Aware Fixed Income Portfolio ("Tax-Aware") of AB Bond Fund, Inc., AB Unconstrained Bond Fund, Inc. ("Unconstrained Bond"), AB Global Bond Fund, Inc. ("Global Bond") and AB High Income Fund, Inc. ("High Income") (each a "Fund", and collectively, the "Funds") that offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Funds (except High Yield, which offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z, and Limited Duration, Credit Long/Short, Income Fund and Tax-Aware, which offer Class A, Class C and Advisor Class Shares in the prospectus) (the "Prospectus").

            Most of the financial information in this SAI relating to High Yield is that of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the "Accounting Survivor"), which was acquired by High Yield in a reorganization that was effective at the close of business on July 26, 2016 (the "Reorganization"). Upon completion of the Reorganization, High Yield assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor's fiscal year end of August 31. High Yield subsequently changed its fiscal year end to October 31.

            Financial statements for Intermediate Bond, Credit Long/Short, Income Fund, Tax-Aware, Unconstrained Bond and High Income for the year or period ended October 31, 2016, and financial statements for Global Bond and Limited Duration for the year ended September 30, 2016 are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Financial statements for High Yield, reflecting the Accounting Survivor's financial information and performance for the year ended August 31, 2016 and for the fiscal period ended October 31, 2016 are included in High Yield's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS

                                                                            Page

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................1
INVESTMENT RESTRICTIONS.......................................................52
MANAGEMENT OF THE FUNDS.......................................................54
EXPENSES OF THE FUNDS.........................................................97
PURCHASE OF SHARES...........................................................109
REDEMPTION AND REPURCHASE OF SHARES..........................................136
SHAREHOLDER SERVICES.........................................................139
NET ASSET VALUE..............................................................143
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................147
PORTFOLIO TRANSACTIONS.......................................................156
GENERAL INFORMATION..........................................................161
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM.........................................................189
APPENDIX A: PROXY VOTING POLICY STATEMENT....................................A-1

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

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Introduction to the Funds
-------------------------

            Except as otherwise noted, each Fund's investment objectives and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Fund's Board of Directors (the "Board") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.



            Effective at the close of business on July 26, 2016, AB High-Yield Portfolio, a series of The AB Pooling Portfolios, was reorganized into High Yield.

            Income Fund commenced operations on April 22, 2016. Income Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund, effective at the close of business on April 21, 2016.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods through which they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded derivatives tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

                  -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

                  -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

                  -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

                  New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

                  -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


                  -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing, as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.


                  -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds, except Unconstrained Bond, Credit Long/Short and High Yield, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. The trading exemption in Rule 4.5 is not available to Unconstrained Bond, Credit Long/Short and High Yield, and AllianceBernstein L.P., the Funds' adviser (the "Adviser") has registered as a CPO with respect to these Funds. This registration subjects Unconstrained Bond, Credit Long/Short and High Yield to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with SEC disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities and Municipal and U.S. Government Securities. A Fund may write and purchase call and put options on securities. Tax-Aware may also write and purchase call and put options on municipal and U.S. Government securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, Tax-Aware may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            -- Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging or non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilaterally and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

            - Variance and Correlation Swaps. A Fund, except Tax-Aware, may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-Linked Securities
-----------------------

            Event-linked securities are variable rate or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities' maturity, the Fund may lose all or a portion of its principal and forgo additional interest.

            These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

            Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds"). The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------


            A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and
(c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Insurance Feature
-----------------

            The insurance feature is generally described in the Prospectus under "Additional Information about the Funds' Risks and Investments--Insured Securities."


            Tax-Aware may obtain insurance on its municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"). Prior to the 2008 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings ("S&P") ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.


            It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by Tax-Aware may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments
-----------------------------------

            A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

            A Fund's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

            When a Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

            Loans in which a Fund may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

            A Fund may have difficulty disposing of Assignments and Participations because in order to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings
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            The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities ("CMBS"), TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate, 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. SMRS are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Financings. A Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities
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            Tax-Aware will invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event Tax-Aware invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Tax-Aware may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

            Tax-Aware may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

            Tax-Aware may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. Tax-Aware may purchase both Auction and Residual Components.

            Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

            Tax-Aware may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of Tax-Aware's investment, a pool of municipal securities, or
(ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of Tax-Aware to tender the security prior to its stated maturity. Tax-Aware will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless they have opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, federal and state income taxes.

            Municipal notes in which Tax-Aware may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in Tax-Aware Fund's portfolio.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, Tax-Aware does not have any restrictions on the maturity of municipal securities in which they may invest. Tax-Aware will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of Tax-Aware's respective investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet its obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although from time to time there have been proposals which would require registration in the future.

            After purchase by the Tax-Aware Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by Tax-Aware, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with Tax-Aware's quality criteria as described in the Prospectus.

            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Tax-Aware and the value of the Fund would be affected. Additionally, Tax-Aware's investment objective and policies would be reevaluated.

Preferred Stock
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            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

            Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Funds may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund's common stocks because the Fund uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            Tax-Aware may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. ("Dominion") and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, the security is not to be delivered upon consummation of the sale. Among other reasons, a Fund may make short sales of securities or maintain a short position for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. The Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Standby Commitment Agreements
-----------------------------

            Tax-Aware may, from time to time, enter into standby commitment agreements. Such agreements commit Tax-Aware, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Tax-Aware will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, Tax-Aware will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of Tax-Aware's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Tender Option Bond ("TOB") Transactions
---------------------------------------

            Tax-Aware may enter into TOB transactions ("TOBs") in which the Fund sells a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------


            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.


            U.S. Government securities also include zero-coupon securities and principal-only securities and certain SMRS. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and SMRS and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities - Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls and, with respect to Tax-Aware, TOBs. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Borrowings by a Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investment portfolio issuers will provide the Fund's shareholders with a potentially higher yield.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect Tax-Aware's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring Tax-Aware to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.


            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

            Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities, in some cases, substantially (High Income), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality (commonly referred to as "junk bonds"). Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

            Non-rated municipal or other fixed-income securities will also be considered for investment by Tax-Aware when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

            In seeking to achieve a Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

            U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. A Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxation of Dividends and Distributions".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect the Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet, among other things, the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices", above.

            Additional Risks of Options on Forward Currency Exchange Contracts, Options on Foreign Currencies, Swaps and Other Options. Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

            Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which a Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

            By investing in Sovereign Debt Obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

            Many countries providing investment opportunities for a Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

            Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which a Fund may invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

            Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

            To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

            Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

            A Fund, except Tax-Aware, is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

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                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;


            (e) with respect to High Income and Global Bond, may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Intermediate Bond, Unconstrained Bond, Credit Long/Short, High Yield, Income Fund and Tax-Aware may purchase or sell commodities or options thereon to the extent permitted by applicable law; or


            (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


            As a matter of fundamental policy, each of Global Bond, Intermediate Bond, Unconstrained Bond, Limited Duration, High Income, Income Fund and Tax-Aware is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


      o     Cash or cash items;

      o     Government securities;

      o     Securities of other investment companies; and

      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

            Credit Long/Short and High Yield are "non-diversified" investment companies, which means the Funds are not limited in the proportion of their assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because Credit Long/Short and High Yield are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except
(i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                            MANAGEMENT OF THE FUNDS

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The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2016, totaling approximately $490 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2016, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                    AXA and its subsidiaries            63.6%
                    AllianceBernstein Holding L.P.      35.1
                    Unaffiliated holders                 1.3
                                                   --------------
                                                         100%
                                                   ==============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2016, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2016.


Advisory Agreements and Expenses
--------------------------------

            The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to supervision of each Fund's Board.

            Under the Advisory Agreements for the Funds, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

            The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds have under the Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Funds. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Fund's Board. For the fiscal year ended October 31, 2016, for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short and Tax-Aware, the Funds paid the Adviser a total of $63,692, $67,811, $62,397, $55,954 and
$53,318, respectively, for these services. For the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, the Fund paid the Adviser a total of $50,365 and $66,640, respectively, for these services. For the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016 for High Yield, the Fund paid the Adviser a total of $48,550 and $0, respectively, for these services. For the fiscal period ended October 31, 2016 for Income Fund, the Fund paid the Adviser a total of $58,970 for these services.

            Each Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of each advisory agreement was approved for an additional annual term by the Board at meetings held on November 1-3, 2016.


            Any material amendments to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Fund and by a vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities or by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of assignment. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            The Adviser is compensated for its services at the following annual rates:

Fund                Annual Percentage Rate
----                ----------------------

Intermediate Bond   .45 of 1% of the first $2.5 billion of average net assets
                    .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                    .35 of 1% of the excess over $5 billion of average net assets


Limited Duration*   .55 of 1% of the first $2.5 billion of average net assets
                    .50 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                    .45 of 1% of the excess over $5 billion of average net assets


Unconstrained Bond  .50 of 1% for the first $2.5 billion of average daily net assets
                    .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .40 of 1% of the excess over $5 billion of average daily net assets

Global Bond         .50 of 1% for the first $2.5 billion of average daily net
                    assets
                    .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .40 of 1% of the excess over $5 billion of average daily net assets

High Income         .50 of 1% for the first $2.5 billion of average daily net
                    assets
                    .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .40 of 1% of the excess over $5 billion of average daily net assets


Credit Long/Short*  .85 of 1% of average daily net assets

High Yield(1)*      .55 of 1% for the first $2.5 billion of average daily net
                    .50 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .45 of 1% of the excess over $5 billion of average daily net assets

Income Fund**       .45 of 1% for the first $2.5 billion of average daily net
                    assets
                    .40 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .35 of 1% of the excess over $5 billion of average daily net assets

Tax-Aware*          .45 of 1% for the first $2.5 billion of average daily net
                    assets
                    .40 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                    .35 of 1% of the excess over $5 billion of average daily net assets
--------
(1) Prior to the Reorganization, assets the Adviser received no advisory fee from the Accounting Survivor.

* Effective January 1, 2017. Prior to January 1, 2017, the Adviser was compensated at an annual rate of .60 of 1% of the first $2.5 billion of average net assets, .55 of 1% of the excess of $2.5 billion up to $5 billion of average net assets and .50 of 1% of the excess over $5 billion of average net assets with respect to Limited Duration; .90 of 1% of average daily net assets with respect to Credit Long/Short; .60 of 1% for the first $2.5 billion of average daily net assets, .55 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets and .50 of 1% of the excess over $5 billion of average daily net assets with respect to High Yield; and .50% of average daily net assets with respect to Tax-Aware.

** Effective January 29, 2017. Prior to January 29, 2017, the Adviser was compensated at an annual rate of .60 of 1% of the first $2.5 billion of average daily net assets, .55 of 1% of the excess over $2.5 billion up to $5 billion of average daily net assets and .50 of 1% of the excess over $5 billion of average daily net assets with respect to Income Fund.

            The fee is accrued daily and paid monthly.


            Effective January 1, 2017, with respect to Limited Duration, the Adviser has agreed to waive its management fee and/or bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses, on an annual basis, from exceeding .95%, 1.70% and .70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (excluding acquired fund fees and expenses of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs). Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses, excluding interest expense, did not, on an annual basis, exceed 1.05%, 1.80% and .80% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares.

            Effective January 1, 2017, with respect to Credit Long/Short, the Adviser has contractually agreed to waive its fee and bear certain expenses through January 31, 2018 so that total expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.24%, 1.99%, and .99% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) did not, on an annual basis, exceed 1.35%, 2.10% and 1.10% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares.

            Effective January 1, 2017, with respect to High Yield, the Adviser has contractually agreed to waive its management fee and/or bear certain expenses through January 31, 2018 so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Fees waived and expenses borne by the Adviser prior to July 15, 2015 are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses, excluding interest expense, did not, on an annual basis, exceed 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80% and .80% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

            Effective January 29, 2017, with respect to Income Fund, the
Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .77%, 1.52% and .52% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before April 22, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would otherwise cause the Fund's total annualized operating expenses to exceed the amounts listed above. Prior to January 29, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) did not, on an annual basis, exceed .88%, 1.63%, .63%, 1.13%, .88%, .63% and .63% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

            The Adviser has contractually agreed, with respect to Intermediate Bond, Unconstrained Bond and Tax-Aware, for the period from the effective date of each Fund's Prospectus to the effective date of the subsequent Prospectus incorporating each Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense (or for Tax-Aware, excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), do not, on an annual basis, exceed the amounts noted for the Funds listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.

Fund                                     Expense Caps
----                                     ------------

Intermediate Bond*       Class A         .77% of average net assets
                         Class B         1.52% of average net assets
                         Class C         1.52% of average net assets
                         Advisor Class   .52% of average net assets
                         Class R         1.02% of average net assets
                         Class K         .77% of average net assets
                         Class I         .52% of average net assets
                         Class Z         .52% of average net assets

Unconstrained Bond       Class A         .90% of aggregate daily net
                                         assets
                         Class B         1.65% of aggregate daily net
                                         assets
                         Class C         1.65% of aggregate daily net
                                         assets
                         Advisor Class   .65% of aggregate daily net
                                         assets
                         Class R         1.15% of aggregate daily net
                                         assets
                         Class K         .90% of aggregate daily net
                                         assets
                         Class I         .65% of aggregate daily net
                                         assets
                         Class Z         .65% of aggregate daily net
                                         assets

Tax-Aware**              Class A         .75% of aggregate daily net
                                         assets
                         Class C         1.50% of aggregate daily net
                                         assets
                         Advisor Class   .50% of aggregate daily net
                                         assets

* Effective February 1, 2017. Prior to February 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses, excluding interest expense, did not, on an annual basis, exceed .85%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60% and .60% of
      average net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

** Effective January 1, 2017. Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) did not, on an annual basis, exceed .80%, 1.55% and .55% of aggregate daily net assets, respectively, for Class A, Class C and Advisor Class shares.

            In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until January 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware in the amount of $7,737, $23,602, $277,019, $2,610, $16,967 and $1,076,
respectively, for the fiscal year ended October 31, 2016; from Limited Duration and Global Bond $32,249 and $116,131, respectively, for the fiscal year ended September 30, 2016; and from High Yield $2,981 for the fiscal year ended August 31, 2016 and $2,680 for the fiscal period ended October 31, 2016.


            For the three most recent fiscal years or since inception of the Funds, the Funds paid the Adviser advisory fees as follows:


                                                    Amounts Waived or
                                                Reimbursed under Expense
      Fund                    Advisory Fees      Limitation Undertaking
      ----                    -------------      ----------------------

      Intermediate Bond
      2016                       $1,591,173              $625,527
      2015                       $1,534,060              $604,712
      2014                       $1,702,541              $624,838

      Limited Duration
      2016                       $1,741,495              $175,273
      2015                       $1,870,922              $269,949
      2014                       $1,930,261              $280,167

      Unconstrained Bond
      2016                       $1,596,625              $452,745
      2015                       $1,843,599              $602,809
      2014                       $1,728,674              $552,047

      Global Bond
      2016                      $24,097,113                    $0
      2015                      $20,155,490                    $0
      2014                      $16,230,260                    $0

      High Income
      2016                      $30,115,930                    $0
      2015                      $30,237,026                    $0
      2014                      $29,363,755                    $0

      Credit Long/Short
      2016                         $190,094              $417,052
      2015                         $190,435              $474,108
      2014                          $88,451              $252,520

      High Yield
      2016*                         $87,716              $223,065
      2015**                             $0                    $0
      2014**                             $0                    $0

      Income Fund
      2016                       $6,979,775              $990,111

      Tax-Aware
      2016                         $196,813              $308,027
      2015                         $127,771              $349,529

--------
* Represents amounts for the fiscal period ended October 31, 2016. During High Yield's fiscal year ended August 31, 2016, the Adviser received $0 in advisory fees from the Fund (net of $101,767 which was waived by the Adviser due to the expense limitation agreement).

** Represents amounts for the Accounting Survivor. Prior to the Reorganization, the Adviser received no advisory fees from the Accounting Survivor.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            Certain information concerning the Funds' Directors is set forth below.



                                                                              PORTFOLIOS IN         OTHER PUBLIC COMPANY
NAME, ADDRESS*,                                                               AB FUND COMPLEX       DIRECTORSHIPS CURRENTLY
AGE AND                                PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN              HELD
(YEAR FIRST ELECTED**)                 FIVE YEARS AND OTHER INFORMATION       BY DIRECTOR           BY DIRECTOR
----------------------                 --------------------------------       ---------------       -----------------------

INDEPENDENT DIRECTORS
---------------------

Marshall C. Turner, Jr.,#              Private Investor since prior to 2012.           107          Xilinx, Inc.
75                                     Former Chairman and CEO of Dupont                            (programmable logic
Chairman of the Board                  Photomasks, Inc. (components of                              semi-conductors) since
(2005 - Intermediate Bond)             semi-conductor manufacturing). He                            2007
(2005 - Global Bond)                   has extensive operating leadership
(2005 - High Income)                   and venture capital investing
(2005 - Unconstrained Bond)            experience, including five interim or
(2011 - Limited Duration)              full-time CEO roles, and prior
(2013 - Tax-Aware)                     service as general partner of
(2014 - Credit Long/Short)             institutional venture capital
(2014 - High Yield)                    partnerships. He also has extensive
(2015 - Income Fund)                   non-profit board leadership
                                       experience, and currently serves on
                                       the boards of two education and
                                       science-related non-profit
                                       organizations. He has served as a
                                       director of one AB Fund since 1992,
                                       and director or trustee of multiple
                                       AB Funds since 2005. He has been
                                       Chairman of the AB Funds since
                                       January 2014, and the Chairman of the
                                       Independent Directors Committees of
                                       such AB Funds since February 2014.

John H. Dobkin,#                       Independent Consultant since prior to           107          None
74                                     2012. Formerly, President of Save
(1998 - Intermediate Bond)             Venice, Inc. (preservation
(1992 - Global Bond)                   organization) from 2001 - 2002;
(1993 - High Income)                   Senior Advisor from June 1999 - June
(1995 - Unconstrained Bond)            2000 and President of Historic Hudson
(2011 - Limited Duration)              Valley (historic preservation) from
(2013 - Tax-Aware)                     December 1989 - May 1999.
(2014 - Credit Long/Short)             Previously, Director of the National
(2014 - High Yield)                    Academy of Design. He has served as
(2015 - Income Fund)                   a director or trustee of various AB
                                       Funds since 1992 and as Chairman of
                                       the Audit Committees of a number of
                                       such AB Funds from 2001-2008.

Michael J. Downey,#                    Private Investor since prior to 2012.           107          The Asia Pacific Fund,
73                                     Formerly, managing partner of                                Inc. (registered
(2005 - Intermediate Bond)             Lexington Capital, LLC (investment                           investment company)
(2005 - Global Bond)                   advisory firm) from December 1997                            since prior to 2012
(2005 - High Income)                   until December 2003. He served as a
(2005 - Unconstrained Bond)            Director of Prospect Acquisition
(2011 - Limited Duration)              Corp. (financial services) from 2007
(2013 - Tax-Aware)                     until 2009. From 1987 until 1993,
(2014 - Credit Long/Short)             Chairman and CEO of Prudential Mutual
(2014 - High Yield)                    Fund Management, director of the
(2015 - Income Fund)                   Prudential mutual funds and member of
                                       the Executive Committee of Prudential
                                       Securities Inc. He has served as a
                                       director or trustee of the AB Funds
                                       since 2005 and is a director and
                                       chairman of one other registered
                                       investment company.

William H. Foulk, Jr.,#               Investment Adviser and an Independent           107          None
84                                     Consultant since prior to 2012.
(1998 - Intermediate Bond)             Previously, he was Senior Manager of
(1992 - Global Bond)                   Barrett Associates, Inc., a
(1993 - High Income)                   registered investment adviser. He
(1995 - Unconstrained Bond)            was formerly Deputy Comptroller and
(2011 - Limited Duration)              Chief Investment Officer of the State
(2013 - Tax-Aware)                     of New York and, prior thereto, Chief
(2014 - Credit Long/Short)             Investment Officer of the New York
(2014 - High Yield)                    Bank for Savings. He has served as a
(2015 - Income Fund)                   director or trustee of various AB
                                       Funds since 1983, and was Chairman of
                                       the Independent Directors Committees
                                       of the AB Funds from 2003 until
                                       February 2014. He served as Chairman
                                       of such AB Funds from 2003 through
                                       December 2013. He is also active in a
                                       number of mutual fund related
                                       organizations and committees

D. James Guzy,#                        Chairman of the Board of SRC                    107          None
80                                     Computers, Inc. (semi-conductors),
(2005 - Intermediate Bond)             with which he has been associated
(2005 - Global Bond)                   since prior to 2012. He served as
(2005 - High Income)                   Chairman of the Board of PLX
(2005 - Unconstrained Bond)            Technology (semi-conductors) since
(2011 - Limited Duration)              prior to 2012 until November 2013.
(2013 - Tax-Aware)                     He was a director of Intel
(2014 - Credit Long/Short)             Corporation (semi-conductors) from
(2014 - High Yield)                    1969 until 2008, and served as
(2015 - Income Fund)                   Chairman of the Finance Committee of
                                       such company for several years until
                                       May 2008. He has served as a
                                       director or trustee of one or more of
                                       the AB Funds since 1982.

Nancy P. Jacklin,#                     Private Investor since prior to 2012.           107          None
68                                     Professorial Lecturer at the Johns
(2006 - Intermediate Bond)             Hopkins School of Advanced
(2006 - Global Bond)                   International Studies (2008-2015).
(2006 - High Income)                   U.S. Executive Director of the
(2006 - Unconstrained Bond)            International Monetary Fund (which is
(2011 - Limited Duration)              responsible for ensuring the
(2013 - Tax-Aware)                     stability of the international
(2014 - Credit Long/Short)             monetary system), (December 2002-May
(2014 - High Yield)                    2006); Partner, Clifford Chance
(2015 - Income Fund)                   (1992-2002); Sector Counsel,
                                       International Banking and Finance,
                                       and Associate General Counsel,
                                       Citicorp (1985-1992); Assistant
                                       General Counsel (International),
                                       Federal Reserve Board of Governors
                                       (1982-1985); and Attorney Advisor,
                                       U.S. Department of the Treasury
                                       (1973-1982). Member of the Bar of
                                       the District of Columbia and of New
                                       York; and member of the Council on
                                       Foreign Relations. She has served as
                                       a director or trustee of the AB Funds
                                       since 2006 and has been Chairman of
                                       the Governance and Nominating
                                       Committees of the AB Funds since
                                       August 2014.

Carol C. McMullen,#                    Managing Director of Slalom                     107          None
61                                     Consulting (consulting) since 2014,
(2016)                                 private investor and member of the
                                       Partners Healthcare Investment
                                       Committee. Formerly, Director of
                                       Norfolk & Dedham Group (mutual
                                       property and casualty insurance) from
                                       2011 until November 2016; Director of
                                       Partners Community Physicians
                                       Organization (healthcare) from 2014
                                       until December 2016; and Managing
                                       Director of The Crossland Group
                                       (consulting) from 2012 until 2013.
                                       She has held a number of senior
                                       positions in the asset and wealth
                                       management industries, including at
                                       Eastern Bank (where her roles
                                       included President of Eastern Wealth
                                       Management), Thomson Financial
                                       (Global Head of Sales for Investment
                                       Management), and Putnam Investments
                                       (where her roles included Head of
                                       Global Investment Research). She has
                                       served on a number of private company
                                       and nonprofit boards, and as a
                                       director or trustee of the AB Funds
                                       since June 2016.

Garry L. Moody,#                       Independent Consultant. Formerly,               107          None
64                                     Partner, Deloitte & Touche LLP
(2008 - Intermediate Bond)             (1995-2008) where he held a number of
(2008 - Global Bond)                   senior positions, including Vice
(2008 - High Income)                   Chairman, and U.S. and Global
(2008 - Unconstrained Bond)            Investment Management Practice
(2011 - Limited Duration)              Managing Partner; President, Fidelity
(2013 - Tax-Aware)                     Accounting and Custody Services
(2014 - Credit Long/Short)             Company (1993-1995), where he was
(2014 - High Yield)                    responsible for accounting, pricing,
(2015 - Income Fund)                   custody and reporting for the
                                       Fidelity mutual funds; and Partner,
                                       Ernst & Young LLP (1975-1993), where
                                       he served as the National Director of
                                       Mutual Fund Tax Services and Managing
                                       Partner of its Chicago Office Tax
                                       department. He is a member of the
                                       Trustee Advisory Board of BoardIQ, a
                                       biweekly publication focused on
                                       issues and news affecting directors
                                       of mutual funds. He has served as a
                                       director or trustee, and as Chairman
                                       of the Audit Committees, of the AB
                                       Funds since 2008.

Earl D. Weiner,#                       Of Counsel, and Partner prior to                107          None
77                                     January 2007, of the law firm
(2007 - Intermediate Bond)             Sullivan & Cromwell LLP and is a
(2007 - Global Bond)                   former member of the ABA Federal
(2007 - High Income)                   Regulation of Securities Committee
(2007 - Unconstrained Bond)            Task Force to draft editions of the
(2011- Limited Duration)               Fund Director's Guidebook. He also
(2013 - Tax-Aware)                     serves as a director or trustee of
(2014 - Credit Long/Short)             various non-profit organizations and
(2014 - High Yield)                    has served as Chairman or Vice
(2015 - Income Fund)                   Chairman of a number of them. He has
                                       served as a director or trustee of
                                       the AB Funds since 2007 and served as
                                       Chairman of the Governance and
                                       Nominating Committees of the AB Funds
                                       from 2007 until August 2014.

INTERESTED DIRECTOR
-------------------

Robert M. Keith,+                     Senior Vice President of the                     107          None
56                                    Adviser++ and the head of
(2010 - Intermediate Bond)            AllianceBernstein Investments, Inc.
(2010 - Global Bond)                  ("ABI")++ since July 2008; Director
(2010 - High Income)                  of ABI and President of the AB
(2010 - Unconstrained Bond)           Mutual Funds. Previously, he served
(2011 - Limited Duration)             as Executive Managing Director of
(2013 - Tax-Aware)                    ABI from December 2006 to June
(2014 - Credit Long/Short)            2008. Prior to joining ABI in
(2014 - High Yield)                   2006, Executive Managing Director
(2015 - Income Fund)                  of Bernstein Global Wealth
                                      Management, and prior thereto,
                                      Senior Managing Director and Global
                                      Head of Client Service and Sales of
                                      the Adviser's institutional
                                      investment management business
                                      since 2004. Prior thereto, he was
                                      Managing Director and Head of North
                                      American Client Service and Sales
                                      in the Adviser's institutional
                                      investment management business,
                                      with which he had been associated
                                      since prior to 2004.

--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Funds' Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.


++    The Adviser and ABI are affiliates of the Funds.


            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, Mr. Guzy served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


            The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, has served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various nonprofit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.


            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.


            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond, High Income and Tax-Aware met three times during the Funds' most recently completed fiscal year. The Audit Committee of Credit Long/Short and High Yield met three times during the Funds' most recently completed fiscal year. The Audit Committee of Income Fund met three times during the Fund's most recently completed fiscal period.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond, High Income, Tax-Aware, Credit Long/Short and High Yield met three times during the Funds' most recently completed fiscal year. The Governance and Nominating Committee of Income Fund met three times during the Fund's most recently completed fiscal period.


            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond, High Income, Tax-Aware, Credit Long/Short, and High Yield met eight times during the Funds' most recently completed fiscal year. The Independent Directors Committee of Income Fund met eight times during the Fund's most recently completed fiscal period.


            The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                                                             Dollar Range of Equity Securities in the Funds
                                                                         As of December 31, 2016
                                                                         -----------------------

Name of Director              Intermediate Bond      Unconstrained Bond         Global Bond           High Income
----------------              -----------------      ------------------         -----------           -----------
John H. Dobkin                       None                   None              $10,001-$50,000             None
Michael J. Downey                    None                   None                    None            $10,001-$50,000
William H. Foulk, Jr.                None                   None                    None                  None
D. James Guzy                        None                   None                    None                  None
Nancy P. Jacklin                     None                   None                    None                  None
Robert M. Keith                      None                   None                    None                  None
Carol C. McMullen*                   None                   None                    None                  None
Garry L. Moody                       None                   None                    None                  None
Marshall C. Turner, Jr.              None                   None                    None                  None
Earl D. Weiner                       None                   None                    None            $10,001-$50,000




                                                          Dollar Range of Equity Securities in the Funds
                                                                           As of December 31, 2016
                                                                           -----------------------
                                 Limited         Credit
Name of Director                 Duration       Long/Short    High Yield         Income Fund          Tax-Aware
----------------                 --------       ----------    ----------         -----------          ---------

John H. Dobkin                     None            None           None         $10,001-$50,000          None
Michael J. Downey                  None            None           None           $1-$10,000             None
William H. Foulk, Jr.              None            None           None        $50,001-$100,000          None
D. James Guzy                      None            None           None              None                None
Nancy P. Jacklin                   None            None           None              None                None
Robert M. Keith                    None            None           None              None                None
Carol C. McMullen*                 None            None           None              None                None
Garry L. Moody                     None            None           None              None                None
Marshall C. Turner, Jr.            None            None           None              None                None
Earl D. Weiner                     None            None           None              None                None




                             Aggregate Dollar Range of
                              Equity Securities in the
                                   AB Fund Complex
Name of Director              as of December 31, 2016
----------------              -----------------------

John H. Dobkin                     Over $100,000
Michael J. Downey                  Over $100,000
William H. Foulk, Jr.              Over $100,000
D. James Guzy                      Over $100,000
Nancy P. Jacklin                   Over $100,000
Robert M. Keith                        None
Carol C. McMullen*                     None
Garry L. Moody                     Over $100,000
Marshall C. Turner, Jr.            Over $100,000
Earl D. Weiner                     Over $100,000

--------


* Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.


Officer Information
-------------------

Certain information concerning each Fund's officers is set forth below.



NAME, ADDRESS,*                  POSITION(S)              PRINCIPAL OCCUPATION
AND AGE                          HELD WITH FUND           DURING PAST FIVE YEARS
-------                          --------------           ----------------------

Robert M. Keith,                 President and Chief      See biography above.
56                               Executive Officer

Philip L. Kirstein,              Senior Vice President    Senior Vice President and Independent Compliance
71                               and Independent          Officer of the AB Funds, with which he has been
                                 Compliance Officer       associated since October 2004.  Prior thereto, he was
                                                          Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                          October 2003 to October 2004, and General Counsel of
                                                          Merrill Lynch Investment Managers, L.P. since prior
                                                          to March 2003.

Emilie D. Wrapp,                 Secretary                Senior Vice President, Assistant General Counsel and
61                                                        Assistant Secretary of ABI,** with which she has been
                                                          associated since prior to 2012.

Joseph J. Mantineo,              Treasurer and Chief      Senior Vice President of ABIS,** with which he has
57                               Financial Officer        been associated since prior to 2012.

Vincent S. Noto,                 Chief Compliance         Senior Vice President since 2015 and Mutual Fund
52                               Officer                  Chief Compliance Officer of the Adviser** since 2014.
                                                          Prior thereto, he was Vice President and Director of
                                                          Mutual Fund Compliance of the Adviser since prior
                                                          to 2012.

Stephen M. Woetzel,              Controller               Vice President of ABIS,** with which he has been
45                                                        associated since prior to 2012.

Intermediate Bond
-----------------

Michael Canter,                  Vice President           Senior Vice President of the Adviser,** with which he
47                                                        has been associated since prior to 2012.

Shawn E. Keegan,                 Vice President           Senior Vice President of the Adviser,** with which he
45                                                        has been associated since prior to 2012.

Douglas J. Peebles,              Vice President           Senior Vice President of the Adviser,** with which he
51                                                        has been associated since prior to 2012.

Greg J. Wilensky,                Vice President           Senior Vice President of the Adviser,** with which
49                                                        he has been associated since prior to 2012.

Limited Duration
----------------

Gershon M. Distenfeld,           Vice President           Senior Vice President of the Adviser,** with which he
41                                                        has been associated since prior to 2012.

Sherif M. Hamid,                 Vice President           Senior Vice President of the Adviser,** with which he
40                                                        has been associated since 2013. Prior thereto, he was
                                                          head of European Credit Strategy at Barclays Capital
                                                          since prior to 2012 until 2013.

Ivan Rudolph-Shabinsky,          Vice President           Senior Vice President of the Adviser,** with which he
53                                                        has been associated since prior to 2012.

Ashish C. Shah,                  Vice President           Senior Vice President of the Adviser,** with which he
46                                                        has been associated since prior to 2012.

Unconstrained Bond
------------------

Scott A. DiMaggio,               Vice President           Senior Vice President of the Adviser,** with which he
45                                                        has been associated since prior to 2012.

Gershon M. Distenfeld,           Vice President           See above.
41

Douglas J. Peebles,              Vice President           See above.
51

Dimitri Silva,                   Vice President           Vice President of the Adviser,** with which he has
34                                                        been associated since prior to 2012.

John Taylor,                     Vice President           Senior Vice President of the Adviser,** with which he
39                                                        has been associated since prior to 2012.

Global Bond
-----------

Paul J. DeNoon,                  Vice President           Senior Vice President of the Adviser,** with which he
54                                                        has been associated since prior to 2012.

Scott A. DiMaggio,               Vice President           See above.
45

Douglas J. Peebles,              Vice President           See above.
51

Matthew S. Sheridan,             Vice President           See above.
41

High Income
-----------

Paul J. DeNoon,                  Vice President           See above.
54

Gershon M. Distenfeld,           Vice President           See above.
41

Douglas J. Peebles,              Vice President           See above.
51

Matthew S. Sheridan,             Vice President           Senior Vice President of the Adviser,** with which he
41                                                        has been associated since prior to 2012.

Credit Long/Short
-----------------

Gershon M. Distenfeld,           Vice President           See above.
41

Ashish C. Shah,                  Vice President           See above.
46

Sherif M. Hamid,                 Vice President           See above.
40

Ivan Rudolph-Shabinsky,          Vice President           See above.
53

Robert Schwartz,                 Vice President           Senior Vice President of the Adviser,** with which he
44                                                        has been associated since 2012, and a Corporate
                                                          Credit Research Analyst. Prior thereto, he was a
                                                          senior credit analyst at Bell Point Capital
                                                          Management since prior to 2012.
High Yield
----------

Gershon M. Distenfeld,           Vice President           See above.
41

Ashish C. Shah,                  Vice President           See above.
46

Sherif M. Hamid,                 Vice President           See above.
40

Ivan Rudolph-Shabinsky,          Vice President           See above.
53

Income Fund
-----------

Paul J. DeNoon,                  Vice President           See above.
54

Douglas J. Peebles,              Vice President           See above.
51

Gershon M. Distenfeld,           Vice President           See above.
41

Ashish C. Shah,                  Vice President           See above.
46

Matthew S. Sheridan,             Vice President           See above.
41

Tax-Aware
---------

Robert B. (Guy) Davidson, III,   Vice President           Senior Vice President of the Adviser,** with which he
55                                                        has been associated since prior to 2012.

Terrance T. Hults,               Vice President           Senior Vice President of the Adviser,** with which he
50                                                        has been associated since prior to 2012.

Shawn E. Keegan,                 Vice President           See above.
45

Matthew J. Norton,               Vice President           Vice President of the Adviser,** with which he has
34                                                        been associated since prior to 2012.



--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of each Fund.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid by a Fund to each of the Directors during its most recent fiscal year, the aggregate compensation paid to each of the Directors during calendar year 2016 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.



                            Aggregate           Aggregate             Aggregate
                            Compensation        Compensation          Compensation           Aggregate
                            from Intermediate   from Limited          from Unconstrained     Compensation
Name of Director            Bond                Duration              Bond                   from Global Bond
----------------            ----------------    ------------          ------------------     ----------------


John H. Dobkin              $2,544               $2,544                $2,544                 $2,544
Michael J. Downey           $2,544               $2,544                $2,544                 $2,544
William H. Foulk, Jr.       $2,544               $2,544                $2,544                 $2,544
D. James Guzy               $2,544               $2,544                $2,544                 $2,544
Nancy P. Jacklin            $2,705               $2,705                $2,705                 $2,705
Robert M. Keith             $    0               $    0                $    0                 $    0
Carol C. McMullen*          $  709               $  709                $  709                 $  709
Garry L. Moody              $2,856               $2,856                $2,856                 $2,856
Marshall C. Turner, Jr.     $4,285               $4,285                $4,285                 $4,285
Earl D. Weiner              $2,544               $2,544                $2,544                 $2,544





                                              Aggregate
                            Aggregate         Compensation      Aggregate           Aggregate              Aggregate
                            Compensation      from Credit       Compensation        Compensation           Compensation
Name of Director            from High Income  Long/Short        from High Yield     from Income Fund       from Tax-Aware
----------------            ----------------  ------------      ---------------     ----------------       --------------
John H. Dobkin              $2,544            $2,544             $2,544                   $2,544                $2,544
Michael J. Downey           $2,544            $2,544             $2,544                   $2,544                $2,544
William H. Foulk, Jr.       $2,544            $2,544             $2,544                   $2,544                $2,544
D. James Guzy               $2,544            $2,544             $2,544                   $2,544                $2,544
Nancy P. Jacklin            $2,705            $2,705             $2,705                   $2,705                $2,705
Robert M. Keith             $    0            $    0             $    0                   $    0                $    0
Carol C. McMullen*          $  709            $  709             $  709                   $  709                $  709
Garry L. Moody              $2,856            $2,856             $2,856                   $2,856                $2,856
Marshall C. Turner, Jr.     $4,285            $4,285             $4,285                   $4,285                $4,285
Earl D. Weiner              $2,544            $2,544             $2,544                   $2,544                $2,544





                                                          Total Number of              Total Number of
                                                          Registered Investment        Investment Portfolios
                                                          Companies in the             within the AB Fund
                               Total Compensation         AB Fund Complex,             Complex, including the
                               from the AB                including the Funds, as      Funds, as to which the
                               Fund Complex,              to which the Director is     Director is a
Name of Director               including the Funds        a Director or Trustee        Director or Trustee
----------------               -------------------        -------------------          -------------------
John H. Dobkin                 $285,000                         28                          107
Michael J. Downey              $285,000                         28                          107
William H. Foulk, Jr.          $285,000                         28                          107
D. James Guzy                  $285,000                         28                          107
Nancy P. Jacklin               $303,000                         28                          107
Robert M. Keith                $      0                         28                          107
Carol C. McMullen*             $147,816                         28                          107
Garry L. Moody                 $320,000                         28                          107
Marshall C. Turner, Jr.        $480,000                         28                          107
Earl D. Weiner                 $285,000                         28                          107



--------
* Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.


Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

INTERMEDIATE BOND


            The management of, and investment decisions for, the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Michael Canter, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Fund Managers" in the Fund's Prospectus.


--------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2016 are set forth below:



                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                 ---------------------------------------------


                  Mr. Michael Canter                   None
                  Mr. Shawn E. Keegan                  None
                  Mr. Douglas J. Peebles               None
                  Mr. Greg J. Wilensky                 None

            As of October 31, 2016, employees of the Adviser had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.





-----------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
-----------------------------------------------------------------------------------------
                                                                              Total
                                                              Number of       Assets of
                                                              Registered      Registered
                          Total Number     Total Assets       Investment      Investment
                          of Registered    of Registered      Companies       Companies
                          Investment       Investment         Managed with    Managed with
                          Companies        Companies          Performance-    Performance-
Portfolio Manager         Managed          Managed            based Fees      based fees
-----------------         -------------    ---------------    ------------    ------------
Mr. Michael Canter         37             $ 7,056,000,000        None           None
Mr. Shawn E. Keegan         2             $  439,0000,000        None           None
Mr. Douglas J. Peebles     29             $14,179,000,000        None           None
Mr. Greg J. Wilensky       37             $ 7,056,000,000        None           None

------------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
------------------------------------------------------------------------------------------
                                                                                Total
                                                                Number of       Assets of
                                                                Other Pooled    Other Pooled
                          Total Number       Total Assets of    Investment      Investment
                          of Other Pooled    Other Pooled       Vehicles        Vehicles
                          Investment         Investment         Managed with    Managed with
                          Vehicles           Vehicles           Performance-    Performance-
Portfolio Manager         Managed            Managed            based Fees      based fees
-----------------         -------------      ---------------    ------------    ------------
Mr. Michael Canter        31                 $ 4,220,000,000       None           None
Mr. Shawn E. Keegan       30                 $43,403,000,000       None           None
Mr. Douglas J. Peebles    68                 $ 7,008,000,000       None            None
Mr. Greg J. Wilensky      31                 $ 4,220,000,000       None            None


--------------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------------
                                                               Number of        Total Assets
                                                               Other            of Other
                          Total Number      Total Assets       Accounts         Accounts
                          of Other          of Other           Managed with     Managed with
                          Accounts          Accounts           Performance-     Performance-
Portfolio Manager         Managed           Managed            based Fees       based fees
-----------------         -------------     ---------------    ------------     -------------
Mr. Michael Canter        106              $ 7,009,000,000         3              $  630,000,000
Mr. Shawn E. Keegan       102              $46,489,000,000         1              $4,589,000,000
Mr. Douglas J. Peebles     83              $26,042,000,000         4              $2,603,000,000
Mr. Greg J. Wilensky      106              $ 7,009,000,000         3              $  630,000,000




LIMITED DURATION

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ashish C. Shah and Mr. Ivan
Rudolph-Shabinsky are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Managers"). For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2016 are set forth below:



            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)
            ------------------------------------------------


          Mr. Gershon M. Distenfeld            None
          Mr. Sherif M. Hamid             $10,001-$50,000
          Mr. Ashish C. Shah              Over $1,000,000
          Mr. Ivan Rudolph-Shabinsky      $100,001-$500,000


--------
(3) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of September 30, 2016, employees of the Adviser had approximately $59,366,690 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which each Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2016.






------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Gershon M. Distenfeld      14         $9,961,000,000     None           None
Mr. Sherif M. Hamid             2         $   71,000,000     None           None
Mr. Ashish C. Shah              2         $  449,000,000     None           None
Mr. Ivan Rudolph-Shabinsky    None             None          None           None

------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
Mr. Gershon M. Distenfeld     53           $34,463,000,000     None          None
Mr. Sherif M. Hamid           33           $ 4,319,000,000     None          None
Mr. Ashish C. Shah            29           $49,590,000,000     None          None
Mr. Ivan Rudolph-Shabinsky   None                None          None          None


------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
------------------------------------------------------------------------------------
                                                          Number of      Total Assets
                                                          Other          of Other
                         Total Number    Total Assets     Accounts       Accounts
                         of Other        of Other         Managed with   Managed with
                         Accounts        Accounts         Performance-   Performance-
Portfolio Manager        Managed         Managed          based Fees     based fees
-----------------        -------------   ---------------  ------------   -------------
Mr. Gershon M. Distenfeld     9         $ 2,559,000,000       None          None
Mr. Sherif M. Hamid           7         $ 1,942,000,000       None          None
Mr. Ashish C. Shah           94         $49,747,000,000         1       $4,663,000,000
Mr. Ivan Rudolph-Shabinsky  None              None            None          None



UNCONSTRAINED BOND

            The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Mr. Scott A. DiMaggio, Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles, Mr. Dimitri Silva and Mr. John Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2016 are set forth below:



            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
            ------------------------------------------------


             Mr. Scott A. DiMaggio              None
             Mr. Gershon M. Distenfeld          None
             Mr. Douglas J. Peebles        Over $1,000,000
             Mr. Dimitri Silva                  None
             Mr. John Taylor                    None


--------
(4) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of October 31, 2016, employees had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.




-------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Scott A. DiMaggio         27         $13,751,000,000     None          None
Mr. Gershon M. Distenfeld     15         $10,218,000,000     None          None
Mr. Douglas J. Peebles        29         $14,179,000,000     None          None
Mr. Dimitri Silva            None             None           None          None
Mr. John Taylor                2         $   427,000,000     None          None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
Mr. Scott A. DiMaggio        60           $ 3,729,000,000      None          None
Mr. Gershon M. Distenfeld    54           $35,105,000,000      None          None
Mr. Douglas J. Peebles       68           $ 7,008,000,000      None          None
Mr. Dimitri Silva           None               None            None          None
Mr. John Taylor               6           $ 2,482,000,000      None          None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                          Number of      Total Assets
                                                          Other          of Other
                         Total Number    Total Assets     Accounts       Accounts
                         of Other        of Other         Managed with   Managed with
                         Accounts        Accounts         Performance-   Performance-
Portfolio Manager        Managed         Managed          based Fees     based fees
-----------------        ------------   ---------------  ------------   --------------
Mr. Scott A. DiMaggio        61        $23,682,000,000        4            $2,603
Mr. Gershon M. Distenfeld     9        $ 2,523,000,000       None           None
Mr. Douglas J. Peebles       83        $26,042,000,000        4            $2,603
Mr. Dimitri Silva           None            None             None           None
Mr. John Taylor              22        $ 2,360,000,000       None           None




GLOBAL BOND

            The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2016 are set forth below:


            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)
            ------------------------------------------------

             Mr. Paul J. DeNoon        Over $1,000,000
             Mr. Scott A. DiMaggio          None
             Mr. Douglas J. Peebles         None
             Mr. Matthew S. Sheridan        None

_________________
(5) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of September 30, 2016, employees of the Adviser had approximately $59,366,690 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2016.




-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Paul J. DeNoon            22         $10,628,000,000     None          None
Mr. Scott A. DiMaggio         26         $ 7,910,000,000     None          None
Mr. Douglas J. Peebles        28         $ 8,363,000,000     None          None
Mr. Matthew S. Sheridan       33         $12,303,000,000     None          None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Other Pooled  Other Pooled
                        Total Number     Total Assets of  Investment    Investment
                        of Other Pooled  Other Pooled     Vehicles      Vehicles
                        Investment       Investment       Managed with  Managed with
                        Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager       Managed          Managed          based Fees    based fees
-----------------       -------------    ---------------  ------------  ------------
Mr. Paul J. DeNoon          50           $34,860,000,000      None         None
Mr. Scott A. DiMaggio       60           $ 3,611,000,000      None         None
Mr. Douglas J. Peebles      68           $ 7,010,000,000      None         None
Mr. Matthew S. Sheridan     79           $33,302,000,000      None         None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                          Number of      Total Assets
                                                          Other          of Other
                         Total Number    Total Assets     Accounts       Accounts
                         of Other        of Other         Managed with   Managed with
                         Accounts        Accounts         Performance-   Performance-
Portfolio Manager        Managed         Managed          based Fees     based fees
-----------------        ------------   ---------------  ------------   --------------
Mr. Paul J. DeNoon          24          $10,110,000,000       5        $1,693,000,000
Mr. Scott A. DiMaggio       60          $24,257,000,000       4                $2,695
Mr. Douglas J. Peebles      82          $26,749,000,000       4                $2,695
Mr. Matthew S. Sheridan     44          $21,979,000,000       4                $2,695



HIGH INCOME


            The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Mr. Paul J. DeNoon, Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2016 are set forth below:



            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(6)
            ------------------------------------------------

             Mr. Paul J. DeNoon            $500,001-$1,000,000
             Mr. Gershon M. Distenfeld       $100,001-$500,000
             Mr. Douglas J. Peebles               None
             Mr. Matthew S. Sheridan              None


--------
(6) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of October 31, 2016, employees of the Adviser had approximately $4,379,468 invested in shares of the Fund and approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.




-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Paul J. DeNoon            21        $ 2,848,000,000      None          None
Mr. Gershon M. Distenfeld     14        $ 2,497,000,000      None          None
Mr. Douglas J. Peebles        29        $14,179,000,000      None          None
Mr. Matthew S. Sheridan       33        $10,374,000,000      None          None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Other Pooled  Other Pooled
                        Total Number     Total Assets of  Investment    Investment
                        of Other Pooled  Other Pooled     Vehicles      Vehicles
                        Investment       Investment       Managed with  Managed with
                        Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager       Managed          Managed          based Fees    based fees
-----------------       -------------    ---------------  ------------  ------------
Mr. Paul J. DeNoon          50           $35,190,000,000     None          None
Mr. Gershon M. Distenfeld   54           $35,105,000,000     None          None
Mr. Douglas J. Peebles      68           $ 7,008,000,000     None          None
Mr. Matthew S. Sheridan     80           $33,823,000,000     None          None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                          Number of      Total Assets
                                                          Other          of Other
                         Total Number    Total Assets     Accounts       Accounts
                         of Other        of Other         Managed with   Managed with
                         Accounts        Accounts         Performance-   Performance-
Portfolio Manager        Managed         Managed          based Fees     based fees
-----------------        ------------   ---------------  ------------   --------------
Mr. Paul J. DeNoon          25          $10,343,000,000       5            $1,628
Mr. Gershon M. Distenfeld    9          $ 2,523,000,000      None           None
Mr. Douglas J. Peebles      83          $26,042,000,000       4            $2,603
Mr. Matthew S. Sheridan     45          $21,581,000,000       4            $2,603




CREDIT LONG/SHORT

            The management of, and investment decisions for, the Fund's portfolio are made by Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ashish
C. Shah, Mr. Ivan Rudolph-Shabinsky, and Mr. Robert A. Schwartz, who are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2016 are set forth below:



            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)
            ------------------------------------------------

            Mr. Gershon M. Distenfeld        $10,001-$50,000
            Mr. Sherif M. Hamid              $50,001-$100,000
            Mr. Ivan Rudolph-Shabinsky             None
            Mr. Ashish C. Shah              $100,001-$500,000
            Mr. Robert A. Schwartz           $50,001-$100,000


--------
(7) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of October 31, 2016, employees of the Adviser had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.




-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Gershon M. Distenfeld     15         $10,218,000,000     None          None
Mr. Sherif M. Hamid            3         $   388,000,000     None          None
Mr. Ivan Rudolph-Shabinsky   None             None           None          None
Mr. Ashish C. Shah             1         $   438,000,000     None          None
Mr. Robert A. Schwartz       None             None           None          None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
Mr. Gershon M. Distenfeld     54           $35,105,000,000     None          None
Mr. Sherif M. Hamid           33           $ 4,571,000,000     None          None
Mr. Ivan Rudolph-Shabinsky   None               None           None          None
Mr. Ashish C. Shah            30           $48,096,000,000     None          None
Mr. Robert A. Schwartz       None              None            None          None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                          Number of      Total Assets
                                                          Other          of Other
                         Total Number    Total Assets     Accounts       Accounts
                         of Other        of Other         Managed with   Managed with
                         Accounts        Accounts         Performance-   Performance-
Portfolio Manager        Managed         Managed          based Fees     based fees
-----------------        ------------   ---------------  ------------   --------------
Mr. Gershon M. Distenfeld     9        $ 2,523,000,000      None            None
Mr. Sherif M. Hamid           7        $ 1,908,000,000      None            None
Mr. Ivan Rudolph-Shabinsky   None           None            None            None
Mr. Ashish C. Shah           104       $50,386,000,000       1         $4,589,000,000
Mr. Robert A. Schwartz       None           None            None            None



HIGH YIELD


            The management of, and investment decisions for, the Fund's portfolio are made by Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ivan Rudolph-Shabinsky and Mr. Ashish C. Shah, who are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus. As of October 31, 2016 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.

            As of October 31, 2016, employees of the Adviser had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.




-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Gershon M. Distenfeld     14        $10,214,000,000      None           None
Mr. Sherif M. Hamid            2        $   384,000,000      None           None
Mr. Ivan Rudolph-Shabinsky    None            None           None           None
Mr. Ashish C. Shah             2        $   439,000,000      None           None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
Mr. Gershon M. Distenfeld      54          $35,105,000,000     None          None
Mr. Sherif M. Hamid            33          $ 4,571,000,000     None          None
Mr. Ivan Rudolph-Shabinsky    None              None           None          None
Mr. Ashish C. Shah             30          $48,096,000,000     None          None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Other          of Other
                          Total Number    Total Assets     Accounts       Accounts
                          of Other        of Other         Managed with   Managed with
                          Accounts        Accounts         Performance-   Performance-
Portfolio Manager         Managed         Managed          based Fees     based fees
-----------------         ------------   ---------------  ------------   --------------
Mr. Gershon M. Distenfeld      9         $ 2,523,000,000      None           None
Mr. Sherif M. Hamid            7         $ 1,908,000,000      None           None
Mr. Ivan Rudolph-Shabinsky   None              None           None           None
Mr. Ashish C. Shah           104         $50,386,000,000       1        $4,589,000,000




INCOME FUND

            The management of, and investment decisions for, the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Douglas J. Peebles, Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Fund Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2016 are set forth below:

                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                   ---------------------------------------------

                  Mr. Paul J. DeNoon              None
                  Mr. Douglas J. Peebles          None
                  Mr. Gershon M. Distenfeld       None
                  Mr. Ashish C. Shah              None
                  Mr. Matthew S. Sheridan         None

            As of October 31, 2016, employees of the Adviser had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.


-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
Mr. Paul J. DeNoon           18         $ 9,153,000,000       None         None
Mr. Douglas J. Peebles       29         $14,179,000,000       None         None
Mr. Gershon M. Distenfeld    14         $ 9,301,000,000       None         None
Mr. Ashish C. Shah            2         $   439,000,000       None         None
Mr. Matthew S. Sheridan      33         $17,177,000,000       None         None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
Mr. Paul J. DeNoon            56           $35,713,000,000      None         None
Mr. Douglas J. Peebles        68           $ 7,008,000,000      None         None
Mr. Gershon M. Distenfeld     54           $35,105,000,000      None         None
Mr. Ashish C. Shah            30           $48,096,000,000      None         None
Mr. Matthew S. Sheridan       80           $33,823,000,000      None         None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Other          of Other
                          Total Number    Total Assets     Accounts       Accounts
                          of Other        of Other         Managed with   Managed with
                          Accounts        Accounts         Performance-   Performance-
Portfolio Manager         Managed         Managed          based Fees     based fees
-----------------         ------------   ---------------  ------------   --------------
Mr. Paul J. DeNoon           16         $ 9,795,000,000       2         $1,603,000,000
Mr. Douglas J. Peebles       83         $26,042,000,000       4         $2,603,000,000
Mr. Gershon M. Distenfeld     9         $ 2,523,000,000     None            None
Mr. Ashish C. Shah          104         $50,386,000,000       1         $4,589,000,000
Mr. Matthew S. Sheridan      45         $21,581,000,000       4         $2,603,000,000


TAX-AWARE

            The management of, and investment decisions for, the Fund's portfolio are made by Mr. Robert B. (Guy) Davidson, III, Mr. Terrance T. Hults, Mr. Shawn E. Keegan and Mr. Matthew J. Norton, who are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus. As of October 31, 2016 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(8)
                ------------------------------------------------

                Mr. Robert B. (Guy) Davidson, III      None
                Mr. Terrance T. Hults                  None
                Mr. Shawn E. Keegan                    None
                Mr. Matthew J. Norton                  None

--------
(8) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

            As of October 31, 2016, employees of the Adviser had approximately $58,313,209 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2016.


-------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
-------------------------------------------------------------------------------------
                                                                        Total
                                                          Number of     Assets of
                                                          Registered    Registered
                          Total Number   Total Assets of  Investment    Investment
                          of Registered  Registered       Companies     Companies
                          Investment     Investment       Managed with  Managed with
                          Companies      Companies        Performance-  Performance-
Portfolio Manager         Managed        Managed          based Fees    based fees
-----------------         -------------  ---------------  ------------  ------------
R. B. (Guy) Davidson, III      35        $21,054,000,000      None         None
Terrance T. Hults              35        $21,054,000,000      None         None
Shawn E. Keegan                 2        $   439,000,000      None         None
Matthew J. Norton              35        $21,054,000,000      None         None

--------------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------------
                                                                          Total
                                                            Number of     Assets of
                                                            Other Pooled  Other Pooled
                          Total Number     Total Assets of  Investment    Investment
                          of Other Pooled  Other Pooled     Vehicles      Vehicles
                          Investment       Investment       Managed with  Managed with
                          Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager         Managed          Managed          based Fees    based fees
-----------------         -------------    ---------------  ------------  ------------
R. B. (Guy) Davidson, III      8           $ 1,575,000,000      None         None
Terrance T. Hults              8           $ 1,575,000,000      None         None
Shawn E. Keegan               30           $43,403,000,000      None         None
Matthew J. Norton              8           $ 1,575,000,000      None         None

--------------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Other          of Other
                          Total Number    Total Assets     Accounts       Accounts
                          of Other        of Other         Managed with   Managed with
                          Accounts        Accounts         Performance-   Performance-
Portfolio Manager         Managed         Managed          based Fees     based fees
-----------------         ------------   ---------------  ------------   --------------
R. B. (Guy) Davidson, III    2,240       $15,461,000,000        3         $274,000,000
Terrance T. Hults            2,240       $15,461,000,000        3         $274,000,000
Shawn E. Keegan                102       $46,489,000,000        1       $4,589,000,000
Matthew J. Norton            2,240       $15,461,000,000        3         $274,000,000



Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                               EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plan continues in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Funds who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan at their meetings held on November 1-3, 2016.


            All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered. In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.


            During the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short and Tax-Aware, during the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, and during the fiscal period ended October 31, 2016 for High Yield, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                       Distribution            Percentage per annum of the
                        services fees for      aggregate average daily net
                        expenditures           assets attributable to
Fund                    payable to ABI         Class A shares*
----                    --------------         ---------------------------

Intermediate Bond       $622,172               .25%
Limited Duration        $82,023                .25%
Unconstrained Bond      $114,833               .25%
High Income             $5,056,366             .25%
Global Bond             $2,967,051             .25%
Credit Long/Short       $460                   .25%
High Yield              $449**                 .25%
Income Fund             $1,010                 .25%
Tax-Aware               $16,151                .25%

* The Board has limited the distribution services fee for Class A shares to 0.25%.

** During High Yield's fiscal year ended August 31, 2016, the distribution services fees for expenditures payable to ABI were $243.

            For the fiscal year or period ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, during the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, and during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016 for High Yield, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:




Category of Expense            Intermediate Bond         Limited Duration  Unconstrained Bond   High Income
-------------------            -----------------         ----------------  ------------------   -----------

Advertising                        $8,683                    $964              $1,482               $69,661

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders                       $4,090                    $500              $697                 $32,360

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)                    $625,556                  $95,029           $116,018             $5,427,052

Compensation to ABI                $171,818                  $21,244           $30,389              $1,341,093

Compensation to Sales
Personnel                          $121,145                  $27,569           $24,955              $1,696,631

Interest on Financing              $156                      $27               $30                  $1,180

Other (includes printing of
sales literature, travel,
entertainment, due
diligence and other
promotional expenses)              $85,844                   $10,601           $14,982              $676,060


Totals                             $1,017,292                $155,934          $188,553             $9,244,037


                                                Credit
Category of Expense        Global Bond          Long/Short     High Yield*       Income Fund       Tax-Aware
-------------------        -----------          ----------     -----------       -----------       ---------

Advertising                  $37,818              $6           $97 / $36            $8                $217

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders                 $20,361              $3           $17 / $20            $9                $106

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)              $2,896,342           $435         $3,435 / $3,769      $75               $4,492

Compensation to ABI          $774,641             $127         $1,100 / $851        $10,228           $24,684

Compensation to Sales
Personnel                    $1,334,858           $168         $5,510 / $3,743      $956              $8,864

Interest on Financing        $942                 $0           $2 / $1              $0                $4

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional expenses)        $407,600             $58          $817 / $461          $112              $2,138


Totals                       $5,472,562           $797         $10,978 / $8,881     $11,388           $40,505

--------
* Represents expenses incurred by High Yield and costs allocated to High Yield during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016, respectively.

            During the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2016 for Global Bond, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                   Percentage per annum of the
                         Distribution services     aggregate average daily net
                         fees for expenditures     assets attributable
Fund                     payable to ABI            to Class B shares
----                     --------------            ---------------------------


Intermediate Bond        $13,457                   1.00%
Unconstrained Bond       $2,957                    1.00%
High Income              $28,328                   1.00%
Global Bond              $23,646                   1.00%

            For the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2016 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:




                                                       Unconstrained
Category of Expense          Intermediate Bond         Bond              High Income          Global Bond
-------------------          -----------------         -------------     -----------          -----------
Advertising                      $46                       $10               $99                  $81

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders                     $21                       $5                $46                  $42

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)                  $5,314                    $904              $9,719               $7,029

Compensation to ABI              $119                      $180              $900                 $1,307

Compensation to Sales
Personnel                        $671                      $136              $1,354               $1,145

Interest on Financing            $27                       $5                $57                  $37

Other (includes printing of
sales literature, travel,
entertainment, due
diligence and other
promotional expenses)            $468                      $104              $997                 $911

Totals                           $6,666                    $1,344            $13,172              $10,552

            During the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short and Tax-Aware, during the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, and during the fiscal period ended October 31, 2016 for High Yield, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:



                                                     Percentage per annum of
                                                     the aggregate average
                       Distribution services fees    daily net assets
                       for expenditures              attributable
Fund                   payable to ABI                to Class C shares
----                   --------------------------    -----------------------


Intermediate Bond         $413,057                      1.00%
Limited Duration          $310,619                      1.00%
Unconstrained Bond        $234,013                      1.00%
High Income               $12,196,114                   1.00%
Global Bond               $3,487,221                    1.00%
Credit Long/Short         $1,297                        1.00%
High Yield                $392*                         1.00%
Income Fund               $1,828                        1.00%
Tax-Aware                 $19,690                       1.00%

__________
* During High Yield's fiscal year ended August 31, 2016, the distribution services fees for expenditures payable to ABI were $184.

            For the fiscal year or period ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, during the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, and during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016 for High Yield, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:




Category of Expense          Intermediate Bond        Limited Duration    Unconstrained Bond  High Income
-------------------          -----------------        ----------------    ------------------  -----------
Advertising                      $1,419                   $999                $815                $41,462

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders                     $673                     $531                $378                $19,852

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)                  $414,923                 $311,705            $208,861            $12,739,548

Compensation to ABI              $28,182                  $20,968             $15,231             $746,420

Compensation to Sales
Personnel                        $21,212                  $22,356             $12,479             $877,719

Interest on Financing            $891                     $586                $486                $26,747

Other (includes printing of
sales literature, travel,
entertainment, due
diligence and other
promotional expenses)            $14,047                  $10,838             $8,140              $412,221

Totals                           $481,347                 $367,983            $246,390            $14,863,969


                                             Credit Long/
Category of Expense     Global Bond          Short            High Yield*      Income Fund       Tax-Aware
-------------------     -----------          ------------     -----------      -----------       ---------
Advertising              $11,146              $4               $5 / $6            $4                $66

Printing and Mailing
of Prospectuses to
Persons Other Than
Current Shareholders     $5,976               $2               $2 / $3            $4                $33

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)          $3,588,308           $1,320           $1,192 / $2,762    $34               $(35)

Compensation to ABI      $230,350             $89              $91 / $118         $9,335            $22,282

Compensation to Sales
Personnel                $247,301             $163             $102 / $128        $462              $2,652

Interest on Financing    $6,469               $3               $2 / $4            $6                $46

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional expenses)    $122,374             $40              $49 / $53          $51               $640


Totals                   $4,211,924           $1,621           $1,443 / $3,074    $9,896            $25,684


--------
* Represents expenses incurred by High Yield and costs allocated to High Yield during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016, respectively.

            During the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income, during the fiscal year ended September 30, 2016 for Global Bond, and during the fiscal period ended October 31, 2016 for High Yield, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                    Percentage per annum of
                                                    the aggregate average
                        Distribution services       daily net assets
                        fees for expenditures       attributable
Fund                    payable to ABI              to Class R shares
----                    ---------------------       -----------------------


Intermediate Bond       $14,044                     .50%
Unconstrained Bond      $4,711                      .50%
High Income             $419,699                    .50%
Global Bond             $355,318                    .50%
High Yield              $26*                        .50%

--------
* During High Yield's fiscal year ended August 31, 2016, the distribution services fees for expenditures payable to ABI were $15.

            For the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income, during the fiscal year ended September 30, 2016 for Global Bond, and during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016 for High Yield, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:



                                            Unconstrained
Category of Expense  Intermediate Bond      Bond              High Income       Global Bond      High Yield*
-------------------  -----------------      -------------     -----------       -----------      -----------
Advertising              $129                  $44               $4,028          $3,124           $3 / $0

Printing and
Mailing of
Prospectuses to
Persons Other Than
Current
Shareholders             $57                   $19               $1,745          $1,515           $1 / $0

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)          $13,610               $4,717            $412,834        $347,198         $3 / $34

Compensation to ABI      $2,110                $720              $64,044         $53,704          $14 / $9

Compensation to
Sales Personnel          $2,064                $574              $69,317         $117,344         $6 / $3

Interest on
Financing                $2                    $1                $48             $56              $0 / $0

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional
expenses)                $1,192                $415              $36,163         $30,681          $12 / $2

Totals                   $19,164               $6,490            $588,179        $553,622         $39 / $48

--------
* Represents expenses incurred by High Yield and costs allocated to High Yield during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016, respectively.

            During the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income, during the fiscal year ended September 30, 2016 for Global Bond, and during the fiscal period ended October 31, 2016 for High Yield, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:



                                                       Percentage per annum of
                                                       the aggregate average
                         Distribution services fees    daily net assets
                         for expenditures              attributable
Fund                     payable to ABI                to Class K shares
----                     --------------------------    -----------------------

Intermediate Bond            $11,712                       .25%

Unconstrained Bond           $503                          .25%

High Income                  $247,261                      .25%

Global Bond                  $65,621                       .25%

High Yield                   $4*                           .25%

--------

* During High Yield's fiscal year ended August 31, 2016, the distribution services fees for expenditures payable to ABI were $2.

            For the fiscal year ended October 31, 2016 for Intermediate Bond, Unconstrained Bond and High Income, during the fiscal year ended September 30, 2016 for Global Bond, and during the fiscal period ended October 31, 2016 and fiscal period ended October 31, 2016 for High Yield, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:




                     Intermediate     Unconstrained
Category of Expense  Bond             Bond              High Income        Global Bond        High Yield*
-------------------  ------------     -------------     -----------        -----------        -----------
Advertising            $38              $1                $4,488             $928             $0 / $0

Printing and
Mailing of
Prospectuses to
Persons Other Than
Current
Shareholders           $17              $0                $1,978             $461             $0 / $0

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)        $10,456          $427              $246,861           $61,472          $0 / $0

Compensation to ABI    $623             $10               $72,920            $16,352          $5 / $5

Compensation to
Sales Personnel        $714             $12               $48,063            $19,853          $0 / $0

Interest on
Financing              $1               $0                $57                $18              $0 / $0

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional
expenses)              $354             $6                $41,094            $9,314           $0 / $0

Totals                 $12,203          $456              $415,461           $108,398         $5 / $5

--------
* Represents expenses incurred by High Yield and costs allocated to High Yield during the fiscal year ended August 31, 2016 and fiscal period ended October 31, 2016, respectively.


            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.


            For the fiscal year or period ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, during the fiscal year ended September 30, 2016 for Global Bond and Limited Duration, and during the fiscal year ended August 31, 2016 for High Yield, cumulative unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:



Class                     Intermediate Bond         Limited Duration      Unconstrained Bond        High Income
-----                     -----------------         ----------------      ------------------        -----------

Class B                     $0                        N/A                   $8,333,908                $5,733,136
   (% of the net assets
   of Class B)              0%                        N/A                   3,588.37%                 243.27%

Class C                     $1,166,174                $202,320              $2,125,161                $16,226,972
   (% of the net assets
   of Class C)              2.78%                     .66%                  10.00%                    1.25%

Class R                     $132,716                  N/A                   $41,377                   $722,879
    (% of the net assets
   of Class R)              4.39%                     N/A                   4.54%                     .84%

Class K                     $51,876                   N/A                   $13,191                   $666,172
    (% of the net assets
   of Class K)              .91%                      N/A                   5.97%                     .62%

Class                      Global Bond           Credit Long/Short   High Yield*       Income Fund       Tax-Aware
-----                      -----------           -----------------   -----------       -----------       ---------

Class B                    $25,210,814           N/A                 N/A               N/A               N/A
   (% of the net assets
   of Class B)             1,511.37%             N/A                 N/A               N/A               N/A

Class C                    $14,929,794           $609                $2,534            $7,956            $12,038
   (% of the net assets
   of Class C)             4.27%                 .39%                .69%              .70%              .60%

Class R                    $676,420              N/A                 $111              N/A               N/A
    (% of the net assets
   of Class R)             .84%                  N/A                 .36%              N/A               N/A

Class K                    $173,713              N/A                 N/A               N/A               N/A
    (% of the net assets
   of Class K)             .55%                  N/A                 N/A               N/A               N/A



--------
* Represents expenses of the Accounting Survivor. Prior to the Reorganization, there were no unreimbursed distribution expenses incurred and carried over of reimbursement in future years for the Accounting Survivor. For High Yield's fiscal period ended October 31, 2016, cumulative unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class C, Class R and Class K shares of the Fund were $1,161 (.62% of the net assets of Class C), $0 (0% of the net assets of Class R) and $0 (0% of the net assets of Class
      K), respectively.



Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


            ABIS receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year or period ended October 31, 2016 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, for the fiscal year ended September 30, 2016 for Limited Duration and Global Bond, and for the fiscal period ended October 31, 2016 for High Yield, the Fund paid ABIS $223,586, $60,678, $1,736,106, $18,070, $273,303, $17,843, $50,651 and
$1,257,819, respectively, for transfer agency services. For the fiscal year ended August 31, 2016 and the fiscal period ended October 31, 2016 for High Yield, the Fund paid ABIS $1,915 and $3,465, respectively, for transfer agency services. Prior to the Reorganization, the Adviser received no transfer agency fee from the Accounting Survivor.

            Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of the Funds are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Intermediate Bond, High Income, Global Bond, Unconstrained Bond and High Yield, to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Funds, except the Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed, and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed at the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


            The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time on each day the Exchange is open are priced at the NAV next computed on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.


            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.



            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.



            Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year (four-year for Unconstrained Bond) and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year (four-year for Intermediate Bond) period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

            The following table shows the aggregate amount of underwriting commissions payable with respect to the Funds' shares and the amounts ABI received from such commissions payable over the Funds' last three fiscal years or since inception.





Fiscal Year/Period                                                        Amounts ABI Received from
Ended October 31/                              Aggregate Amount           Aggregate Amount of
September 30/                                  of Underwriting            Underwriting Commissions
August 31            Fund                      Commissions Payable        Payable*
------------------   ----                      -------------------        -------------------------

2016                 Intermediate Bond             $157,019                     $8,908
2015                                                107,398                      5,543
2014                                                 85,306                      4,583

2016                 Limited Duration               $58,266                     $3,232
2015                                                 41,500                      1,810
2014                                                165,344                      5,863

2016                 Unconstrained Bond             $30,680                     $1,512
2015                                                 36,464                      2,283
2014                                                115,141                      5,819

2016                 Global Bond                   $688,437                    $34,621
2015                                                654,281                     33,865
2014                                                447,002                     22,364

2016                 High Income                 $4,450,686                   $257,875
2015                                              3,691,102                    236,245
2014                                              5,460,608                    340,237

2016                 Credit Long/Short                 $131                        $11
2015                                                  1,235                        106
2014                                                  1,062                         62

2016**               High Yield                      $6,543                       $627
2015***                                                   0                          0
2014***                                                   0                          0

2016                 Income Fund                    $74,559                    $23,470

2016                 Tax-Aware                           $0                         $0
2015                                                     42                         42
2014                                                  7,723                          0

--------
* The amount received by ABI represents that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

** Represents amounts for the fiscal period ended October 31, 2016. For High Yield's fiscal year ended August 31, 2016, the aggregate amount of underwriting commissions payable with respect to the Fund's shares and the amount ABI received from such commissions payable during that period were $5,436 and $384, respectively.

*** Represents underwriting commissions payable by the Accounting Survivor during its fiscal years ended August 31, 2015 and 2014.



            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.




Fiscal Year/Period                             Amounts             Amounts                Amounts
Ended                                          ABI Received        ABI Received           ABI Received
October 31/                                    in CDSCs            in CDSCs               in CDSCs
September 30/                                  from                from                   from
August 31             Fund                     Class A Shares      Class B Shares         Class C Shares
------------------    ----                     --------------      --------------         --------------

2016                  Intermediate Bond          $2,821                $826                     $702
2015                                              2,355                 388                    2,658
2014                                             10,368               1,627                      389

2016                  Limited Duration               $0                  $0                     $964
2015                                                  0                   0                    8,132
2014                                             15,131                   0                   12,214

2016                  Unconstrained Bond           $126                 $27                   $1,211
2015                                              5,229                  30                    2,127
2014                                                222                   0                    8,853

2016                  Global Bond               $23,175                $405                  $16,120
2015                                              3,813                 889                   18,235
2014                                              5,136               2,517                   23,869

2016                  High Income               $17,602              $1,094                 $103,592
2015                                             24,220                 424                  179,035
2014                                             58,252                 948                  139,544

2016                  Credit Long/Short              $0                  $0                       $0
2015                                                  0                   0                        0
2014                                                  0                   0                        0

2016                  High Yield*                    $0                  $0                       $0
2015                                                N/A                 N/A                      N/A
2014                                                N/A                 N/A                      N/A

2016                  Income Fund                    $0                 N/A                       $0

2016                  Tax-Aware                      $0                 N/A                   $1,399
2015                                                  0                 N/A                      686
2014                                                  0                 N/A                       10

--------
* Represents CDSCs received by ABI from the Accounting Survivor during its fiscal years ended August 31, 2016, 2015 and 2014. Prior to the Reorganization, a CDSC did not apply to the Accounting Survivor's shares. During the Fund's fiscal period ended October 31, 2016, ABI received $0 in CDSCs from the Fund.



Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                  Sales Charge for All Funds except Tax-Aware
                  -------------------------------------------

                                                         Discount
                                            As % of      Commission to
                               As % of      the Public   Dealer or Agents
                               Net Amount   Offering     of up to % of
Amount of Purchase             Invested     Price        Offering Price
------------------             ----------   ----------   ----------------

Up to $100,000..............      4.44%      4.25%          4.00%
$100,000 up to $250,000.....      3.36       3.25           3.00
$250,000 up to $500,000.....      2.30       2.25           2.00
$500,000 up to $1,000,000*..      1.78       1.75           1.50

--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

                           Sales Charge for Tax-Aware
                           --------------------------
                                                         Discount
                                            As % of      Commission to
                               As % of      the Public   Dealer or Agents
                               Net Amount   Offering     of up to % of
Amount of Purchase             Invested     Price        Offering Price
------------------             ----------   ----------   ----------------

Up to $100,000..............      3.09%      3.00%          3.00%
$100,000 up to $250,000.....      2.04       2.00           2.00
$250,000 up to $500,000.....      1.01       1.00           1.00
$500,000 and above..........      0.00       0.00           0.00

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more for all Funds except Tax-Aware, and $500,000 or more for Tax-Aware, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

            A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission re-allowed to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AB Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "--Class B Shares--Conversion Feature".

            For all Funds except Tax-Aware, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            For Tax-Aware, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares -- Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;


            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. For Intermediate Bond, Global Bond and High Income, six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. For Unconstrained Bond, eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than other classes of the Fund's shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than the other classes.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that, in either case, are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


Unconstrained Bond:
------------------

                                 Contingent Deferred Sales Charge
                                   for the Fund as a % of Dollar
Year Since Purchase                  Amount Subject to Charge
-------------------              --------------------------------
First                                           4.0%
Second                                          3.0%
Third                                           2.0%
Fourth                                          1.0%
Fifth and thereafter                            None


All Other Funds:
---------------

                                 Contingent Deferred Sales Charge
                                   for the Fund as a % of Dollar
Year Since Purchase                  Amount Subject to Charge
-------------------              ---------------------------------
First                                           3.0%
Second                                          2.0%
Third                                           1.0%
Fourth and thereafter                           None



            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


Class R Shares
--------------

            Class R shares are offered to certain group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Class K Shares
--------------

            Class K shares are available at NAV to certain group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

            Class Z shares are available at NAV, without an initial sales charge, to group retirement plans. Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary or (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i)
(iii) and (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, Class K or Class I shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Class Z Shares. Class Z shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds also make their Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) (currently limited to 0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
 - AB All Market Real Return Portfolio
 - AB Bond Inflation Strategy
 - AB Credit Long/Short Portfolio
 - AB Government Reserves Portfolio
 - AB High Yield Portfolio
 - AB Income Fund
 - AB Intermediate Bond Portfolio
 - AB Limited Duration High Income Portfolio
 - AB Municipal Bond Inflation Strategy
 - AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
 - AB All Market Alternative Return Portfolio
 - AB All Market Income Portfolio
 - AB Asia ex-Japan Equity Portfolio
 - AB Concentrated Growth Fund
 - AB Concentrated International Growth Portfolio
 - AB Emerging Markets Core Portfolio
 - AB Emerging Markets Growth Portfolio
 - AB Emerging Markets Multi-Asset Portfolio
 - AB Global Core Equity Portfolio
 - AB International Strategic Core Portfolio
 - AB Long/Short Multi-Manager Fund
 - AB Multi-Manager Alternative Strategies Fund
 - AB Multi-Manager Select Retirement Allocation Fund
 - AB Multi-Manager Select 2010 Fund
 - AB Multi-Manager Select 2015 Fund
 - AB Multi-Manager Select 2020 Fund
 - AB Multi-Manager Select 2025 Fund
 - AB Multi-Manager Select 2030 Fund
 - AB Multi-Manager Select 2035 Fund
 - AB Multi-Manager Select 2040 Fund
 - AB Multi-Manager Select 2045 Fund
 - AB Multi-Manager Select 2050 Fund
 - AB Multi-Manager Select 2055 Fund
 - AB Select US Equity Portfolio
 - AB Select US Long/Short Portfolio
 - AB Small Cap Growth Portfolio
 - AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Government Exchange Reserves
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
 - AB California Portfolio
 - AB High Income Municipal Portfolio
 - AB National Portfolio
 - AB New York Portfolio
AB Municipal Income Fund II
 - AB Arizona Portfolio
 - AB Massachusetts Portfolio
 - AB Minnesota Portfolio
 - AB New Jersey Portfolio
 - AB Ohio Portfolio
 - AB Pennsylvania Portfolio
 - AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Trust
 - AB Discovery Value Fund
 - AB International Value Fund
 - AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
 - AB Balanced Wealth Strategy
 - AB Conservative Wealth Strategy
 - AB Growth Fund
 - AB Tax-Managed Balanced Wealth Strategy
 - AB Tax-Managed Conservative Wealth Strategy
 - AB Tax-Managed Wealth Appreciation Strategy
 - AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 - Intermediate California Municipal Portfolio
 - Intermediate Diversified Municipal Portfolio
 - Intermediate New York Municipal Portfolio
 - International Portfolio
 - Short Duration Portfolio
 - Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the internet at www.abfunds.com.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70- 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 3% of your investment (4% with respect to sales of Class B shares of Unconstrained Bond). Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and


            o payments related to providing recordkeeping and/or transfer agency services.


            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.


            For 2017, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI is expected to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and education support related to the AB Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund -- Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      AIG Advisor Group


      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Donegal Securities


      Institutional Cash Distributors (ICD)


      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      SunTrust Bank
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                        REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings), or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.


            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve reserves the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.


Account Closure
---------------


            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchanges received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting (not available to shareholders of High Income, Credit Long/Short, Limited Duration High Income, High Yield and Tax-Aware)
------------------------------------------------------------------------------

            A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due to, among various factors, market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------


            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.


            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Fund.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and ask prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and ask prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;


            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;


            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets; or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and ask prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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U.S. Federal Income Taxation of Dividends and Distributions
-----------------------------------------------------------

            General. Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more "qualified publicly traded partnerships".

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            It is the present policy of each Fund to distribute to shareholders all net investment income monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or, if later during the calendar year, the last day of the Fund's taxable year (i.e., November 30 or December 31) if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

            Dividends and Distributions (All Funds, except Tax-Aware). Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

            Some or all of the distributions from a Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains, provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Funds, it is expected that only a small portion, if any, of the Funds' distributions would be treated as "qualified dividend income".

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund. The investment objectives of the Funds are such that only a small portion, if any, of the Funds' distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Dividends and Distributions (Tax-Aware). For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by Tax-Aware are not subject to federal income tax if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of tax-exempt obligations. Tax-Aware intends to meet this requirement. However, interest income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. Insurance proceeds received by Tax-Aware under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

            A substantial portion of the dividends paid by Tax-Aware are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" below. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

            Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since Tax-Aware's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since Tax-Aware's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by Tax-Aware to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

            If Tax-Aware's distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

            Income dividends generally are declared daily and distributed monthly; capital gains distributions generally occur annually in December. After the end of the calendar year, Tax-Aware will notify shareholders of the federal income tax status of any distributions made by the Fund's to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 28%) if such shareholder fails to provide a Fund with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's U.S. federal income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. If a Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received), his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by a Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid, to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

U.S. Federal Income Taxation of the Funds
-----------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that each Fund will be taxed as a regulated investment company for each of its taxable years.

            Original Issue Discount and Market Discount Obligations. Under the original issue discount rules, a Fund will receive net investment income in the form of interest by virtue of holding debt obligations that have an issue price that is less than their stated redemption price at maturity (a "discount obligation"). These rules require that a holder (such as a Fund) of a discount obligation accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Under the market discount rules, a Fund may recognize ordinary income from the sale of bonds which it purchased at a discount to their issue price in the secondary market.

            Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by a Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Stripped Mortgage-Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as a Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in a Fund's income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Zero-coupon Municipal Securities. Under current federal income tax law, Tax-Aware will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Fund, tax-exempt interest income attributable to the Fund from holding zero-coupon municipal securities. Current federal income tax law requires that a holder (such as Tax-Aware) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Fund does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for Tax-Aware not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. Tax-Aware may realize a gain or loss from such sales. In the event Tax-Aware realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

            Currency Fluctuations -- "Section 988" Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of Tax-Aware may be invested.

Other Taxation
--------------

            A Fund may be subject to state and local taxes. A shareholder's state of residence may impose income tax on distributions of tax-exempt interest income, which are exempt from Federal income tax. Shareholders are urged to consult their own tax advisors regarding the state and local income tax consequences of an investment in the Funds.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income are not subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of each Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            Most transactions for the Funds, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. However, a Fund may make opportunistic investments in equities from time to time and Tax-Aware regularly invests in equity securities. The Funds will incur brokerage commissions on those transactions. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution are available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Tax-Aware may deal in some instances in securities that are not listed on a national stock exchange but are traded in the OTC market. Tax-Aware may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, Tax-Aware will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, Tax-Aware will attempt to negotiate best execution.

            Many of Tax-Aware's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries.

            No Fund has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.


            Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.


            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.


            During the fiscal years ended October 31, 2016 and October 31, 2015 and the fiscal period ended October 31, 2014, Credit Long/Short paid brokerage commissions amounting in the aggregate to $8,320, $19,040 and $0, respectively.

            During the fiscal years ended September 30, 2016, September 30, 2015 and September 30, 2014, Global Bond paid brokerage commissions amounting in the aggregate to $127,032, $44,944 and $0, respectively.

            During the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, Intermediate Bond paid brokerage commissions amounting in the aggregate to $12,026, $6,375 and $3,743, respectively.

            During the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, Unconstrained Bond paid brokerage commissions amounting in the aggregate to $124,770, $216,472 and $354,434, respectively.

            During the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, High Income paid brokerage commissions amounting in the aggregate to $183,473, $16,496 and $653,539, respectively.

            During the fiscal years ended September 30, 2016, September 30, 2015 and September 30, 2014, Limited Duration High Income paid brokerage commissions amounting in the aggregate to $39,525, $75,663 and $46,542, respectively.

            During the fiscal years ended August 31, 2016, August 31, 2015 and August 31, 2014, High Yield paid brokerage commissions amounting in the aggregate to $53,071, $201,416 and $77,930, respectively (representing amounts paid by the Accounting Survivor). During the fiscal period ended October 31, 2016, High Yield paid brokerage commissions amounting in the aggregate to $1,810.

            During the fiscal period ended October 31, 2016, Income Fund paid brokerage commissions amounting in the aggregate to $74,559.

            During the fiscal years ended October 31, 2016 and October 31, 2015 and the fiscal period ended October 31, 2014, Tax-Aware did not pay any brokerage commissions.


            The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years or since inception, as applicable.

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector, and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by ratings agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.


            Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Funds
------------------------

Funds
-----

Intermediate Bond

            Intermediate Bond is a series of AB Bond Fund, Inc. (the "Company"), a Maryland corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Company's name was changed to "AllianceBernstein Bond Fund, Inc." on March 31, 2003 and "AB Bond Fund, Inc." on January 20, 2015. The name of the Fund was changed from "AllianceBernstein Intermediate Bond Portfolio" to "AB Intermediate Bond Portfolio" on January 20, 2015.

Limited Duration

            Limited Duration is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Limited Duration High Income Portfolio". The name of the Fund was changed from "AllianceBernstein Limited Duration High Income Portfolio" to "AB Limited Duration High Income Portfolio" on January 20, 2015.

Unconstrained Bond

            The Fund is a Maryland corporation organized in 1995 under the name of "Alliance Global Strategic Income Trust, Inc." The name became
"AllianceBernstein Global Strategic Income Trust, Inc. on March 31, 2003, "AllianceBernstein Diversified Yield Fund, Inc." on November 5, 2007, "AllianceBernstein Unconstrained Bond Fund, Inc." on February 3, 2011, and "AB Unconstrained Bond Fund, Inc." on January 20, 2015.

Global Bond

            The Fund is a Maryland corporation organized in 1992 under the name of "Alliance North American Government Income Fund, Inc." The name became "Alliance Americas Government Income Trust, Inc." on March 1, 2002, "AllianceBernstein Americas Government Income Trust, Inc." on March 31, 2003, "AllianceBernstein Global Government Income Trust, Inc." on February 1, 2006, "AllianceBernstein Global Bond Fund, Inc." on November 5, 2007, and "AB Global Bond Fund, Inc." on January 20, 2015.

High Income

            The Fund is a Maryland corporation organized in 1993 under the name of "Alliance Global Dollar Government Fund, Inc." The name became "Alliance Emerging Market Debt Fund, Inc." on March 1, 2002, "AllianceBernstein Emerging Market Debt Fund, Inc." on March 31, 2003, "AllianceBernstein High Income Fund, Inc." on January 28, 2008, and "AB High Income Fund, Inc." on January 20, 2015.

Credit Long/Short

            Credit Long/Short is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Credit Long/Short Portfolio". The name of the Fund was changed from "AllianceBernstein Credit Long/Short Portfolio" to "AB Credit Long/Short Portfolio" on January 20, 2015.

High Yield

            High Yield is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein High Yield Portfolio". The name of the Fund was changed from "AllianceBernstein High Yield Portfolio" to "AB High Yield Portfolio" on January 20, 2015.


Income Fund

            Income Fund is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name "AB Income Fund."


Tax-Aware


            Tax-Aware is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Tax-Aware Fixed Income Portfolio". The name of the Fund was changed from "AllianceBernstein Tax-Aware Fixed Income Portfolio" to "AB Tax-Aware Fixed Income Portfolio" on January 20, 2015.


General - All Funds

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects except that each class bears its own distribution and transfer agency expenses. Each class of shares of a Fund votes separately with respect to the Fund's Plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of directors.

            Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, and the Class A shareholders and the Class B shareholders will vote separately by class.


            A Fund's Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class Common Stock.


Principal holders
-----------------


            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Fund as of January 13, 2017:



Class A Shares
Fund               Name and Address                            Number of Class A Shares           % of Class A Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     2,903,010                        13.52%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                      1,511,096                         7.04%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                      1,565,708                         7.29%

Limited Duration   Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                      324,832                        11.74%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                          294,264                        10.63%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       343,353                        12.41%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                             255,873                         9.25%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                             448,858                        16.22%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        192,944                         6.97%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                          208,041                         7.52%

Unconstrained      MLPF&S
Bond               For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       374,817                         8.01%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                           1,647,585                        35.20%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        387,320                         8.27%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                        307,133                         6.56%

Global Bond        Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                   15,322,221                         9.95%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     8,581,281                         5.57%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                          39,534,038                        25.67%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                     11,528,156                         7.48%

High Income        Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                   12,742,029                         5.51%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                    17,922,634                         7.76%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                          18,377,998                         7.95%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                          29,326,049                        12.69%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                     25,556,538                        11.06%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                     13,197,247                         5.71%

Credit Long/Short  AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,000                         5.97%

                   Ascensus Trust Company
                   C/F Donna M. Scotland IRA Rollover
                   Millis, MA 02054-1435                               2,230                        13.31%

                   Ascensus Trust Company
                   C/F Ryan T. Crosson SEP IRA
                   Brooklyn, NY 11206-3858                             3,471                        20.72%

                   Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                        5,246                        31.32%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                            1,244                         7.43%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07305-2052                          3,362                        20.07%

High Yield         Ascensus Trust Company
                   C/F Richard J. DeAngelo IRA
                   Elmsford, NY 10523-3717                            20,741                         6.22%

                   JP Morgan Securities LLC
                   For the Exclusive Benefit of Customers
                   4 Chase Metrotech Center
                   Brooklyn, NY  11245-0001                          204,966                        61.42%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                           18,888                         5.66%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                              24,430                         7.32%

Income Fund        Apex Clearing Corporation
                   350 N. Saint Paul St., Suite 1300
                   Dallas, TX 75201-4229                              80,824                        19.05%

                   Apex Clearing Corporation
                   350 N. Saint Paul St., Suite 1300
                   Dallas, TX 75201-4229                              24,881                         5.87%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                              32,595                         7.68%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                              93,123                        21.95%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07305-2052                         86,055                        20.29%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                           29,359                         6.92%

Tax-Aware          Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                              299,242                       34.46%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                              68,581                         7.90%

                   RBC Capital Markets, LLC
                   Mutual Fund Omnibus Processing Omnibus
                   Attn: Mutual Fund Operations Manager
                   60 S.6th Street, MSC P08
                   Minneapolis, MN 55402-4413                        389,397                        44.84%



Class B Shares
Fund               Name and Address                            Number of Class B Shares           % of Class B Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                        12,087                        13.39%

Unconstrained      Ascensus Trust Company
Bond               C/F Donna Arciuolo SEP IRA
                   Ridgefield Park, NJ 07660-1557                      1,790                         6.75%

                   Ascensus Trust Company
                   Phoenix Boys Choir
                   Georg W. Stangelberger
                   Phoenix, AZ 85014-1056                              2,718                        10.25%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                         6,831                        25.76%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                          6,157                        23.21%

Global Bond        MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                        12,853                         7.72%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd, 4th Floor
                   Jersey City, NJ 07310                              31,197                        18.73%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                         22,551                        13.54%

High Income        LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                           16,824                         6.60%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                         17,556                         6.89%



Class C Shares
Fund               Name and Address                            Number of Class C Shares           % of Class C Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       789,174                        21.88%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                             275,847                         7.65%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        791,139                        21.93%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                        424,528                        11.77%

Limited Duration   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       477,624                        15.92%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           1,067,373                        35.58%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                             162,797                         5.43%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        207,559                         6.92%


                   Raymond James
                   Omnibus for Mutual Funds
                   House Account Firm
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102                     201,569                         6.72%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd, 5th Floor
                   Weehawken, NJ 07086-6761                          222,884                         7.43%

Unconstrained      MLPF&S
Bond               For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       466,342                        19.31%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                             208,450                         8.63%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                             713,150                        29.53%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        158,674                         6.57%

                   Raymond James
                   Omnibus for Mutual Funds
                   House Account Firm 92500015
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102                     203,856                         8.44%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                        236,486                         9.79%

Global Bond        MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     6,842,689                        17.49%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           6,307,578                        16.12%

                   National Financial Services LLC
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                           2,396,534                         6.12%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                      3,494,716                         8.93%

                   Raymond James
                   Omnibus for Mutual Funds
                   House Account Firm 92500015
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102                   2,913,823                         7.45%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                        3,056,942                         7.81%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                      4,154,649                        10.62%

High Income        MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                    21,885,086                        15.03%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                          26,851,990                        18.45%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ  07303-2052                    18,473,048                        12.69%

                   Raymond James
                   Omnibus for Mutual Funds
                   House Account Firm
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102                   8,655,956                         5.95%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                        7,782,251                         5.35%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO  63103-2523                    23,692,955                        16.28%

Credit Long/Short  AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,000                         6.33%

                   Ascensus Trust Company
                   C/F Donna J. Gorr Roth IRA
                   Richmond, MI 48062-5543                             1,333                         8.44%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                            7,830                        49.57%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ  07303-2052                         5,631                        35.65%

High Yield         LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                           14,981                        32.87%

                   Oppenheimer & Co. Inc.
                   FBO Terry R. Greene IRA
                   Jackson, OH 45640                                   2,290                         5.02%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                         24,535                        53.82%

Income Fund        Apex Clearing Corporation
                   350 N. Saint Paul St., Suite 1300
                   Dallas, TX 75201-4229                              12,599                         6.93%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                           15,860                         8.73%

                   National Financial Services
                   For the Exclusive Benefit of Our
                   Customers
                   Attn: Mutual Funds Dept.
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                              32,173                        17.71%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                         66,210                        36.44%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                           11,064                         6.09%

                   U.S. Bancorp Investments Inc.
                   60 Livingston Avenue
                   Bethel, MN 55005                                    9,540                         5.25%

                   U.S. Bancorp Investments Inc.
                   60 Livingston Avenue
                   Bloomer, WI 54724                                  12,491                         6.87%

Tax-Aware          LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                           18,599                        10.43%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                             142,723                        80.01%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                          9,626                         5.40%



Advisor Class Shares
Fund               Name and Address                            Number of Advisor Class Shares     % of Advisor Class Shares
----               ----------------                            ------------------------------     -------------------------
Intermediate Bond  MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     1,404,113                        26.95%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           1,063,050                        20.40%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        306,846                         5.89%

                   Raymond James
                   Omnibus for Mutual Funds
                   House Account Firm
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102                     498,046                         9.56%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                          430,572                         8.26%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                        667,318                        12.81%

Limited Duration   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     3,359,833                        12.56%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           3,255,615                        12.06%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                        2,494,731                         9.32%

Unconstrained      Charles Schwab & Co.
Bond               For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                    1,121,971                         6.21%

                   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     2,009,175                        11.12%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           1,109,476                         6.14%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                        1,727,632                         9.56%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                      1,538,802                         8.52%

Global Bond        Charles Schwab & Co.
                   For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                   23,988,781                         5.85%

                   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                    28,345,570                         6.91%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                          28,650,238                         6.99%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                     38,078,427                         9.28%

High Income        Charles Schwab & Co.
                   For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                   36,172,393                         8.43%

                   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                    43,033,141                        10.03%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                          86,521,812                        20.18%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                     27,763,184                         6.47%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                       48,069,445                        11.21%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                     33,964,484                         7.92%

Credit Long/Short  AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                     1,998,000                        97.35%

High Yield         LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                          122,404                        40.90%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        102,582                        34.28%

Income Fund        Charles Schwab & Co.
                   For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                   23,020,107                        20.86%

                   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     7,992,852                         7.24%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           9,293,310                         8.42%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                      7,432,972                         6.74%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                        5,562,676                         5.04%

                   Wells Fargo Clearing Services, LLC
                   Special Custody Account for the
                   Exclusive Benefit of Customer
                   2801 Market St.
                   Saint Louis, MO 63103-2523                      7,455,938                         6.76%

Tax-Aware          AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                       902,604                        25.75%

                   Charles Schwab & Co.
                   For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                      179,501                         5.12%

                   LPL Financial
                   Omnibus Customer Account
                   Attn: Mutual Fund Trading
                   4707 Executive Dr.
                   San Diego, CA 92121-3091                          384,662                        10.97%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                           1,120,564                        31.97%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052                        178,557                         5.09%

                   UBS WM USA
                   Omni Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                          196,875                         5.62%



Class R Shares
Fund               Name and Address                            Number of Class R Shares           % of Class R Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  First Colonial Family Practice TTEE
                   First Colonial Family Practice 401K
                   c/o Fascore LLC
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                  121,038                        47.33%

                   Kiku Obata & Co. P/S 401(k) Plan
                   TTE Kiku Obata
                   RPM PS
                   6161 Delmar Blvd., Ste. 200
                   Saint Louis, MO 63112-1229                         18,900                         7.39%

                   MLPF&S
                   For the Sole Benefit of Its
                   Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                        31,699                        12.39%

                   State Street Bank & Trust
                   FBO ADP/MSDW Alliance
                   Attn: Ralph Campbell
                   1 Lincoln St.
                   Boston, MA 02111-2900                              41,533                        16.24%

Limited Duration   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,003                         99.98%

Unconstrained      David Moser & Joe Cross TTEE FBO
Bond               Cross Motors Corp. 401(k) Plan
                   c/o Fascore LLC
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                   18,007                        16.49%

                   MG Trust Company Custodian FBO
                   Miscor Group 401(k) Plan & Trust
                   717 17th St., Ste. 1300
                   Denver, CO 80202-3304                              20,639                        18.90%

                   Minnesota Life Insurance Company
                   400 Robert Street N., Ste. A
                   Saint Paul, MN 55101-2099                          20,747                        19.00%

                   Structura Inc. Trustee FBO
                   Structura Inc. 401(k) Plan
                   c/o Fascore LLC
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                    7,807                         7.15%

                   Voya Institutional Trust Company
                   Qualified Plan
                   1 Orange Way, #B3N
                   Windsor, CT 06095-4773                             24,725                        22.64%

Global Bond        Hartford Life Insurance Company
                   Separate Account 401
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999                         1,690,130                        16.75%

                   MassMutual Financial Group
                   Cust. FBO Massachussetts Mutual
                   Insurance Company
                   1295 State Street
                   Springfield, MA 01111-0001                        519,506                         5.15%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     1,608,587                        15.94%

                   State Street Bank & Trust as TTEE
                   And/or Cust. FBO ADP Access Product
                   1 Lincoln St.
                   Boston, MA 02111-2901                           2,463,574                        24.41%

                   Voya Retirement Insurance and Annuity
                   Co.
                   Qualified Plan
                   1 Orange Way, #B3N
                   Windsor, CT 06095-4773                          1,097,814                        10.88%

High Income        Hartford Life Insurance Company
                   Separate Account 401
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999                         3,295,873                        33.49%

                   MassMutual Financial Group
                   Cust. FBO Massachussetts Mutual
                   Insurance Company
                   1295 State Street
                   Springfield, MA 01111-0001                        745,414                         7.57%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                       893,254                         9.08%

                   NFS LLC FEBO
                   Reliance Trust Co. Trustee Custodian
                   For TRS FBO Various Ret. Plans
                   1150 S. Olive St., Suite 2700
                   Los Angeles, CA 90015-2211                      1,366,778                        13.89%

                   Voya Retirement Insurance and Annuity
                   Co.
                   Qualified Plan
                   1 Orange Way, #B3N
                   Windsor, CT 06095-4773                            641,415                         6.52%

High Yield         AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,000                        29.58%

                   UMB Bank NA Cust
                   FBO Planmember
                   6187 Carinteria Ave
                   Carpinteria, CA 93013-2805                          2,377                        70.32%



Class K Shares
Fund               Name and Address                            Number of Class K Shares           % of Class K Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  Ascensus Trust Co. FBO
                   International Integrated Solutions
                   LTD 401(k) Profit Sharing Plan and Trust
                   P.O. Box 10758
                   Fargo, ND 58106-0758                               32,370                         6.74%

                   Ascensus Trust Co. FBO
                   Lawrence P Lotzof DDS
                   APC Retirement Savings 401(k) Plan
                   P.O. Box 10758
                   Fargo, ND 58106-0758                               25,030                         5.21%

                   Ascensus Trust Co. FBO
                   Stepbrand Enterprises
                   401(k) PS Plan & Trust
                   P.O. Box 10758
                   Fargo, ND 58106-0758                               41,889                         8.73%

                   Great-West Trust Company LLC TTEE C
                   Minnesota Surgical Associates
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                  111,142                        23.16%

                   Great-West Trust Company LLC TTEE C
                   TAP & Affiliates 401(k)
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                   96,030                        20.01%

                   Nationwide Trust Company FSB
                   C/O IPO Portfolio Accounting
                   P.O. Box 182029
                   Columbus, OH 43218-2029                            30,908                         6.44%

Limited Duration   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,003                        99.98%

Unconstrained      Great-West Trust Company LLC TTEE C
Bond               Stoner, Albright & Company Retirement
                   Plan
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                   16,675                        62.17%

                   Great-West Trust Co. LLC TTEE
                   FBO Holloman Holdings Corp.
                   Management Investment Deferred
                   Compensation Plan
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                    1,852                         6.90%

                   Great-West Trust Co. LLC TTEE
                   FBO Associated Specialist in Nephrology
                   and Hypertension LLC 401K PSP
                   8515 E. Orchard Rd., #2T2
                   Greenwood Village, CO 80111-5002                    5,950                        22.18%

Global Bond        John Hancock Trust Company LLC
                   Amtrust Retirement Plan
                   690 Canton St., Ste. 100
                   Westwood, MA 02090-2324                           920,080                        23.74%

                   NFS LLC FEBO
                   Alliance Capital Management LP
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           995,566                        25.68%

                   Voya Retirement Insurance and Annuity
                   Co.
                   Qualified Plan
                   1 Orange Way, #B3N
                   Windsor, CT 06095-4773                            200,004                         5.16%

High Income        NFS LLC FEBO
                   Transamerica Life Insurance Co.
                   1150 S. Olive St.
                   Los Angeles, CA 90015-2211                      9,899,381                        81.16%

High Yield         AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                         1,000                        99.80%



Class I Shares
Fund               Name and Address                            Number of Class I Shares           % of Class I Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  Ascensus Trust Company C/F
                   401(k) Plan for the Salaried Employ
                   P.O. Box 10758
                   Fargo, ND 58106-0758                               38,930                        15.75%

                   Ascensus Trust Company FBO
                   Kerns Frost & Pearlman Retirement Plan
                   P.O. Box 10758
                   Fargo, ND 58106-0758                               20,793                         8.41%

                   Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                       49,362                        19.97%

                   Nationwide Trust Company FSB
                   c/o IPO Portfolio Accounting
                   P.O. Box 182029
                   Columbus, OH 43218-2029                           130,476                        52.78%

Limited Duration   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY 10601-1712                           943                        99.98%

Unconstrained      NFS LLC FEBO
Bond               The Northern Trust Company
                   P.O. Box 92956
                   Chicago, IL 60675-2956                          4,660,235                        86.12%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave., Fl. 17
                   White Plains, NY 10601-1785                       736,742                        13.61%

Global Bond        John Hancock Trust Company LLC
                   Southern California IBEW-NECA Defin.
                   690 Canton St., Ste. 100
                   Westwood, MA 02090-2324                        15,059,156                        18.24%

                   MLPF&S
                   For the Sole Benefit of Its Customers
                   Attn: Fund Admin.
                   4800 Deer Lake Dr. East, 2nd Floor
                   Jacksonville, FL 32246-6484                     9,778,911                        11.85%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                    12,067,549                        14.62%

High Income        Charles Schwab & Co.
                   For the Exclusive Benefit of Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905                    2,820,646                         8.51%

                   NFS LLC FEBO
                   The Northern Trust Company
                   P.O. Box 92956
                   Chicago, IL 60675-2956                         12,613,544                        38.06%

                   NFS LLC FEBO
                   The Northern Trust Company
                   P.O. Box 92956
                   Chicago, IL 60675-2956                          3,053,963                         9.21%

High Yield         AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                     1,790,331                        99.47%



Class Z Shares
Fund               Name and Address                            Number of Class Z Shares           % of Class Z Shares
----               ----------------                            ------------------------           -------------------
Intermediate Bond  AB MMSRetirement Vintage 2015
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           190,596                        12.31%

                   AB MMSRetirement Vintage 2020
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           375,518                        24.26%

                   AB MMSRetirement Vintage 2025
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           318,351                        20.57%

                   AB MMSRetirement Vintage 2030
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           226,803                        14.65%

                   AB MMSRetirement Vintage 2035
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                            79,388                         5.13%

Unconstrained      AB MMSRetirement Vintage 2015
Bond               1345 Avenue of the Americas
                   New York, NY 10105-0302                            99,169                         8.90%

                   AB MMSRetirement Vintage 2020
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           100,131                         8.98%

                   AB Mult-Manager Retirement 2015 CIT
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                            92,564                         8.30%

                   AB Multi-Manager Retirement 2020 CIT
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           210,590                        18.89%

                   AB Multi-Manager Retirement 2025 CIT
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           243,390                        21.83%

                   AB Multi-Manager Retirement 2030 CIT
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           203,873                        18.29%

Global Bond        DCGT Trustee and/or Custodian
                   FBO PLIC Various Retirement Plans
                   Omnibus
                   Attn: NPIO Trade Desk
                   711 High Street
                   Des Moines, IA 50392-0001                       2,332,294                         8.52%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                     1,599,114                         5.84%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                     1,664,268                         6.08%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                     4,762,987                        17.40%

                   Saxon & Co.
                   P.O. Box 7780-1888
                   Philadelphia, PA 19182-0001                     1,614,487                         5.90%

                   Voya Retirement Insurance and Annuity
                   Co.
                   Qualified Plan
                   1 Orange Way, #B3N
                   Windsor, CT 06095-4773                          2,518,715                         9.20%

High Income        AB All Market Income
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           956,847                         7.06%
                   AB MMSRetirement Vintage 2025
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                           805,441                         5.95%

                   MAC & Co.
                   Attn: Mutual Fund Operations
                   500 Grant Street
                   Room 151-1010
                   Pittsburgh, PA 15219-2502                       2,104,970                        15.54%

                   MAC & Co.
                   Attn: Mutual Fund Operations
                   500 Grant Street
                   Room 151-1010
                   Pittsburgh, PA 15219-2502                       2,416,177                        17.84%

                   Sanford Bernstein & Co. LLC
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712                     1,179,821                         8.71%

High Yield         Balanced Wealth
                   AB High Yield Portfolio Z
                   1345 Avenue of the Americas
                   New York, NY 10105-0302                         6,718,744                        99.88%



Custodians and Accounting Agents
--------------------------------


            State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as the custodian and as accounting agent for Intermediate Bond, Limited Duration, Credit Long/Short, High Yield, Income Fund and Tax-Aware, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.


            Brown Brothers Harriman & Co. ("Brown Brothers"), 50 Post Office Square, Boston, MA 02110, acts as the custodian and as accounting agent for Unconstrained Bond, Global Bond and High Income but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, Brown Brothers may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Principal Underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of a Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.


            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------


            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by a Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.abfunds.com.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of each of Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, High Yield, Income Fund and Tax-Aware for the fiscal year or period ended October 31, 2016 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual reports were filed on Form N-CSR with the SEC on January 9, 2017.

            The financial statements of Limited Duration and Global Bond for the fiscal year ended September 30, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The Funds' annual reports were filed on Form N-CSR with the SEC on December 5, 2016.

            The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

                                                                     Appendix A


                         Proxy Voting Policy Statement

                                  Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.


We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").


Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

                       Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

                               Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

                            Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals:  Approved Remuneration Reports and Policies
-------------------------------------------------------------------

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors
------------------------------------------

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------

These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

                             Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

                              Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

                                 Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                     PART C
                               OTHER INFORMATION

ITEM 28. EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated, February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a) to Post-Effective Amendment No. 87 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated November 2, 2007 and filed June 18, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2009.

            (3) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 3, 2009
                  - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 93 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 21, 2009.

            (4) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 17, 2009 and filed December 21, 2009 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 95 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 26, 2010.

            (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed September 22, 2010 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 99 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2011.

            (6) Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 103 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on September 23, 2011.

            (7) Articles Supplementary to Articles of Incorporation of the Registrant, dated January 6, 2012 and filed January 12, 2012 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (8) Articles Supplementary to Articles of Incorporation of the Registrant, dated March 5, 2013 and filed March 6, 2013 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (9) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 21, 2013 and filed November 25, 2013 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (10) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 30, 2013 and filed January 13, 2014
                  - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 122 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2014.

            (11) Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014
                  - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 123 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 12, 2014.

            (12) Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed April 22, 2014 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

            (13) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 11, 2014 and filed December 1, 2014
                  - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 131 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 12, 2014.

            (14) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed December 12, 2014 -Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 133 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 30, 2015.

            (15) Articles of Amendment to Articles of Incorporation of the Registrant, effective and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 133 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 30, 2015.

            (16) Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed August 6, 2015 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 139 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 10, 2015.

            (17) Articles Supplementary to Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 154 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on November 7, 2016.

            (18) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed December 29, 2016 - Incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 156 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 29, 2016.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-02383), filed with the Securities and Exchange Commission on May 30, 2006.

      (c)   Not applicable.

      (d) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended December 29, 1992, July 1, 1999, September 7, 2004, June 14, 2006, December 16,
            2009, February 4, 2010, December 7, 2011, May 1, 2013, December 11,
            2013, May 7, 2014, July 15, 2014 andApril 22, 2016 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 149 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on May 27, 2016.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.), dated as of July 22, 1992, as amended, April 30, 1993 - Incorporated by reference to
                  Exhibit 6(a) to Post-Effective Amendment No. 65 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-48227 and 811-02383), filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated as of June 4, 1996 - Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 2003.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.), dated as of December 16, 2004 - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (5) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (8) Selected Dealer Agreement between Alliance Bernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Loading Fund Operating Agreement between Alliance Bernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1-A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 18, 2009.

            (12) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of August 9, 2013 - Incorporated by reference to Exhibit
                  (e)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

            (13) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of April 22, 2016 - Incorporated by reference to Exhibit
                  (e)(13) to Post-Effective Amendment No. 149 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on May 27, 2016.

      (f)   Not applicable.

      (g)   (1)   Master Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company, effective August 3, 2009 -
                  Incorporated by reference to Exhibit (g) to Post-Effective
                  Amendment No. 51 of the Registration Statement on Form N-1A of
                  AllianceBernstein Variable Products Series Fund, Inc. (File
                  Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (2) Amendment to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company, effective April 22, 2016 - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 149 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on May 27, 2016.

            (3) Novation and Amendment Agreement, between the Registrant and Brown Brothers Harriman & Co., regarding the AB High Yield Portfolio - Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly known as
                  Alliance Fund Services, Inc.), dated as of September 14, 1988
                  - Incorporated by reference to Exhibit 9 to Post-Effective
                  Amendment No. 65 of the Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 31, 1997.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.), with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (4) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Government Reserves Portfolio - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (5) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Tax-Aware Fixed Income Portfolio - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (6) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Credit Long/Short Portfolio, dated May 7, 2014 - Incorporated by reference to Exhibit
                  (h)(6) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

            (7) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein High Yield Portfolio, dated July 15, 2014 - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

            (8) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AB Income Fund, dated April 22, 2016 - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 149 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on May 27, 2016.


      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j)   Consent of Independent Public Accounting Firm - Filed herewith.


      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) above.

      (n) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of the Registrant (File
                  Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000.

            (2)    Code of Ethics for AllianceBernstein L.P. and
                   AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

      Other Exhibits:

            (1) Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 139 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 10, 2015.

            (2) Power of Attorney for: Carol C. McMullen - Incorporated by reference to Other Exhibits to Post-Effective Amendment No.151 of the Registrant's Registration Statement of Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 29, 2016.

ITEM  29.   Persons Controlled by or under Common Control with the Fund.

            None.

ITEM 30.    Indemnification.

      It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

      (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

      (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

      (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

      (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

      Section 10. Indemnification.

            (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

            4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            The foregoing summaries are qualified by the entire text of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is also the Principal Underwriter or Distributor for the following investment companies:


            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Fixed-Income Shares, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Government Exchange Reserves
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Municipal Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(2)
            AB International Growth Fund, Inc.
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Relative Value Fund, Inc.
            AB Short Duration Portfolio(3)
            AB Sustainable Global Thematic Fund, Inc.
            AB Tax-Managed International Portfolio(4)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Emerging Markets Portfolio(5)
            Sanford C. Bernstein Fund II, Inc.
            The AB Pooling Portfolios
            The AB Portfolios


----------------------
1 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

4 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

5 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                              POSITIONS AND                POSITIONS AND
                              OFFICES WITH                 OFFICES WITH
NAME                          UNDERWRITER                  REGISTRANT
----                          -------------                -------------

Directors
---------

Robert M. Keith               Director                     President and Chief
                                                           Executive Officer
Mark R. Manley                Director, and Secretary

Christopher Bricker           Director

Edward J. Farrell             Director, Senior Vice
                              President and Controller
                              and Chief Accounting
                              Officer

Officers
--------

Christopher C. Thompson       Senior Vice President
                              and Chief Executive
                              Officer

                              Senior Vice President,       Secretary
Emilie D. Wrapp               Assistant General Counsel
                              and Assistant Secretary

Laurence H. Bertan            Senior Vice President
                              and Assistant Secretary

Peter G. Callahan             Senior Vice President

Kevin T. Cannon               Senior Vice President

Nelson Kin Hung Chow          Senior Vice President

Flora Chi Ju Chuang           Senior Vice President

Russell R. Corby              Senior Vice President

Jose Cosio                    Senior Vice President

John W. Cronin                Senior Vice President

Silvio Cruz                   Senior Vice President

Christine M. Dehil            Senior Vice President

John C. Endahl                Senior Vice President

John Edward English           Senior Vice President

Daniel Ennis                  Senior Vice President

Robert K. Forrester           Senior Vice President

Mark A. Gessner               Senior Vice President

Kenneth L. Haman              Senior Vice President

Michael S. Hart               Senior Vice President

Ajai M. Kaul                  Senior Vice President

Scott M. Krauthamer           Senior Vice President

Jonathan M. Liang             Senior Vice President

Karen (Yeow Ping) Lim         Senior Vice President

James M. Liptrot              Senior Vice President
                              and Assistant Controller

William Marsalise             Senior Vice President

Brendan Murray                Senior Vice President

Joanna D. Murray              Senior Vice President

John J. O'Connor              Senior Vice President

Suchet Padhye (Pandurang)     Senior Vice President

Guy Prochilo                  Senior Vice President

John D. Prosperi              Senior Vice President

Kevin Rosenfeld               Senior Vice President

Miguel A. Rozensztroch        Senior Vice President

Elizabeth M. Smith            Senior Vice President

Christian G. Wilson           Senior Vice President

Derek Yung                    Senior Vice President

Eric Anderson                 Vice President

Constantin L. Andreae         Vice President

DeAnna D. Beedy               Vice President

Christopher M. Berenbroick    Vice President

Chris Boeker                  Vice President

Brandon W. Born               Vice President

James J. Bracken              Vice President

Corey S. Beckerman            Vice President

Robert A. Brazofsky           Vice President

Friederike Grote Brink        Vice President

Richard A. Brink              Vice President

James Broderick               Vice President

Steven B. Bruce               Vice President

Michael A. Capella            Vice President

Christopher J. Carrelha       Vice President

Tso Hsiang Chang              Vice President

Mikhail Cheskis               Vice President

Peter T. Collins              Vice President

Joseph (Don) Connell          Vice President

Dwight P. Cornell             Vice President

Nora E. (Murphy) Connerty     Vice President

Massimo Dalla Vedova          Vice President

Francesca Dattola             Vice President

Kevin M. Dausch               Vice President

Frank de Wit                  Vice President

Marc J. Della Pia             Vice President

Patrick R. Denis              Vice President

Ralph A. DiMeglio             Vice President

Joseph T. Dominguez           Vice President

Barbara Anne Donovan          Vice President

Sarah Entzeroth Hartzke       Vice President

Gregory M. Erwinski           Vice President

Susan A. Flanagan             Vice President

Carey Fortnam                 Vice President

Eric C. Freed                 Vice President               Assistant Secretary

Yuko Funato                   Vice President

Kimberly A. Collins Gorab     Vice President

Joseph Haag                   Vice President

Brian P. Hanna                Vice President

Kenneth Handler               Vice President

Terry L. Harris               Vice President

Nancy E. Hay                  Vice President               Assistant Secretary

Philippe Hemery               Vice President

Olivier Herson                Vice President

Alexander Hoffmann            Vice President

Brian Horvath                 Vice President

Eric S. Indovina              Vice President

Tina Kao                      Vice President

Jeffrey Kelly                 Vice President

Gunnar Knierim                Vice President

Anthony D. Knight             Vice President

Tomas Kukla                   Vice President

Stephen J. Laffey             Vice President and           Assistant Secretary
                              Counsel

Christopher J. Larkin         Vice President

Chang Hyun Lee                Vice President

Ginnie Li                     Vice President

Albert Yen Po Lien            Vice President

Jim Lui (Chi-Hsiung)          Vice President

Darren L. Luckfield           Vice President

Matthew J. Malvey             Vice President

Robert Mancini                Vice President

Todd Mann                     Vice President

Osama Mari                    Vice President

Nicola Meotti                 Vice President

Yuji Mihashi                  Vice President

Aimee Minora                  Vice President

David Mitchell                Vice President

Benjamin Moore                Vice President

Paul S. Moyer                 Vice President

Jennifer A. Mulhall           Vice President

Masaru Nakabachi              Vice President

Robert D. Nelms               Vice President

Jamie A. Nieradka             Vice President

Masaki Nishino                Vice President

Bryan R. Pacana               Vice President

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kim Chu Perrington            Vice President

Jared M. Piche                Vice President

Jeffrey Pietragallo           Vice President

Joseph J. Proscia             Vice President

Damien Ramondo                Vice President

Carol H. Rappa                Vice President

Jessie A. Reich               Vice President

Lauryn A. Rivello             Vice President

Claudio Rondolini             Vice President

David Saslowsky               Vice President

Richard A. Schwam             Vice President

Craig Schorr                  Vice President

Karen Sirett                  Vice President

John F. Skahan                Vice President

Chang Min Song                Vice President

Daniel L. Stack               Vice President

Jason P. Stevens              Vice President

Scott M. Tatum                Vice President

Louis L. Tousignant           Vice President

Christian B. Verlingo         Vice President

Wendy Weng                    Vice President

Stephen M. Woetzel            Vice President               Assistant Controller

Isabelle (Hsin-I) Yen         Vice President

Oscar Zarazua                 Vice President

Martin J. Zayac               Vice President

Douglas E. Buckley            Assistant Vice
                              President

Daisy (Sze Kie) Chung         Assistant Vice
                              President

Isabelle Husson               Assistant Vice
                              President

Charissa A. Pal               Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Pablo Perez                   Assistant Vice
                              President

Matthew L. Santora            Assistant Vice
                              President

Michiyo Tanaka                Assistant Vice
                              President

Miyako Taniguchi              Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

William Wielgolewski          Assistant Vice
                              President

Henry M. Winchester           Assistant Vice
                              President

Matthew J. Wrzesniewsky       Assistant Vice
                              President

Colin T. Burke                Assistant Secretary

      (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 30th day of January, 2017.


                                                 AB BOND FUND, INC.

                                                 By:     Robert M. Keith*
                                                         ----------------
                                                         Robert M. Keith
                                                         President

          Pursuant to the requirements of the Securities Act of 1933, as amended this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       Signature                        Title                      Date
       ---------                        -----                      ----

1) Principal Executive
   Officer:


   Robert M. Keith*                President and             January 30, 2017
   ----------------                Chief Executive
   Robert M. Keith                 Officer


2) Principal Financial
   And Accounting Officer:


   /s/ Joseph J. Mantineo          Treasurer and             January 30, 2017
   ----------------------          Chief Financial
       Joseph J. Mantineo          Officer


3) Directors:
   ---------

   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*
   D. James Guzy*
   Nancy P. Jacklin*
   Robert M. Keith*
   Carol C. McMullen*
   Garry L. Moody*
   Marshall C. Turner, Jr.*
   Earl D. Weiner*


   *By: /s/ Stephen J. Laffey                                January 30, 2017
        ----------------------
            Stephen J. Laffey
            (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No. Description of Exhibits



(i)   Opinion and Consent of Seward & Kissel LLP

(j)   Consent of Independent Registered Public Accounting Firm